As filed with the Securities and Exchange Commission on April 26, 2006
Registration Nos. 333-111639
811-02990

============================================================================================

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ____	[ ]
Post-Effective Amendment No. 3	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 29	[X]

KMA Variable Account

(Exact name of Registrant)

Sun Life Assurance Company of Canada (U.S.)

(Name of Depositor)

One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481

(Address of Depositor's Principal Executive Offices) (Zip Code)

Depositor's Telephone Number, including Area Code: 781-262-6402

Sandra M. DaDalt, Assistant Vice President & Senior Counsel

Sun Life Assurance Company of Canada (U.S.)

One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481

(Name and Address of Agent for Service)

copy to:

Thomas C. Lauerman, Esq.

Jorden Burt LLP

1025 Thomas Jefferson Street, N.W.

Washington, DC 20007

It is proposed that this filing will become effective:

( ) immediately upon filing pursuant to paragraph (b) of Rule 485

(X) on May 1, 2006 pursuant to paragraph (b) of Rule 485

( ) 60 days after filing pursuant to paragraph (a) of Rule 485

( ) on [date] pursuant to paragraph (a) of Rule 485

If appropriate, check the following box:

( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Units of Interest in the Separate Account under the Contracts

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

==============================================================================================

Exhibit List on Page ____

CONTENTS OF REGISTRATION STATEMENT

The Facing Sheet

The Contents Page

PART A

Prospectus

PART B

Statement of Additional Information

PART C

Items 24 - 32

The Signatures

Exhibits

PART A

May 1, 2006 Prospectus for

Keyport Preferred Advisor

Variable Annuity

Annuities are:
●	not insured by the FDIC or any other federal government agency;
●	not a deposit or other obligation of, underwritten or guaranteed by, the depository institution;
●	subject to investment risks, including the possible loss of principal amount invested.

PROSPECTUS FOR
PREFERRED ADVISOR VARIABLE ANNUITY
INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
DEFERRED VARIABLE ANNUITY CONTRACT
ISSUED BY
KMA VARIABLE ACCOUNT
AND
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

This prospectus describes the Preferred Advisor variable annuity contract offered by Sun Life Assurance Company of Canada (U.S.). The contract is designed to help you in your long-term retirement planning. As of May 1, 1998, the Contracts were no longer offered for sale.

Under the Contract, you may elect to have value accumulate on a variable or fixed basis. You may also elect to receive periodic annuity payments on either a variable or a fixed basis. This prospectus generally describes only the variable features of the Contract. For a summary of the Fixed Account and its features, see Appendix A. The Contracts are designed to help you in your retirement planning. You may purchase them on a tax qualified or non-tax qualified basis. Because they are offered on a flexible payment basis, you are permitted to make multiple payments.

We will allocate your purchase payments to the investment options and the Fixed Account in the proportions you choose. The Contract currently offers eight investment options, each of which is a Sub-account of KMA Variable Account. Currently, you may choose among the Sub-accounts investing in the following Eligible Funds:
Large-Cap Value Equity Funds	High-Quality Intermediate-Term Bond Funds
Columbia Large Cap Value Fund, Variable Series[1]	Columbia Federal Securities Fund, Variable Series[5]
Large-Cap Blend Equity Funds	Mid/High-Quality Intermediate-Term Bond Funds
Columbia Asset Allocation Fund, Variable Series[3]	Columbia Strategic Income Fund, Variable Series[6]
Columbia International Fund, Variable Series	Money Market Fund
Large-Cap Growth Equity Funds	Columbia Money Market Fund, Variable Series[4]
Columbia Large Cap Growth Fund, Variable Series
Small-Cap Growth Equity Funds
Columbia Small Company Growth Fund, Variable Series[2]

_________
[1]	Formerly known as Liberty Growth & Income Fund, Variable Series.
[2]	Formerly known as Liberty Small Company Growth Fund, Variable Series.
[3]	Formerly known as Liberty Asset Allocation Fund, Variable Series.
[4]	Formerly known as Liberty Money Market Fund, Variable Series.
[5]	Formerly known as Liberty Federal Securities Fund, Variable Series.
[6]	Formerly known as Colonial Strategic Income Fund, Variable Series.

Columbia Management Advisors, Inc., advises the Columbia Funds (with Nordea Investment Management North America, Inc. serving as the sub-advisor for Columbia Asset Allocation Fund, Variable Series).

If you purchased a variable annuity contract before May 1, 1992, you may continue to make purchase payments under that contract subject to the terms and conditions of those contracts and Appendix B.

The purchase of a Contract involves certain risks. Investment performance of the Sub-accounts may vary based on the performance of the related Eligible Funds. We do not guarantee any minimum Contract Value for amounts allocated to the Sub-accounts.

The Variable Account may offer other contracts with different features, fees and charges, and other Sub-accounts which may invest in different or additional mutual funds. Separate prospectuses and statements of additional information will describe other contracts. The agent selling the Contracts has information concerning the eligibility for and the availability of the other contracts.

This prospectus contains important information about the Contracts you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information ("SAI") with the Securities and Exchange Commission. The current SAI has the same date as this prospectus and is incorporated by reference in this prospectus. You may obtain a free copy by writing us at P.O. Box 9133, Wellesley Hills, MA 02481, by calling (800) 367-3653, or by returning the postcard on the back cover of this prospectus. A table of contents for the SAI appears on page 32 of this prospectus.

The date of this prospectus is May 1, 2006.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

DEFINITIONS *

SUMMARY OF CONTRACT FEATURES *

The Contract *

Purchase Payments *

Contingent Deferred Sales Charge *

Mortality and Expense Risk Charge *

Contract Maintenance Charge *

Premium Taxes *

Federal Income Taxes *

Free Look *

FEE TABLE *

EXAMPLES *

CONDENSED FINANCIAL INFORMATION *

PERFORMANCE INFORMATION *

SUN LIFE (U.S.) AND THE VARIABLE ACCOUNT *

PURCHASE PAYMENTS AND APPLICATIONS *

INVESTMENTS OF THE VARIABLE ACCOUNT *

Allocations of Purchase Payments *

Eligible Funds *

Dollar Cost Averaging *

Transfer of Variable Account Value *

Frequent Transfers *

Substitution of Eligible Funds and Other Variable Account Changes *

DEDUCTIONS *

Deductions for Contract Maintenance Charge *

Deductions for Mortality and Expense Risk Charge *

Deductions for Daily Sales Charge *

Deductions for Contingent Deferred Sales Charge *

Deductions for Transfers of Variable Account Value *

Deductions for Premium Taxes *

Deductions for Income Taxes *

Total Variable Account Expenses *

THE CONTRACTS *

Variable Account Value *

Valuation Periods *

Net Investment Factor *

Modification of the Contract *

Right to Revoke *

DEATH PROVISIONS FOR NON-QUALIFIED CONTRACTS *

DEATH PROVISIONS FOR QUALIFIED CONTRACTS *

CONTRACT OWNERSHIP *

ASSIGNMENT *

SURRENDERS *

ANNUITY PROVISIONS *

Annuity Benefits *

Income Date and Settlement Option *

Change in Income Date and Settlement Option *

Settlement Options *

Variable Annuity Payment Values *

Proof of Age, Sex, and Survival of Annuitant *

SUSPENSION OF PAYMENTS *

TAX STATUS *

Introduction *

Taxation of Annuities in General *

Qualified Plans *

Tax-Sheltered Annuities *

Individual Retirement Annuities *

Corporate Pension and Profit-Sharing Plans *

Deferred Compensation Plans With Respect to Service for State and Local Governments *

Required Minimum Distribution Requirements for Tax-Sheltered Annuities and Traditional Individual
    Retirement Annuities *

Texas Optional Retirement Program *

VARIABLE ACCOUNT VOTING RIGHTS *

DISTRIBUTION OF THE CONTRACT *

LEGAL PROCEEDINGS *

INQUIRIES BY CONTRACT OWNERS *

TABLE OF CONTENTS - STATEMENT OF ADDITIONAL INFORMATION *

APPENDIX A - The Fixed Account (Also Known as the Guaranteed Rate Account) *

APPENDIX B - Prior Contracts of the Variable Account *

APPENDIX C - Telephone Instructions *

APPENDIX D - Dollar Cost Averaging *

DEFINITIONS

Accumulation Unit: A unit of measurement used to calculate Variable Account Value.

Annuitant: The natural person on whose life annuity benefits are based and who will receive annuity payments starting on the Income Date.

Company ("We", "Us", "Our", "Sun Life (U.S.)"): Sun Life Assurance Company of Canada (U.S.).

Contract Anniversary: Each anniversary of the Issue Date.

Contract Owner ("You"): The person(s) having the privileges of ownership under the Contract.

Contract Value: The sum of the Variable Account Value and the Fixed Account Value under your Contract at any given time.

Contract Year: Each twelve-month period beginning on the Issue Date and each Contract Anniversary thereafter.

Designated Beneficiary: The person designated to receive any death benefits under the Contract

Eligible Funds: The underlying mutual funds in which the Variable Account invests.

Fixed Account: Part of our general account into which purchase payments or Contract Values may be allocated or transferred.

Fixed Account Value: The value of all Fixed Account amounts accumulated under the Contract prior to the Income Date.

In Force: The status of the Contract before the Income Date so long as:

(1)	it is not totally surrendered, and

(2)	there has not been a death of the Annuitant or any Contract Owner that will cause the Contract to end within at most five years of the date of death.

Income Date: The date on which annuity payments are to begin.

Issue Date: The date when the Contract becomes effective.

Non-Qualified Contract: Any Contract that is not issued under a Qualified Plan.

Office: Our service office, which is P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

Qualified Contract: Contracts issued under Qualified Plans.

Qualified Plan: A retirement plan which receives special tax treatment under Sections 401, 403(b), 408(b) or 408A of the Internal Revenue Code of 1986, as amended ("Code") or a deferred compensation plan for a state and local government or other tax exempt organization under Section 457 of the Code.

Surrender Value: The Contract Value less the deductions made upon a total surrender of the Contract.

Variable Account: KMA Variable Account which is our separate investment account, into which purchase payments under the Contracts may be allocated. The Variable Account is divided into Sub-accounts, each of which invests in shares of an Eligible Fund.

Variable Account Value: The value of all Variable Account amounts accumulated under the Contract prior to the Income Date.

Written Request: A request written on a form satisfactory to us, signed by you and a disinterested witness, and filed at our Office.

SUMMARY OF CONTRACT FEATURES

This summary does not contain all of the information that may be important to you. You should read the entire prospectus and Statement of Additional Information before deciding to invest. Further, individual state requirements, that differ from the information in this prospectus, are described in supplements to this prospectus or in endorsements to the Contracts.

The Contract

The Contract is a flexible premium deferred variable annuity contract. It is designed for retirement planning purposes. It allows you to allocate purchase payments to and receive annuity payments from the Variable Account and/or the Fixed Account.

The Variable Account is a separate investment account we maintain. If you allocate payments to the Variable Account, your accumulation values and annuity payments will fluctuate according to the investment performance of the Eligible Funds chosen.

The Fixed Account is part of our "general account", which consists of all our assets except the Variable Account and the assets of other separate investment accounts we maintain. If you allocate payments to the Fixed Account, your accumulation value will increase at guaranteed interest rates and annuity payments will be of a fixed amount. (See Appendix A for more information on the Fixed Account.)

If you allocate payments to both the Variable and the Fixed Accounts, then the accumulation value and annuity payments will be variable in part and fixed in part.

Purchase Payments

You may make multiple purchase payments. The minimum initial payment is $5,000. The minimum amount for each subsequent payment is $1,000 or a lesser amount as we may permit from time to time which is currently $250. (See "Purchase Payments and Applications".)

Fees and Charges

     Contingent Deferred Sales Charge

There are no sales charges at the time of your purchase payment. We may deduct a charge in the event of a total or partial surrender. That charge is based on a table of charges. The charge will not exceed 7% of that portion of the amount you surrender that represents purchase payments you made during the seven years immediately preceding your request for surrender. (See "Deductions for Contingent Deferred Sales Charge".)

     Mortality and Expense Risk Charge

We deduct a mortality and expense risk charge at an annual rate of 1.25% of your average daily net asset values in the Variable Account. (See "Deductions for Mortality and Expense Risk Charge".)

     Sales Charge

We deduct a daily sales charge at an annual rate of .15% of your average daily net asset values in the Variable Account. (See "Deductions for Sales Charge".)

     Contract Maintenance Charge

We deduct an annual $36 contract maintenance charge from Variable Account Value for administrative expenses. (See "Deductions for Contract Maintenance Charge".)

     Transfer Charge

Currently, there is no transfer charge. However, the Contract permits us to charge you up to $25 for each transfer in excess of 12 in each year your Contract is In Force.

     Premium Taxes

We charge premium taxes against your Contract Value. Currently such premium taxes range from 0% to 3.5%. (See "Deductions for Premium Taxes".)

     Federal Income Taxes

You will not pay federal income taxes on the increases in value of your Contract until you make a withdrawal, such as a lump sum payment or annuity payment or make a gift or assignment. Some withdrawals may also be subject to a 10% federal penalty tax. (See "Tax Status".)

Free Look

Generally, you may revoke the Contract by returning it to us within ten days after you receive it. For most states, we will refund the lesser of the initial purchase payment or Contract Value as of the date we receive the returned Contract. You will bear the investment risk during the revocation period. You may ask us for the rules that apply to your state. (See "Right to Revoke".)

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases
(as a percentage of purchase payments):	0%

Maximum Contingent Deferred Sales Charge
(as a percentage of purchase payments):	7%*

Maximum Charge Per Transfer (currently $0):	$25**

Premium Taxes
(as a percentage of Contract Value or total purchase payments):	0% - 3.5%***
*Completed years from Date of Purchase Payment	Sales Charge

Up to 1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 or later	0%

Surrender charges are deducted only if you totally or partially surrender the Contract. We will reduce any otherwise applicable surrender charge if it would cause the total surrender charge you have paid plus the daily sales charges attributable to your Contract to exceed the "maximum cumulative sales charge" as described in "Deductions for Contingent Deferred Sales Charge".

**Applicable to each transfer after the first twelve transfers in each Contract Year. We are currently waiving this fee. We reserve the right to impose a transfer fee after we notify you. See "Deductions for Transfers of Variable Account Value."

***The premium tax rate and base vary by your state of residence and the type of Contract you own. Currently, we deduct premium taxes from Contract Value upon full surrender (including a surrender for the death benefit) or annuitization. See "Deductions for Premium Taxes."

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Eligible Fund fees and expenses.
Annual Contract Maintenance Charge	$36

Variable Account Annual Expenses

(as a percentage of average net assets)
Mortality and Expense Risk Charge:	1.25%
Daily Sales Charge:	.15%*
Total Variable Account Annual Expenses:	1.40%

* This charge compensates us for certain sales distribution expenses related to the Contract.

The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Eligible Fund's fees and expenses is contained in the prospectus for each Eligible Fund.
Total Annual Eligible Fund Operating Expenses	Minimum	Maximum

(Expenses that are deducted from Eligible Fund assets including management fees, and other expenses)	0.60%	1.19%[1]

1The expenses shown do not reflect any fee waiver or expense reimbursement.

The advisers and/or other service providers of certain Eligible Funds have agreed to reduce their fees and/or reimburse the Eligible Funds' expenses in order to keep the Eligible Funds' expenses below specified limits. All of the Eligible Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Total Annual Operating Expenses for all Eligible Funds, after all fee reductions and expense reimbursements are taken into consideration are 0.45% and 0.95%, respectively. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Eligible Fund's prospectus.

THE ABOVE EXPENSES FOR THE ELIGIBLE FUNDS WERE PROVIDED BY THE ELIGIBLE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Variable Account annual expenses, and Eligible Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of any of the Eligible Funds. In addition, the Examples assume no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. The Examples also do not take into consideration any fee waiver or expense reimbursement arrangements of the Eligible Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$967	$1,343	$1,840	$3,694

(2) If you annuitize your Contract OR if you do not surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$267	$860	$1,540	$3,694

The Examples do not show the effect of premium taxes. Premium taxes (which range from 0% to 3.5%) are deducted from Contract Value upon full surrender, death or annuitization. The Examples also do not include any of the taxes or penalties you may be required to pay if you surrender your Contract.

The Fee Table and Examples should not be considered a representation of past or future expenses and charges of the Sub-accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the Examples are not an estimate or a guarantee of future investment performance. For more information about the expenses of the Eligible Funds, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Eligible Funds.

CONDENSED FINANCIAL INFORMATION

Accumulation Unit Values*
	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-account	of Year**	of Year	of Year	Year

Columbia Money Market Fund	$15.559	$15.776	1,021,793	2005
	15.640	15.559	1,095,847	2004
	15.750	15.640	1,223,256	2003
	15.774	15.750	1,690,305	2002
	15.437	15.774	1,955,935	2001
	14.762	15.437	2,015,415	2000
	14.284	14.762	2,653,148	1999
	13.780	14.284	2,099,133	1998
	13.288	13.780	2,011,620	1997
	12.833	13.288	1,937,919	1996

Columbia Federal Securities Fund	24.378	24.663	484,523	2005
	23.736	24.378	591,927	2004
	23.449	23.736	705,555	2003
	21.665	23.449	910,218	2002
	20.526	21.665	966,699	2001
	18.762	20.526	1,204,515	2000
	18.826	18.762	1,664,530	1999
	17.874	18.826	2,099,027	1998
	16.621	17.874	2,466,957	1997
	16.099	16.621	2,760,649	1996

Columbia Strategic Income Fund	19.596	19.637	489,739	2005
	18.038	19.596	608,964	2004
	15.448	18.038	724,519	2003
	14.433	15.448	953,122	2002
	14.102	14.433	1,161,047	2001
	14.291	14.102	1,575,551	2000
	14.237	14.291	2,404,355	1999
	13.616	14.237	3,020,397	1998
	12.642	13.616	3,802,498	1997
	11.684	12.642	3,036,543	1996

Columbia Asset Allocation Fund	29.594	31.091	1,560,361	2005
	27.284	29.594	1,855,246	2004
	22.966	27.284	2,223,330	2003
	26.381	22.966	2,805,912	2002
	29.460	26.381	3,392,455	2001
	30.197	29.460	4,546,040	2000
	27.188	30.197	6,115,748	1999
	24.497	27.188	7,821,031	1998
	21.264	24.497	8,702,195	1997
	18.650	21.264	9,759,571	1996

Columbia Large Cap Growth Fund	32.124	33.184	780,867	2005
	33.223	32.124	962,638	2004
	26.898	33.223	1,190,941	2003
	39.052	26.898	1,472,056	2002
	52.532	39.052	1,839,034	2001
	60.541	52.532	2,465,959	2000
	44.829	60.541	2,890,859	1999
	35.538	44.829	3,344,812	1998
	27.242	35.538	3,592,225	1997
	22.780	27.242	3,719,103	1996

Columbia Large Cap Value Fund	27.785	29.152	1,187,349	2005
	24.767	27.785	1,489,294	2004
	20.965	24.767	1,818,780	2003
	27.237	20.965	1,104,793	2002
	27.788	27.237	1,361,532	2001
	27.196	27.788	1,736,093	2000
	24.622	27.196	2,264,494	1999
	20.780	24.622	2,759,395	1998
	15.935	20.780	2,927,067	1997
	13.263	15.935	2,382,491	1996

Columbia Small Company Growth Fund	35.755	36.218	628,975	2005
	32.523	35.755	780,903	2004
	22.882	32.523	940,568	2003
	30.646	22.882	1,195,825	2002
	34.541	30.646	1,422,850	2001
	37.025	34.541	1,863,729	2000
	25.351	37.025	2,326,515	1999
	31.085	25.351	3,260,203	1998
	29.237	31.085	3,987,861	1997
	23.357	29.237	4,567,203	1996

Columbia International Fund	11.463	12.793	995,123	2005
	10.221	11.463	1,218,595	2004
	7.646	10.221	1,465,973	2003
	8.948	7.646	519,096	2002
	11.996	8.948	573,217	2001
	14.919	11.996	799,370	2000
	10.761	14.919	942,135	1999
	9.660	10.761	1,145,641	1998
	10.075	9.660	2,226,761	1997
	9.723	10.075	1,243,679	1996
	9.314	9.723	1,052,842	1995

*Accumulation Unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number. See Appendix B for historical values for the contracts described in that appendix.

**Except for Columbia International Fund, Columbia Strategic Income Fund and Columbia Large Cap Value Fund, each unit value started at $10.00 as of May 1, 1989, which is the date the Eligible Fund Sub-account first became available for Accumulation Units based on a 1.40% asset-based charge. The unit values for the Columbia International Fund, Columbia Strategic Income Fund and Columbia Large Cap Value Fund Sub-accounts were valued at $10.00 on May 2, 1994; July 5, 1994, and July 5, 1994, respectively.

The full financial statements for the Variable Account and Sun Life Assurance Company of Canada (U.S.) are in the Statement of Additional Information.

PERFORMANCE INFORMATION

We may from time to time advertise certain performance information concerning the Sub-accounts.

Performance information is not intended to indicate either past performance or future performance of an actual Contract.

We may advertise total return information for the Sub-accounts, other than Columbia Money Market Fund Sub-account, for various periods of time. Total return performance information is based on the overall percentage change in value of a hypothetical investment in the Sub-account over a given period of time.

Average annual total return information shows the average annual compounding change percentage applied to the value of an investment in the Sub-account from the beginning of the measuring period to the end of that period. Average annual total return reflects historical investment results, less all Sub-account and Contract charges and deductions as required by certain regulatory rules. This calculation also reflects any contingent deferred sales charge that would apply if you surrendered the Contract at the end of the period indicated. We do not deduct any premium taxes from average annual total return. Average annual total return would be less if these taxes were deducted.

In order to calculate average annual total return, we divide the change in value of a Sub-account under a Contract surrendered on a particular date by a hypothetical $1,000 investment in the Sub-account. We then annualize the resulting total rate for the period to obtain the average annual compounding percentage change during the period.

We also may present additional total return information computed on a different basis:
●

First, we may present total return information as described above, except for the deduction for the contingent deferred sales charge. This presentation assumes that the investment in the Contract continues beyond the period when the contingent deferred sales charge applies. This is consistent with the long-term investment and retirement objectives of the contract. The total return percentage will be higher under this method than the standard method described above.

●

Second, we may present total return information as described above, except there are no deductions for the contingent deferred sales charge, contract maintenance charge and premium taxes. Because there are no charges deducted, the calculation is simplified. We divide the change in a Sub-account's Accumulation Unit value over a specified time period by the Accumulation Unit value of that Sub-account at the beginning of the period. This computation results in a twelve-month change rate. For longer periods, it is a total rate for the period. We annualize the total rate in order to obtain the average annual percentage change in the Accumulation Unit value for that period. The percentages would be lower if the contingent deferred sales charge and contract maintenance charge were included.

●

Third, certain of the Eligible Funds have been available for other annuity contracts prior to the beginning of the offering of the Contracts described in this prospectus. Any performance information for such periods will be based on historical results of the Eligible Funds and applying the fees and charges of the Contract for the specified time periods.

Moreover, the performance information for each SteinRoe Trust Sub-account may reflect the investment experience of the current Eligible Funds and Eligible Funds previously available under the Variable Account. The Eligible Funds of the SteinRoe Variable Investment Trust replaced these other mutual funds beginning January 1, 1989. These other funds had a different investment adviser (Keystone Custodian Funds, Inc.) than the SteinRoe Trust (Stein Roe & Farnham, Incorporated). See Appendix B. Performance information for periods prior to May 1, 1989 will reflect historical asset-based charges that are at a lower level than the current asset-based charges.

The Columbia Money Market Fund Sub-account is a money market Sub-account that may advertise yield and effective yield information. The yield of the Sub-account refers to the income generated by an investment in the Sub-account over a specifically identified seven-day period. We annualize this income by assuming that the amount of income generated by the investment during that week is generated each week over a fifty-two week period. It is shown as a percentage. The yield reflects the deduction of all charges assessed against the Sub-account and a Contract but does not include contingent deferred sales charges and premium taxes. The yield would be lower if these charges were included.

We calculate the effective yield of the Columbia Money Market Fund Sub-account in a similar manner but, when annualizing such yield, we assume income earned by the Sub-account is reinvested. This compounding effect causes effective yield to be higher than yield.

SUN LIFE (U.S.) AND THE VARIABLE ACCOUNT

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. The Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

We are a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and membership in IMSA in advertisements. Being a member means that we have chosen to participate in IMSA's Life Insurance Ethical Market Conduct Program.

The Variable Account was established by Keyport Life Insurance Company ("Keyport"), a predecessor of Sun Life (U.S.), on January 9, 1980, pursuant to the provisions of Rhode Island law, as a segregated investment account. One December 31, 2003, Keyport was merged with and into Sun Life (U.S.). The Variable Account survived the merger intact. The Variable Account meets the definition of "separate account" under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Such registration does not mean the Securities and Exchange Commission supervises us or the management of the Variable Account.

Obligations under the Contracts are our obligations. Although the assets of the Variable Account are our property, these assets are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and/or capital losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to the income, capital gains, and/or capital losses arising out of any other business we may conduct.

PURCHASE PAYMENTS AND APPLICATIONS

The initial purchase payment is due on the Issue Date. The minimum initial purchase payment is $5,000. You may make additional purchase payments. We reserve the right to limit each subsequent purchase payment to at least $1,000. We may reject any purchase payment or any application.

If your application for a Contract is complete and amounts are to be allocated to the Variable Account, we will apply your initial purchase payment to the Variable Account within two business days of receipt. If the application is incomplete, we will notify you and try to complete it within five business days. If it is not complete at the end of this period, we will inform you of the reason for the delay. The purchase payment will be returned immediately unless you specifically consent to our keeping the purchase payment until the application is complete. Once the application is complete, the purchase payment will be applied within two business days of its completion. Additional purchase payments are allocated to a Contract based on the applicable Sub-account accumulation unit value(s) next determined after we receive it.

We will send you a written notification showing the allocation of all purchase payments and the re-allocation of values after any transfer you have requested. You must notify us immediately of any error. You may contact our Client Service Department at (800) 367-3653. If you fail to notify us within 60 days, we will not assume responsibility for correcting the error.

We will permit others to act on your behalf in certain instances, including:
●	We will accept an application for a Contract signed by an attorney-in-fact if we receive a copy of the power of attorney with the application.

●	We will issue a Contract to replace an existing life insurance or annuity policy that we or an affiliated company issued even though we did not previously receive a signed application from you.

Certain dealers or other authorized persons such as employers and Qualified Plan fiduciaries may inform us of your responses to application questions by telephone or by order ticket and cause the initial purchase payment to be paid to us. If the information is complete, we will issue the Contract with a copy of an application containing that information. We will send you the Contract and a letter so you may review the information and notify us of any errors. We may request you to confirm that the information is correct by signing a copy of the application or a Contract delivery receipt. We will send you a written notice confirming all purchases. Our liability under any Contract relates only to amounts so confirmed.

INVESTMENTS OF THE VARIABLE ACCOUNT

Allocations of Purchase Payments

We will invest your purchase payments in the Sub-accounts you have chosen. Your selection must specify the percentage of the purchase payment that is allocated to each Sub-account. The percentage for each Sub-account, if not zero, must be at least 10% and a whole number. You may change the allocation percentages without fee, penalty or other charge. You must notify us in writing of your allocation changes unless you, your attorney-in-fact, or another authorized person have given us written authorization to accept telephone allocation instructions. By allowing us to accept telephone changes, you agree to accept and be bound by our current conditions and procedures. The current conditions and procedures are in Appendix C. We will notify you of any changes in advance.

The Variable Account is segmented into Sub-accounts. Each Sub-account contains the shares of one of the Eligible Funds and such shares are purchased at net asset value. We may add or withdraw Eligible Funds and Sub-accounts as permitted by applicable law.

Eligible Funds

The Contract offers Sub-accounts that invest in a number of Eligible Fund investment options. More comprehensive information about the Eligible Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Eligible Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in conjunction with this prospectus before you invest. A copy of each Fund Prospectus, as well as a Statement of Additional Information for each Eligible Fund, may be obtained without charge from the Company by calling (800) 752-7215 or by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Eligible Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Eligible Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in your voting instructions and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect you, including withdrawal of the Variable Account from participation in the underlying Eligible Funds which are involved in the conflict or substitution of shares of other Eligible Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Eligible Funds may reimburse us for administrative costs in connection with administering the Eligible Funds as options under the Contracts. These amounts are not charged to you or the Eligible Funds, but are paid from assets of the advisers, transfer agents, or underwriters.

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Eligible Funds, and may be managed by a Eligible Fund's portfolio manager(s). While an Eligible Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between an Eligible Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

Dollar Cost Averaging

Under the program, we make automatic transfers of Accumulation Units on a periodic basis out of the Columbia Money Market Fund Sub-account or the One-Year Guarantee Period Fixed Account option into one or more of the other available Sub-accounts you select. The program allows you to invest in the Sub-accounts over time rather than all at once. The program is available for purchase payments and amounts transferred into the Columbia Money Market Fund Sub-account or the One-Year Guarantee Period Fixed Account option. We reserve the right to limit the number of Sub-accounts you may choose. Currently, there are no limits. If you wish to participate in the program, you must notify us in writing. The One-Year Guarantee Period Fixed Account option of the program is not available under Contracts issued to New Jersey and Washington residents.

A transfer under the program is not subject to a transfer fee and will not be counted as a transfer for purposes of the limitations in "Transfer of Variable Account Value" below. The automatic transfer program does not guarantee a profit nor does it protect against loss in declining markets. We impose no charge for participating in the dollar cost averaging program. The program is described in detail in Appendix D.

Transfer of Variable Account Value

You may transfer Variable Account Value from one Sub-account to another Sub-account and/or to the Fixed Account.

You must notify us in writing of your transfer requests unless you have given us written authorization to accept telephone transfer requests from you or your attorney-in-fact. By authorizing us to accept telephone transfer instructions, you agree to accept our current conditions and procedures. The current conditions and procedures are in Appendix C. You will be given prior notification of any changes. A person acting on your behalf as an attorney-in-fact may make written transfer requests.

If we receive your transfer requests before 4:00 P.M. Eastern Time, we will initiate them at the close of business that day. We will initiate any requests received after that time at the close of the next business day. We will execute your request to transfer value by both redeeming and acquiring Accumulation Units on the day we initiate the transfer.

If you transfer 100% of any Sub-account's value, and the allocation formula for purchase payments on your application includes that Sub-account, the allocation formula for future purchase payments will automatically change unless you tell us otherwise.

Currently, we do not charge a transfer fee. We will notify you prior to charging any transfer fee or a change in the limitation on the number of transfers. The fee will not exceed $25. Contracts delivered in Pennsylvania, South Carolina and Texas contain a stated maximum of $15 per transfer.

Frequent Transfers

The Contracts are not designed for frequent transfer activity. If you wish to employ such strategies, do not purchase a Contract. Transfer limitations and other restrictions described below, are subject to our ability to monitor transfer activity. Some Contract Owners and their third party intermediaries engaging in frequent transfer activity may employ a variety of strategies to avoid detection. Despite our efforts to prevent frequent transfer activity, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their transfer activity.

A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners. Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

     Limitations on Transfers

We discourage frequent transfers of Contract Value among the Sub-accounts. Accordingly, we have established the following policies and procedures to limit transfers as follows:
●	we impose a transfer limit of one transfer every 30 days, or such other period as we may permit with notification of the change to all Contract Owners prior to its effectiveness, and

●

we limit each transfer to a maximum of $2,000,000, or such greater amount as we may permit with notification of the change to all Contract Owners prior to its effectiveness. We treat all transfer requests for a Contract made on the same day as a single transfer. We may treat as a single transfer all transfers you request on the same day for every Contract you own. The total combined transfer amount is subject to the maximum limitation. If the total amount of the requested transfers exceeds the maximum, we will not execute any of the transfers.

If we have executed a transfer with respect to your Contract as part of a multiple transfer request, we will not execute another transfer request for your Contract for 30 days. Transactions pursuant to optional investment-related programs, such as dollar cost averaging and portfolio rebalancing, are not considered in the application of these limits.

By applying these limitations, we intend to protect the interests of all Contract Owners invested in the Sub-accounts. We have determined that the actions of individuals engaging in significant transfer activity may adversely affect the performance of the Eligible Fund for the Sub-account involved. The movement of values from one Sub-account to another may prevent the appropriate Eligible Fund from taking advantage of investment opportunities because the Eligible Fund must maintain a liquid position in order to handle redemptions. Such movement may also cause a substantial increase in fund transaction costs which all Contract Owners must indirectly bear.

Transfer limitations may prevent you from making a transfer on the date you select. This may result in your Contract Value being lower than it would have been if you had been able to make the transfer.

     Waiver of Transfer Limitations

In certain limited situations, we may accommodate transfers more frequent than one every 30 days. Therefore, we reserve the right to waive transfer limitations, where permitted by law and not adverse to the interests of the relevant Eligible Fund and other shareholders, in the following instances:
●	when a new broker of record is designated for the contract;

●	when the contract owner changes;

●	when control of the contract passes to the designated beneficiary upon death of the owner or annuitant;

●	when necessary in our view to avoid hardship to a contract owner; or

●	when eligible funds are dissolved or merged or substituted.

We reserve the right to change these limitations and exceptions at any time. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

If significant trading activity trading results as a consequence of waiving the transfer limitations, it could expose Contract Owners to certain risks. The significant trading activity could increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, the significant trading activity could adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies. Unless the limitations on transfers policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of transfer policy could result in an unequal treatment of Contract Owners by permitting some Contract Owners to engage in frequent transfers while prohibiting others from doing the same.

     Fund Limitations on Transfers

In addition to our transfer limitations, some of the Eligible Funds reserve the right to refuse purchase or transfer requests from the Variable Account if, in the judgement of the Eligible Fund's investment adviser, the Eligible Fund would be unable to invest effectively in accordance with its investment objective and policies, or the request is considered to be part of a frequent trading strategy known as short-term trading. Accordingly, the Variable Account may not be in a position to effectuate some transfers with such Eligible Funds and, therefore, will be unable to process such transfer requests. We also reserve the right to refuse requests involving transfers to or from the Fixed Account.

Substitution of Eligible Funds and Other Variable Account Changes

If shares of any of the Eligible Funds are no longer available for investment by the Variable Account or further investment in the shares of an Eligible Fund is no longer appropriate under the Contract, we may add or substitute shares of another Eligible Fund or of another mutual fund for Eligible Fund shares already purchased or to be purchased in the future. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940.

We also reserve the right to make the following changes in the operation of the Variable Account and Eligible Funds:
●	to operate the Variable Account in any form permitted by law;

●	to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable law;

●	to transfer any assets in any Sub-account to another or to one or more separate investment accounts, or to our general account;

●	to add, combine or remove Sub-accounts in the Variable Account; and

●	to change how we assess charges, so long as we do not increase them above the current total charged to the Variable Account and the Eligible Funds in connection with your Contract.

DEDUCTIONS

Deductions for Contract Maintenance Charge

We charge an annual contract maintenance charge of $36 per Contract Year. This charge reimburses us for our expenses incurred in maintaining your Contract. We may not change the contract maintenance charge of any Contract delivered in Pennsylvania, South Carolina, or Texas to be greater than $100 per year. There is no such limit under Contracts delivered in other jurisdictions.

Before the Income Date, we will deduct the contract maintenance charge from the Variable Account Value on each Contract Anniversary and on the date of any total surrender not falling on the Contract Anniversary.

On the Income Date, we will subtract from Variable Account Value a pro-rata portion of the contract maintenance charge due on the next Contract Anniversary. This pro-rata charge covers the period from the prior Contract Anniversary to the Income Date.

Before and after the Income Date, we deduct the contract maintenance charge proportionally from each Sub-account based upon the value each Sub-account bears to the Variable Account Value.

After the Income Date, once annuity payments begin, or after surrender benefits are applied under a settlement option, the contract maintenance charge is guaranteed not to increase. We will subtract this charge in equal parts from each annuity payment. For example, if annuity payments are monthly, then we will deduct one-twelfth of the annual charge from each payment.

Deductions for Mortality and Expense Risk Charge

Variable annuity payments fluctuate depending on the investment performance of the Sub-accounts. The payments will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. We guarantee that certain total surrenders after your death or the death of the Annuitant will not mean that payments are reduced by a contingent deferred sales charge or will not result in payments that are lower than the amount of purchase payments less any prior partial surrenders. We also assume an expense risk since the contract maintenance charge after the Income Date remains the same and does not change to reflect variations in expenses.

We deduct a mortality and expense risk charge from each Sub-account as part of the calculation of Accumulation Unit Values for each Valuation period. The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the average daily net asset value of each Sub-account. We deduct the charge both before and after the Income Date.

We may deduct less than the full charge from Sub-account values attributable to Contracts issued to our employees and other persons specified in "Distribution of the Contract".

Deductions for Daily Sales Charge

We deduct a daily sales charge from each Sub-account as part of the calculation of Accumulation Unit values for each Valuation Period. This charge is equal, on an annual basis, to 0.15% of the average daily net asset value of each Sub-account. This charge compensates us for certain sales distribution expenses relating to the Contract. We do not deduct the daily sales charge during the annuity period.

We will not deduct this charge from your Sub-account values once we have reached the maximum cumulative daily sales charge limit. We do not deduct this charge from the values of Contracts issued to our employees and other persons specified in "Distribution of the Contract". We may decide not to deduct the charge from Sub-account values attributable to a Contract issued in an internal exchange or transfer of an annuity contract from our general account.

Deductions for Contingent Deferred Sales Charge

We do not deduct a sales charge from the Contract when you purchase it. We may deduct such a charge if you surrender your Contract.

To determine whether we will deduct a contingent deferred sales charge if you partially or totally surrender your Contract, we maintain a separate set of records. These records identify the date and amount of each purchase payment you have made and the Contract Value over time.

You may make partial surrenders during the Accumulation Period without incurring a contingent deferred sales charge. You may surrender an amount up to the Contract's earnings. Earnings equal the Contract Value at the time of surrender, less purchase payments not previously surrendered.

After the first Contract Year, we guarantee that a minimum amount of Contract Value will be free of contingent deferred sales charges each year. This amount is equal to 10% of the Contract Value at the beginning of each Contract Year. This 10% amount will be reduced by the amount of each surrender in a year that represents the Contract's increase in value. The amount of any surrender in excess of this increase in value but not in excess of the remaining 10% amount will be free of contingent deferred sales charges. This portion will be deducted from the purchase payments from the oldest payment to the most recent until the amount is fully deducted. Any amount so deducted will not be subject to a charge.

The following additional amounts will be deducted from the purchase payments in this order: the amount of any surrender in the first Contract Year in excess of the Contract's increase in value at the time of surrender; and the amount of any surrender in any later Contract Year in excess of the Contract's increase in value at the time of surrender (or in excess of the 10% limit if it applies). The contingent deferred sales charge for each purchase payment from which a deduction is made will be equal to (a) x (b), where:
(a)	is the amount so deducted; and

(b)

is the applicable percentage for the number of years that have elapsed from the date of the purchase payment to the date of surrender. We measure years from the date of each payment. The applicable percentages for each year are:

Year	Percentage
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 and thereafter	0%

We calculate the contingent deferred sales charges for each purchase payment. The lesser of this amount and the maximum cumulative sales charge will be deducted from Contract Value in the same manner as the surrender amount. The maximum cumulative sales charge is equal to (a) - (b), where:

(a)	is 8.5% of the total purchase payments made to the Contract, and

(b)

is the sum of (i) all prior contingent deferred sales charge deductions from the Contract Value and (ii) all prior daily sales charges attributable to the Contract Value allocated to the Sub-accounts. After each surrender, our records will be adjusted to reflect any deductions made from the applicable purchase payments.

The contingent deferred sales charge is used to cover expenses we incur selling the Contract, including compensation paid to selling dealers and the cost of sales literature. Selling dealers may receive up to 6.00% of purchase payments. (See "Distribution of the Contracts.") We pay any expenses not covered by the charge from our general account, which may include monies deducted from the Variable Account for the mortality and expense risk charge.

The contingent deferred sales charge is not applicable to Contracts issued to our employees and other persons specified in "Distribution of the Contract".

We may reduce or change any contingent deferred sales charge percentage to 0% under a Contract issued in an internal exchange or transfer of an annuity contract from our general account.

We may establish a systematic withdrawal program to allow you to request systematic partial surrenders in the first Contract Year up to 10% of the initial purchase payment. Under this program, we may waive the contingent deferred sales charge on the amount of any partial surrender that is in excess of the Contract's increase in value at the time the surrender occurs. Any such excess surrender amount will not be deducted from the initial purchase payment. This means that the waiver of the contingent deferred sales charge is not a permanent waiver and we can collect the charge in the event that you later make a non-systematic partial or total surrender.

Deductions for Transfers of Variable Account Value

Currently, we do not charge a transfer fee. However, the Contract allows us to charge up to $25 for each transfer in excess of 12 per year. Contracts delivered in Pennsylvania, South Carolina and Texas contain a stated maximum of $15 per transfer. We will notify you prior to the imposition of any fee.

Deductions for Premium Taxes

We deduct the amount of any premium taxes levied by any state or governmental entity when paid unless we elect to defer such deduction. We can not anticipate precisely the amount of premium tax payable on any transaction involving the Contract. Premium taxes depend, among other things, on the type of Contract (Qualified or Non-Qualified), on your state of residence, the state of residence of the Annuitant, our status within such states, and the insurance tax laws of such states. Currently, premium taxes range from 0% to 3.5% of either total purchase payments or Contract Value.

Deductions for Income Taxes

We deduct income taxes from any amount payable under the Contract that a governmental authority requires us to withhold. See "Income Tax Withholding" and "Tax-Sheltered Annuities".

Total Variable Account Expenses

The total Variable Account expenses you will incur are the contract maintenance charge, the mortality and expense risk charge, and the daily sales charge.

The value of the assets in the Variable Account will reflect the value of Eligible Fund shares and the deductions from and expenses paid out of the assets of the Eligible Funds. These deductions and expenses are described in the Eligible Fund prospectus.

THE CONTRACTS

Variable Account Value

The Variable Account Value for your Contract is based on the sum of your proportionate interest in value of each Sub-account where you have allocated values. We determine the value of each Sub-account at any time by multiplying the number of Accumulation Units attributable to that Sub-account by its Accumulation Unit value.

Each purchase payment you make results in the credit of additional Accumulation Units to your Contract and the appropriate Sub-account. Purchase payments are credited to your Contract using the Accumulation Unit Value that is calculated after we receive your purchase payment. The number of additional units for any Sub-account will equal the amount allocated to that Sub-account divided by the Accumulation Unit value for that Sub-account at the time of investment. We process transactions other than purchase payments using the Accumulation Unit value that is calculated at the end of the Valuation Period during which the transaction occurs.

Valuation Periods

We determine the value of the Variable Account each valuation period using the net asset value of the Eligible Fund shares. A valuation period is the period beginning at 4:00 P.M. (ET) which is the close of trading on the New York Stock Exchange and ending at the close of trading for the next business day. The New York Stock Exchange is currently closed on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net Investment Factor

Your Variable Account Value will fluctuate with the investment results of the underlying Eligible Funds you have selected. In order to determine how these fluctuations affect value, we use an Accumulation Unit value. Each Sub-account has its own Accumulation Units and value per unit. We determine the unit value applicable during any valuation period at the end of that period.

When we first purchased Eligible Fund shares on behalf of the Variable Account, we valued each Accumulation Unit at $10.00. The Unit value for each Sub-account in any valuation period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Accumulation Unit may increase or decrease from valuation period to valuation period. We calculate a net investment factor for each Sub-account according to the following formula (a / b) - c, where:
(a)	is equal to:

	(i)	the net asset value per share of the Eligible Fund at the end of the valuation period; plus

	(ii)	the per share amount of any dividend or other distribution the Eligible Fund made if the "ex-dividend" date for such distribution occurs during that same valuation period.

(b)	is the net asset value per share of the Eligible Fund at the end of the prior valuation period.

(c)	is equal to:

	(i)	the valuation period equivalent of the annual rate for the mortality and expense risk charge; plus

	(ii)	the valuation period equivalent of the annual rate for the daily sales charge; plus

	(iii)	a charge factor, if any, for any tax provision established by us as a result of the operations of that Sub-account.

If we have deducted the maximum cumulative sales charge limit, we will not deduct the daily sales charge in (c) (ii) above. For Contracts issued to our employees and other persons specified in "Distribution of the Contract", the mortality and expense risk charge in (c) (i) above is .35% and the daily sales charge in (c)(ii) above is eliminated. We may eliminate the daily sales charge in (c)(ii) above for certain Contracts we issue in an internal exchange or transfer.

Modification of the Contract

Only our President or Secretary may agree to alter the Contract or waive any of its terms. A change may be made to the Contract if there have been changes in applicable law or interpretations of law. Any changes will be made in writing and with your consent, except as may be required by applicable law.

Right to Revoke

You may return the Contract within ten days after you receive it by delivering or mailing it to us. The postmark on a properly addressed and postage-prepaid envelope determines if a Contract is returned within the period. We will treat the returned Contract as if we never issued it and we will refund: (a) the initial purchase payment for Contracts delivered in Connecticut, Georgia, Idaho, North Carolina, South Carolina, Utah, Washington and West Virginia; (b) the Contract Value for Contracts delivered in Arizona, California (if you are age 60 or older; see below), Kansas, Minnesota, North Dakota and Pennsylvania; and (c) the lesser of the initial purchase payment or the Contract Value for Contracts delivered elsewhere, including in California if you are under age 60.

If we deliver your Contract to you in California and you are age 60 or older, you may return the Contract to us or the agent from whom you purchased it. If you return the Contract within 30 days after you receive it, we will refund the Contract Value.

DEATH PROVISIONS FOR NON-QUALIFIED CONTRACTS

Death of Primary Owner, Joint Owner or Certain Non-Owner Annuitant. If the Contract is In Force, you or any joint Owner dies or the Annuitant dies under a Contract when a non-natural person such as a trust owns the Contract, we will treat the Designated Beneficiary as the Contract Owner after such a death.

Under this paragraph you are the covered person. However, if there is a non-natural Owner such as a trust, the covered person is the Annuitant. If the covered person dies, we will increase the Contract Value if it is less than the guaranteed minimum death value amount ("GMDV"). Except for certain previously issued Contracts, the GMDV is the greater of:
(a)	the sum of all purchase payments made through the date of death, less all partial surrenders made through the date of death; and

(b)

the Anniversary Value. We will compute an "Anniversary Value" for each Contract Anniversary (if any) before the 81st birthday of the covered person and we will use the greatest of such "Anniversary Values". Initially, the "Anniversary Value" for each applicable Contract Anniversary is equal to the Contract Value on that Anniversary. It is then increased by any purchase payments made from that Anniversary until the date of death, and decreased by the following amount at the time of each partial surrender made from that Anniversary until the date of death: the partial surrender amount divided by the Contract Value right before the surrender, multiplied by the "Anniversary Value" right before the surrender.

The GMDV will be different for any Contract issued between July 1, 1993 and before the later of July 5, 1994 and the date we changed the death provisions in the state of issue of a Contract. Contracts on application form number FLEX-APP(REV)3, FLEX-APP-OH(REV)3 or FLEX-APP-PA(REV)3 are affected. You or your agent may call 800-437-4466 to see when the change was made in your state.

The GMDV for such a Contract is the greatest of (a) above, (b) above, and the Contract Value on the seventh Contract Anniversary, plus any purchase payments made from that Anniversary until the date of death, and less any partial surrenders made from that Anniversary until the date of death. The GMDV for any other Contract issued before May 1, 1996 is the greater of (a) above and the Contract Value.

When we receive due proof of the covered person's death, we will compare, as of the date of death, the Contract Value and the GMDV. If the Contract Value is less than the GMDV, we will increase the current Contract Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Contract Value until we receive due proof of death. We allocate the amount credited, if any, to the Variable Account and/or the Fixed Account based on the purchase payment allocation in effect when we receive due proof of death. The Designated Beneficiary may, by the later of the 90th day after the covered person's death and the 60th day after we receive proof of the death, surrender the Contract for the Contract Value without incurring any applicable contingent deferred sales charge. For a surrender after the applicable 90 or 60 day period and for a surrender at any time after the death of a non-covered person, we will pay the Surrender Value. If the Contract is not surrendered, it will continue for the time period specified below.

If the decedent's surviving spouse is the sole Designated Beneficiary, he or she will become the new sole primary Owner as of the decedent's date of the death. If the Annuitant is the decedent, the new Annuitant will be any living contingent annuitant, otherwise the new Annuitant will be the surviving spouse. The Contract can continue until another death occurs. Except for this paragraph, all of "Death Provisions" will apply to that subsequent death.

In all other cases, the Contract may continue up to five years from the date of death. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial surrenders or the right to totally surrender the Contract for its Surrender Value. If the Contract is still in effect at the end of the five-year period, we will automatically end it by paying the Contract Value to the Designated Beneficiary. If the Designated Beneficiary is not alive, we will pay any person(s) named by the Designated Beneficiary in writing; otherwise we will pay the Designated Beneficiary's estate.

Payment of Benefits. Instead of receiving a lump sum, you or any Designated Beneficiary may direct us in writing to pay any benefit of $2,000 or more under an annuity payment option that meets the following:
●	the first payment to the Designated Beneficiary must be made no later than one year after the date of death;

●	payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and

●

any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

Death of Certain Non-Contract Owner Annuitant. These provisions apply if, while the Contract is In Force, the Annuitant dies, you are not the Annuitant, and you are a natural person. The Contract will continue after the Annuitant's death. The new Annuitant will be any living contingent annuitant. If there is no living contingent annuitant, then you will be the new Annuitant.

DEATH PROVISIONS FOR QUALIFIED CONTRACTS

Death of Annuitant. If the Annuitant dies while the Contract is In Force, the Designated Beneficiary will control the Contract. We will increase the Contract Value, as provided below, if it is less than the guaranteed minimum death value amount ("GMDV"). The GMDV is the amount defined on page 20. When we receive due proof of the Annuitant's death, we will compare, as of the date of death, the Contract Value to the GMDV. If the Contract Value is less than the GMDV, we will increase the current Contract Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Contract Value until we receive due proof of death.

We will allocate the amount credited, if any, to the Variable Account and/or the Fixed Account based on the purchase payment allocation selection that is in effect when we receive due proof of death. The Designated Beneficiary may, by the later of the 90th day after the Annuitant's death and the 60th day after we are notified of the death, surrender the Contract for the Contract Value without incurring any applicable contingent deferred sales charge. If the surrender is made after the applicable 90 or 60 day period, we will pay the Surrender Value.

If the Designated Beneficiary does not surrender the Contract, it may continue for the time period permitted by the Internal Revenue Code provisions applicable to the particular Qualified Plan. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial surrenders or the right to totally surrender the Contract for its Surrender Value. If the Contract is still in effect at the end of the period, we will automatically end it by paying the Contract Value to the Designated Beneficiary. If the Designated Beneficiary is not alive then, we will pay any person(s) named by the Designated Beneficiary in writing; otherwise, we will pay the Designated Beneficiary's estate.

Payment of Benefits. You or any Designated Beneficiary may direct us in writing to pay any benefit of $2,000 or more under an annuity payment option that meets the following:

●	the first payment to the Designated Beneficiary must be made no later than one year after the date of death;

●	payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and

●

any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

CONTRACT OWNERSHIP

The Contract Owner shall be the person designated in the application and may exercise all the rights of the Contract. Joint Contract Owners are permitted. Contingent Contract Owners are not permitted.

You may direct us in writing to change the Contract Owner, primary beneficiary, contingent beneficiary or contingent annuitant. If the selection of a beneficiary or annuitant was designated "irrevocable", that selection may be changed only with that person's written consent.

Because a change of Contract Owner by means of a gift may be a taxable event, you should consult a qualified tax professional as to the tax consequences resulting from such a transfer.

Any Qualified Contract may have limitations on transfer of ownership. You should consult a qualified tax professional as to the tax consequences resulting from such a transfer.

ASSIGNMENT

You may assign the Contract at any time. You must file a copy of any assignment with us. Your rights and those of any revocably-named person will be subject to the assignment. A Qualified Contract may have limitations on your ability to assign the Contract.

Because an assignment may be a taxable event, you should consult the plan administrator and a qualified tax professional as to the tax consequences resulting from any such assignment.

SURRENDERS

You may partially surrender the Contract by notifying us in writing. We reserve the right to limit the minimum amount to be surrendered to at least $300. We may permit a lesser amount with a systematic withdrawal program. If the Contract Value after a partial surrender would be below $2,500, we will treat the request as a surrender of only the amount over $2,500. The amount surrendered will include any applicable contingent deferred sales charge and may be greater than the amount of the surrender check requested. Unless you specify otherwise, we will deduct the total amount surrendered from all Sub-accounts of the Variable Account in the proportion that the value in each Sub-account bears to the total Variable Account Value. If there is no or insufficient value in the Variable Account, then the amount surrendered, or the insufficient portion, will be deducted from the Fixed Account.

You may totally surrender the Contract by notifying us in writing. Surrendering the Contract will end it. Upon surrender, you will receive the Surrender Value.

We will pay the amount of any surrender within seven days of receipt of your request. Alternatively, you may apply any surrender benefit of at least $2,000 to an annuity payment option for yourself. If the Contract Owner is not a natural person, we must consent to the selection of an annuity payment option.

You may not make partial surrenders or total surrender under Settlement Options based on life contingencies after annuity payments have begun. You may make partial surrenders from or total surrender under Settlement Option 1, described in "Settlement Options" below, which is not based on life contingencies if you have selected a variable payout. Any partial surrender will reduce your future annuity payments.

Because of the potential tax consequences of a full or partial surrender, you should consult a qualified tax professional regarding a surrender.

Participants under Qualified Plans as well as Contract Owners, Annuitants, and Designated Beneficiaries are cautioned that you may not be able to partially or totally surrender the Contract under a Qualified Plan. You should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Contract with that Plan.

ANNUITY PROVISIONS

Annuity Benefits

If the Annuitant is alive on the Income Date and the Contract is In Force, we will begin payments to the Annuitant under the payment option or options you have chosen. We determine the amount of the payments on the Income Date by applying to the Option you choose:

●	your Contract Value;

●	subtracting any premium taxes not previously deducted; and

●	subtracting any applicable contract maintenance charge on the Income Date in accordance with the Option selected.

Income Date and Settlement Option

You may select an Income Date and Settlement Option at the time of application. If you do not select a Settlement Option, we automatically choose Option 2. If you do not select an Income Date for the Annuitant, the Income Date will automatically be the first day of the calendar month following the later of:
●	the Annuitant's 75th birthday, or

●	the 10th Contract Anniversary.

You may continue to make purchase payments until you reach your Income Date.

Change in Income Date and Settlement Option

You may choose or change an Income Date or Settlement Option by writing to us at least 30 days before the Income Date. However, any Income Date must be:
●	for variable annuity payment options, not earlier than the second calendar month after the Issue Date;

●	for fixed annuity payment options, not earlier than the first calendar month after the end of the first Contract Year;

●	not later than the calendar month after the Annuitant's 90th birthday; and

●	the first day of a calendar month.

Settlement Options

The Settlement Options are:
Option 1:	Income for a Fixed Number of Years;

Option 2:	Life Income with 10 Years of Payments Guaranteed; and

Option 3:	Joint and Last Survivor Income.

You may arrange other options if we agree. Each option is available in two forms - as a variable annuity for use with the Variable Account and as a fixed annuity for use with the Fixed Account. Variable annuity payments will fluctuate. Fixed annuity payments will not fluctuate.

Unless you choose otherwise, we will apply Variable Account Value to a variable annuity option and Fixed Account Value to a fixed annuity option. The same amount applied to a variable option and a fixed option will produce a different initial payment and different subsequent payments.

The payee is the person who will receive the sum payable under a payment option. Any payment option that provides for payments to continue after the death of the payee will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

If the amount available under any variable or fixed option is less than $5,000, we reserve the right to pay such amount in one sum to the payee in lieu of the payment otherwise provided for.

We will make annuity payments monthly unless you have requested in writing quarterly, semi-annual or annual payments. However, if any payment would be less than $100, we may reduce the frequency of payments to a period that will result in each payment being at least $100.

Option 1: Income for a Fixed Number of Years. We will pay periodic payments for a chosen number of years, not less than 5 nor over 50. You may choose a period of years over 30 only if it does not exceed the difference between age 100 and the Annuitant's age on the date of the first payment. At any time while we are making variable annuity payments, the payee may elect to receive the following amount:

●

the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. This interest rate is 6% per year (3% per year for Florida Contracts and 5% per year for Oregon Contracts), unless you chose 3% per year in writing; less

●	any contingent deferred sales charge due by treating the value defined above as a total surrender.

Instead of receiving a lump sum, the payee may elect another payment option and we will not deduct the amount applied to the option by the contingent deferred sales charge above.

If, at the death of the payee, Option 1 payments have been made for less than the chosen number of years:
●	we will continue payments during the remainder of the period to the successor payee; or

●

the successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 6% per year (3% per year for Florida Contracts and 5% per year for Oregon Contracts), unless the payee chose 3% per year in writing.

The mortality and expense risk charge is deducted during the Option 1 payment period but we have no mortality risk during this period.

You may choose a "level monthly" payment option for variable payments under Option 1. Under this option, we convert your annual payment into 12 equal monthly payments. Thus the monthly payment amount changes annually instead of monthly. We will determine each annual payment as described in "Variable Annuity Payment Values", place each annual payment in our general account, and distribute it in 12 equal monthly payments. The sum of the 12 monthly payments will exceed the annual payment amount because of an interest rate factor we use which will vary from year to year. If the payments are commuted, (1) we will use the commutation method described above for calculating the present value of remaining payments and (2) use the interest rate that determined the current 12 payments to commute any unpaid monthly payments.

See "Annuity Payments" for the manner in which Option 1 may be taxed.

Option 2: Life Income with 10 Years of Payments Guaranteed. We will pay periodic payments during the lifetime of the payee. If, at the death of the payee, payments have been made for fewer than 10 years:
●	we will continue payments during the remainder of the period to the successor payee; or

●

such successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 6% per year (3% per year for Florida Contracts and 5% per year for Oregon Contracts), unless the payee chose 3% per year in writing.

The amount of the annuity payments will depend on the age of the payee on the Income Date and it may also depend on the payee's sex.

Option 3: Joint and Last Survivor Income. We will pay periodic payments for as long as either the payee or a designated second natural person is alive. The amount of the annuity payments will depend on the age of both persons on the Income Date and it may also depend on each person's sex. It is possible under this option to receive only one annuity payment if both payees die after the receipt of the first payment or to receive only two annuity payments if both payees die after receipt of the second payment and so on.

Variable Annuity Payment Values

We determine the amount of the first variable annuity payment by multiplying the Contract Value you are applying to variable annuity payments by the annuity purchase rate for the Settlement Option you have selected. The annuity purchase rates are based on an assumed annual investment return ("AIR") of 6% per year (3% per year for Florida Contracts and 5% for Oregon Contracts), unless you choose 3% in writing. (See below and "Variable Annuity Payment Values" in the Statement of Additional Information for more information on AIRs and how your initial variable payment is calculated.)

Subsequent variable annuity payments will fluctuate in amount and reflect whether the actual investment return of the selected Sub-account(s) (after deducting the mortality and expense risk charge) is better or worse than the assumed investment return. The total dollar amount of each variable annuity payment will be equal to:

●	the sum of all Sub-account payments; less

●	the pro-rata amount of the annual contract maintenance charge.

Currently there is no limit on the number of times or the frequency with which a payee may instruct us to change the Sub-account(s) used to determine the amount of the variable annuity payments. Any change requested must be at least six months after a prior selection.

If you apply the same amount to a particular payment option, a 5% or 6% AIR will result in a larger initial payment than will a 3% AIR. You should note, however, that, assuming the same investment performance, your subsequent payments using a 5% or 6% AIR will increase by a smaller percentage (when they increase) and decrease by a larger percentage (when they decrease) than will subsequent payments using a 3% AIR. Indeed, it is possible that after a sufficient period of time, payments determined using a 5% or 6% AIR may be lower than payments commencing at the same time using the same Sub-accounts but a 3% AIR. Note that if you select Option 1 (Income for a Fixed Number of Years) and payments continue for the entire period, the 5% or 6% AIR payment amount will start out being larger than the 3% AIR amount but eventually the 5% or 6% payment amount will become less than the 3% AIR payment amount. Whether you would be better off choosing a higher or lower AIR depends on the annuity payment option you choose, the investment performance of the Sub-accounts you choose, and the period for which payments are received.

Proof of Age, Sex, and Survival of Annuitant

We may require proof of age, sex or survival of any payee upon whose age, sex or survival payments depend. If the age or sex has been misstated, we will compute the amount payable based on the correct age and sex. If income payments have begun, we will pay in full any underpayments with the next annuity payment. Any overpayments, unless repaid in one sum, will be deducted from future annuity payments until we are repaid in full.

SUSPENSION OF PAYMENTS

We reserve the right to postpone surrender payments from the Fixed Account for up to six months. We may suspend or postpone any type of payment from the Variable Account for any period when:
●	the New York Stock Exchange is closed other than customary weekend or holiday closings;

●	trading on the Exchange is restricted;

●	an emergency exists as a result of which it is not reasonably practicable to dispose of securities held in the Variable Account or determine their value; or

●	the Securities and Exchange Commission permits delay for the protection of security holders.

The applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the two latter conditions described above exist.

TAX STATUS

Introduction

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, whether the Contract is issued under a Qualified Plan and the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

You may purchase a Contract that is not issued under a Qualified Plan ("Non-Qualified Contract") or a Contract that is used under a Plan that is Qualified under the provisions of the Internal Revenue Code of 1986, as amended (the "Code") (a "Qualified Contract"). The ultimate effect of federal income taxes on the Contract Value, on annuity payments, and on the economic benefit to the Contract Owner, Annuitant or Designated Beneficiary depends on the type of retirement plan for which you purchase the Contract and upon the tax and employment status of the individual concerned.

Taxation of Annuities in General

For federal income tax purposes, purchase payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, purchase payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the cost basis for purposes of determining the taxable portion of any distributions from a Qualified Contract.

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

Section 72 of the Code governs taxation of annuities in general. There are no income taxes on increases in the value of a Contract until a distribution occurs, in the form of a full surrender, a partial surrender, an assignment or gift of the Contract, or annuity payments. A trust or other entity owning a Non-Qualified Contract other than as an agent for an individual is taxed differently; increases in the value of a Contract are taxed yearly whether or not a distribution occurs.

Surrenders, Partial Surrenders, Death Benefit Payments, Assignments and Gifts. If you fully surrender your Contract, the portion of the surrender payment that exceeds your cost basis in the Contract is subject to tax as ordinary income. For Non-Qualified Contracts, the cost basis is generally the amount of the purchase payments made for the Contract. For Qualified Contracts, the cost basis is generally zero and the entire surrender payment is generally taxed as ordinary income. A Designated Beneficiary receiving a lump sum death benefit payment after your death or the death of the Annuitant is similarly taxed on the portion of the amount that exceeds your cost basis in the Contract. If the Designated Beneficiary elects to receive annuity payments that begin within one year of the decedent's death, different tax rules apply. See "Annuity Payments" below. For Non-Qualified Contracts, the tax treatment applicable to Designated Beneficiaries may be contrasted with the tax treatment applicable to persons inheriting and then selling mutual fund shares who receive a "stepped-up" basis equal to the date-of-death value of their shares and therefore will pay no tax on the sale of their share unless the sale price exceeds the date-of-death value.

Partial surrenders received under Non-Qualified Contracts prior to annuitization are first included in gross income to the extent cash value (determined without regard to surrender charges) exceeds purchase payments. Then, to the extent the cash value does not exceed purchase payments, such surrenders are treated as a non-taxable return of principal to you. There is no definition of "cash value" in the Code and, for tax reporting purposes, we are currently treating it as the Contract Value. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Contract Value plus an additional amount representing the value of a death benefit in your Contract. If this were to occur, any withdrawal could have a higher proportion of the withdrawal derived from taxable investment earnings.

For partial surrenders under a Qualified Contract, a portion of each payment is treated as a non-taxable return of principal and the remaining amount is treated as taxable income. Since the cost basis of Qualified Contracts is generally zero, partial surrender amounts will generally be fully taxed as ordinary income.

If you assign or pledge a Non-Qualified Contract, you will be subject to taxation under the rules applicable to surrenders. If you give away your Contract to anyone other than your spouse, you are treated for income tax purposes as if you had fully surrendered the Contract. If the transfer is to a charity, you may be allowed a deduction for some or all of the value of the Contract.

A special computational rule applies if we issue to you, during any calendar year, two or more Contracts or one or more Contracts and one or more of our other annuity contracts. Under this rule, all of the contracts will be treated as one contract. We believe this means that the amount of any distribution under any one Contract will be includable in gross income to the extent that at the time of distribution the sum of the values for all the Contracts exceeds the cost bases for all the contracts.

Annuity Payments. We determine the non-taxable portion of each variable annuity payment by dividing the cost basis of your values allocated to Variable Account Value by the total number of expected payments. We determine the non-taxable portion of each fixed annuity payment with an "exclusion ratio" formula which establishes the ratio that the cost basis of your values allocated to Fixed Account Value bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Contracts, the cost basis is generally zero.

With annuity payments based on life contingencies, the payments will become fully taxable once the payee lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments, if any. Because variable annuity payments can increase over time and because certain payment options provide for a lump sum right of commutation, it is possible that the IRS could determine that variable annuity payments should not be taxed as described above but instead should be taxed as if they were received under an agreement to pay interest. This determination would result in a higher amount (up to 100%) of certain payments being taxable.

With respect to the "level monthly" payment option available under Settlement Option 1, pursuant to which each annual payment is placed in our general account and paid out with interest in twelve equal monthly payments, it is possible the IRS could determine that receipt of the first monthly payout of each annual payment is constructive receipt of the entire annual payment. Thus, the total taxable amount for each annual payment would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received. This acceleration would affect you if your first monthly payment for each year is received in a month other than January since those of your 12 monthly payments that are actually received in the next tax year would be treated as being constructively received (and taxable) in the current tax year.

Following any change by the payee to variable annuity payments under Settlement Option 1, other than a change of the payment day of the month or a change from a regular periodic income payment option to a "level monthly" payment option (or vice versa) where the remaining payment length stays the same, the non-taxable portion of each payment will be recalculated in accordance with IRS standards.

The Code does not specifically address partial surrenders after annuity payments have begun. Based on a private letter ruling issued by the IRS in 2000, it is our intention to report as taxable income the portion of any partial surrender from variable annuity Settlement Option 1 that does not exceed immediately before the partial surrender the present value of remaining payments less the Contract's remaining cost basis. Under this approach, a partial surrender of $10,000 when the present value is $150,000 and the remaining cost basis is $145,000 would result in taxable income of $5,000 being reported. Since private letter rulings do not bind the IRS, the IRS could take the position that the Code requires the full amount of the partial surrender ($10,000 in the example) to be treated as taxable income. Under either approach to determining the taxable income associated with a partial surrender, some taxpayers, such as those under age 59 1/2, could be subject to additional tax penalties. Because of the potential for adverse tax results as described above, you should carefully consider, prior to making a partial surrender, your need for funds from the Contract and the tax implications. You should also consult a qualified tax professional prior to making a partial surrender.

Penalty Tax. Payments received by you, Annuitants, and Designated Beneficiaries under Contracts may be subject to both ordinary income taxes and a penalty tax equal to 10% of the amount received that is includable in income. The penalty tax is not imposed on amounts received for Non-Qualified Contracts:
●	after the taxpayer attains age 59-1/2;

●	in a series of substantially equal periodic payments made for life or life expectancy;

●	after the death of the Contract Owner (or, where the Contract Owner is not a natural person, after the death of the primary Annuitant, as defined in the Code);

●	if the taxpayer becomes totally and permanently disabled; or

●

under a Non-Qualified immediate annuity contract that provides for a series of substantially equal periodic payments (not less frequently than annually), provided that only one purchase payment is made to the Contract, that the Contract is not issued as a result of a Section 1035 exchange, and that the first annuity payment begins in the first Contract Year.

Similar exceptions to the 10% penalty tax apply to distributions from Qualified Contracts.

Income Tax Withholding. We are required to withhold federal income taxes on taxable amounts paid under Contracts unless the recipient elects not to have withholding apply. We will notify recipients of their right to elect not to have withholding apply. See "Tax-Sheltered Annuities" (TSAs) for an alternative type of withholding that may apply to distributions from TSAs that are eligible for rollover to another TSA, an individual retirement annuity or account (IRA), a qualified trust or an eligible deferred compensation plan of a state or local government.

Section 1035 Exchanges. You may purchase a Non-Qualified Contract with proceeds from the surrender of an existing annuity contract. Such a transaction may qualify as a tax-free exchange pursuant to Section 1035 of the Code. It is our understanding that in such an event:
●	the new Contract will be subject to the distribution-at-death rules described in "Death Provisions for Non-Qualified Contracts"

●

purchase payments made between August 14, 1982 and January 18, 1985 and the income allocable to them will, following an exchange, no longer be covered by a "grandfathered" exception to the penalty tax for a distribution of income that is allocable to an investment made over ten years prior to the distribution; and

●	purchase payments made before August 14, 1982 and the income allocable to them will, following an exchange, continue to receive the following "grandfathered" tax treatment under prior law:

	(i)	the penalty tax does not apply to any distribution;

	(ii)	partial surrenders are treated first as a non-taxable return of principal and then a taxable return of income; and

	(iii)	assignments are not treated as surrenders subject to taxation.

Diversification Standards. The U.S. Secretary of the Treasury has issued regulations that set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Eligible Funds intend to meet the diversification requirements for the Contract, as those requirements may change from time to time. If the diversification requirements are not satisfied, the Contract will not be treated as an annuity contract. As a consequence, income earned on a Contract would be taxable to you as ordinary income in the year in which diversification requirements were not satisfied, including previously non-taxable income earned in prior years.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership such as the ability to exercise control over the investment of the assets. In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we have reserved certain rights to alter the Contracts and investment alternatives to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. However, you bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Qualified Plans

The Contract is designed for use with several types of Qualified Plans. Under the Code, Qualified Plans generally enjoy tax-deferred accumulation of amounts invested in the plan. Therefore, in considering whether or not to purchase a Contract in a Qualified Plan, you should only consider the Contract's other features, including the availability of lifetime annuity payments and death benefit protection.

The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, we do not attempt to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and Designated Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contract issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Contract in connection with them, and, for Tax-Sheltered Annuities and traditional Individual Retirement Annuities, required minimum distribution requirements. Purchasers of the Contract should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Contract with that Plan.

Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain contribution limitations, exclude the amount of purchase payments from gross income for tax purposes. However, such purchase payments may be subject to Social Security (FICA) taxes. This type of annuity contract is commonly referred to as a "Tax-Sheltered Annuity" (TSA).

Section 403(b)(11) of the Code contains distribution restrictions. Specifically, distributions attributable to contributions made pursuant to a salary reduction agreement may be paid, through surrender of the Contract or otherwise, only:
●	when the employee attains age 59-1/2, has a severance from employment, dies or becomes totally and permanently disabled (within the meaning of Section 72(m)(7) of the Code) or

●	in the case of hardship. A hardship distribution must be of contributions only and not of any income attributable to such contributions.

Even though a distribution may be permitted under these rules, it may be subject, in addition to income tax, to the 10% penalty tax as a premature distribution.

Section 403(b)(11) does not apply to distributions attributable to assets held as of December 31, 1988. Thus, the law's restrictions would apply only to distributions attributable to contributions made after 1988, to earnings on those contributions, and to earnings on amounts held as of December 31, 1988. The Internal Revenue Service has indicated that the distribution restrictions of Section 403(b)(11) are not applicable when TSA funds are being transferred tax-free directly to another TSA issuer, provided the transferred funds continue to be subject to the Section 403(b)(11) distribution restrictions.

If you have requested a distribution from a Contract, we will notify you if all or part of such distribution is eligible for rollover to another Eligible Retirement Plan. Any amount eligible for rollover treatment will be subject to mandatory federal income tax withholding at a 20% rate unless you direct us in writing to transfer the amount as a direct rollover to another Eligible Retirement Plan. The term "Eligible Retirement Plan" means an individual retirement account under Section 408(a), an individual retirement annuity under Section 408(b), a pension or profit sharing plan under Section 401(a), an annuity plan under Section 403(a), a tax-sheltered annuity under Section 403(b), or an eligible deferred compensation plan of a state or local government under Section 457(b).

Under the terms of a particular Section 403(b) plan, the participant may be entitled to transfer all or a portion of the Contract Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

Individual Retirement Annuities

Section 408(b) and 408(A) of the Code permit eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" and "Roth IRA" respectively. These traditional individual retirement annuities and Roth IRAs are subject to limitations on the amount which may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into a Section 408(b) Individual Retirement Annuity. If you convert a traditional individual retirement annuity into a Roth IRA, the fair market value of the Contract is included in taxable income. Under IRS Regulations and Revenue Procedure 2006-13, fair market value may exceed Contract Value. Thus, you should consult with a qualified tax professional prior to any conversion.

Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contract to provide benefits under the plans.

Deferred Compensation Plans With Respect to Service for State and Local Governments

Section 457 of the Code, while not actually providing for a Qualified Plan as that term is normally used, provides for certain deferred compensation plans that enjoy special income tax treatment with respect to service for tax-exempt organizations, state governments, local governments, and agencies and instrumentalities of such governments. The Contract can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. However, with respect to plans established by tax-exempt organizations, all such investments are owned by and subject to the claims of general creditors of the sponsoring employer.

Required Minimum Distribution Requirements for Tax-Sheltered Annuities and Traditional Individual Retirement Annuities

If your Contract is a traditional Individual Retirement Annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1/2 or, for non-IRAs, the date of retirement instead of age 70 1/2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account's trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract's value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account's RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as death and living benefits) will be added to the Contract Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Contract Value for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Contract Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract's additional benefits is no more than 20% of the 12/31 Contract Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 account balance. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, a death benefit and/or living benefit in your Contract could cause your RMD amount to be higher than it would be without such a benefit.

Texas Optional Retirement Program

If we are an approved carrier under the Texas Optional Retirement Program ("ORP"), any Contract issued to an ORP participant will contain an ORP endorsement that will amend the Contract in two ways. First, if for any reason a second year of ORP participation is not begun, the total amount of the State of Texas' first-year contribution will be returned to the appropriate institution of higher education upon its request. Second, no benefits will be payable, through surrender of the Contract or otherwise, unless the participant dies, retires, or terminates employment in all Texas institutions of higher education. The value of the Contract may, however, be transferred to other contracts or carriers during the period of ORP participation.

VARIABLE ACCOUNT VOTING RIGHTS

In accordance with our view of present applicable law, we will vote the shares of the Eligible Funds held in the Variable Account at regular and special meetings of the shareholders of the Eligible Funds in accordance with instructions received from persons having the voting interest in the Variable Account. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions.

However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Eligible Funds in our own right, we may elect to do so.

You have the voting interest under a Contract prior to the Income Date. The number of shares held in each Sub-account that are attributable to you is determined by dividing your Variable Account Value in each Sub-account by the net asset value of the applicable share of the Eligible Fund. The payee has the voting interest after the Income Date under an annuity payment option. The number of shares held in the Variable Account which are attributable to each payee is determined by dividing the reserve for the annuity payments by the net asset value of one share. During the annuity payment period, the votes attributable to a payee decrease as the reserves underlying the payments decrease.

We will determine the number of shares in which a person has a voting interest as of the date established by the respective Eligible Fund for determining shareholders eligible to vote at the meeting of the Eligible Fund. We will solicit voting instructions in writing prior to such meeting in accordance with the procedures established by the Eligible Fund.

Each person having the voting interest in the Variable Account will receive periodic reports relating to the Eligible Fund(s) in which he or she has an interest, proxy material and a form with which to give such voting instructions.

DISTRIBUTION OF THE CONTRACT

Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contracts may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with Sun Life (U.S.) and the principal underwriter, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon, our wholly-owned subsidiary, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

Sun Life (U.S.) (or its affiliates) pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by us to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. We intend to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments we receive for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions we may pay to Selling Broker-Dealers may vary depending on the selling agreement but it not expected to be more than 6.00% of purchase payments, and 1.00% annually, based on the Contract Value of those payments. We may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of purchase payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling-Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Different Contracts are sold to persons who are officers, directors, or employees of ours, trustees or officers of SteinRoe Trust or Liberty Trust, employees of the investment adviser or sub-investment adviser of either Trust, or employees of a company that is under contract with either Trust to provide management or administrative services or to any Qualified Plan established for such persons. Such Contracts are different from the Contracts sold to others in that they are not subject to a contract maintenance charge, asset-based sales charge or the contingent deferred sales charge and they have a mortality and expense risk charge of 0.35% per year.

Commissions may be waived or reduced in connection with certain transactions described in this prospectus. During 2003, 2004, and 2005, approximately $233,172, $263,326, and $257,426, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account or the principal underwriter are a party. We are engaged in various kinds of routine litigation which, in our judgment, is not of material importance in relation to our total capital and surplus.

INQUIRIES BY CONTRACT OWNERS

You may write us with questions about your Contract to Sun Life Assurance Company of Canada (U.S.), P.O Box 9133, Wellesley Hills, MA 02481, or call (800) 367-3653.

TABLE OF CONTENTS - STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)
Variable Annuity Benefits
Variable Annuity Payment Values
Re-Allocating Sub-account Payments
Principal Underwriter
Safekeeping of Assets
Independent Registered Public Accounting Firm
Investment Performance
Financial Statements

APPENDIX A

The Fixed Account (Also Known as the Guaranteed Rate Account)

Introduction

This Appendix describes the Fixed Account option available under the Contract. The Fixed Account is not available under either the Contract (form number FLEX(4)V) that is issued to New Jersey residents or the Contract (form number FLEX(4)/WA) that is issued to Washington residents.

Any purchase payments you allocate to the Fixed Account option become part of our general account. Because of applicable exemptive and exclusionary provisions in the securities laws, our general account, including the Fixed Account, are not subject to regulation under the Securities Act of 1933 or Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in the prospectus relating to the general account and the Fixed Account option.

Investments in the Fixed Account and Capital Protection Plus

We will allocate purchase payments to the Fixed Account according to your selection in the application. Your selection must specify the percentage of the purchase payment you want to allocate to each Guarantee Period of the Fixed Account. The percentage, if not zero, must be at least 10%. You may change the allocation percentages without any charges. You must make allocation changes in writing unless you have authorized us in writing to accept telephone allocation instructions. By authorizing us to accept telephone changes, you agree to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix C. We will notify you in advance of any changes.

Each Guarantee Period currently offered is available for initial and subsequent purchase payments and for transfers of Contract Value.

We currently offer Guarantee Periods of up to 7 years. We also currently offer a Guarantee Period of 1 year, which is only for use with the Dollar Cost Averaging Program. We may change at any time the number and/or length of Guarantee Periods we offer. You or your salesperson should call 1-800-426-3750 for information on the Guarantee Periods that are currently offered. If we no longer offer a particular Guarantee Period, the existing Fixed Account Value in that Guarantee Period will remain until the end of that period. At that time you must select a different Guarantee Period.

We offer a capital protection plus program. Under this program, we allocate part of the purchase payment to the Guarantee Period you select. Based on the length of the period and the period's interest rate, we determine how much of your purchase payment must be allocated to the Guarantee Period so that, at the end of the Guarantee Period, the allocated amount plus interest will be equal to your total purchase payment. We will allocate the rest of your purchase payment to the Sub-account(s) of the Variable Account based on your allocation instructions.

For example, assume you select the 7-year Guarantee Period and we receive your purchase payment of $10,000 when the interest rate for the Guarantee Period is 6.75% per year. We will allocate $6,331 to that Guarantee Period, because $6,331 will increase, at the interest rate of 6.75%, to $10,000 after 7 years. The remaining $3,669 of the payment will be allocated to the Sub-account(s) you select.

If you surrender or transfer any part of the Fixed Account Value before the end of the Guarantee Period, the value at the end of that Period will not equal the original purchase payment amount.

Fixed Account Value

The Fixed Account Value at any time is equal to:
●	all purchase payments allocated to the Fixed Account plus the interest credited on those payments; plus
●	any Variable Account Value transferred to the Fixed Account plus the interest credited on the transferred value; less
●	any prior partial surrenders from the Fixed Account, including any charges; less
●o	any Fixed Account Value transferred to the Variable Account.

Interest Credits

We credit interest daily. The interest we credit is based on an annual compound interest rate. It is credited to purchase payments allocated to the Fixed Account at rates declared by us for Guarantee Periods of one or more years from the month and day of allocation. Each Guarantee Period will have a basic interest rate and a maturity interest rate. During the Guarantee Period, we will credit interest at the Basic Rate. At the end of the Guarantee Period, we will credit an additional interest amount so that the original allocation amount remaining at that time will have earned interest at the maturity rate for the entire Guarantee Period. For certain post-death surrenders occurring before the end of the Guarantee Period (see the last paragraph of this section), we will credit an additional interest amount so that the original allocation amount remaining at the time of surrender will have earned interest at the maturity rate through the time of surrender.

Under this method of crediting interest (unless the post-death surrender exception applies):
●	the maturity rate will be credited only on amounts held for the entire Guarantee Period; and
●	if you or a Designated Beneficiary surrenders or transfers any part of an allocated amount before the end of a Guarantee Period, only the Basic Rate will be credited on that part.

Any basic and maturity interest rates we set will be at least 3.5% per year.

Our method of crediting interest means that Fixed Account Value might be subject to different rates for each Guarantee Period you have selected in the Fixed Account. For purposes of this section, we treat Variable Account Value transferred to the Fixed Account and Fixed Account Value renewed for or transferred to another Guarantee Period as a purchase payment allocation.

With certain deaths, "Death Provisions for Non-Qualified Contracts" and "Death Provisions for Qualified Contracts" provide that the Designated Beneficiary may surrender the Contract within 90 days of the date of death for the Contract Value. In the event such a surrender occurs before the end of the Guarantee Period, we will immediately credit an additional interest amount so that the original allocation amount remaining at that time will have earned interest at the maturity rate throughout the Guarantee Period. For a surrender after 90 days, no additional interest amount will be credited.

Transfers when Guarantee Periods End

The total accumulated amount at the end of a Guarantee Period will be transferred to the new Guarantee Period(s) and/or Sub-account(s) of the Variable Account that you have selected in writing. If you have not made a selection, we will automatically transfer the total accumulated amount at the end of the Guarantee Period to the Columbia Money Market Fund Sub-account. If the Guarantee Period selected exceeds the time remaining to the Income Date but does not exceed the time remaining to the latest Income Date allowable under the Contract, the Income Date will automatically change to the latest allowable date, which allows the selected Guarantee Period to go into effect. You may not select a Guarantee Period that would end after the Income Date.

Transfers of Fixed Account Value

You may transfer Fixed Account Value from one of your Guarantee Periods to another or to one or more Sub-accounts of the Variable Account. If the Fixed Account Value represents multiple Guarantee Periods, your transfer request must specify from which values you want the transfer made.

The Contract allows us to limit the number of transfers you may make in a specified time period. Currently, we generally limit Variable Account and Fixed Account transfers to 1 transfer every thirty days with a $2,000,000 per transfer dollar limit. See "Limits on Transfers". These limitations will not apply to any transfer made at the end of a Guarantee Period. We will notify you prior to any change in the current limitations.

You must request transfers in writing unless you have authorized us in writing to accept telephone transfer instructions from you or from a person acting on your behalf as an attorney-in-fact under a power of attorney. By authorizing us to accept telephone transfer instructions, you agree to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix C. If you have authorized telephone transfers, you will be notified in advance, of any changes. A person acting on your behalf as an attorney-in-fact under a power of attorney may request transfers in writing.

If we receive your transfer requests before 4:00 P.M. Eastern time, which is the close of trading on the New York Stock Exchange, we will execute them at the close of business that day. Any written requests we receive later, we will execute at the close of the next business day.

We will deduct the amount of the transfer from the specified values in the manner stated in the next section below.

If you transfer 100% of a Guarantee Period's value and your current allocation for purchase payments includes that Guarantee Period, we will automatically change the allocation formula for future purchase payments unless you instruct otherwise. For example, if the allocation formula is 50% to the one-year Guarantee Period and 50% to Sub-account A and you transfer all Fixed Account Value to Sub-account A, we will change the allocation formula to 100% to Sub-account A.

Reductions of Guarantee Period Values After a Transfer or Surrender

You must specify in your transfer request from which Guarantee Period's values the transfer is to be made. A partial surrender request may, at your option, specify the Guarantee Period. The specified amount will be deducted from both the allocated purchase amount and its associated interest in the proportion that each bear to their total sum. For example, if $600 is to be deducted from a $800 payment that was allocated for a three-year Guarantee Period and the interest earned up to the date of transfer is $200 (for a total value of $1,000), $480 will be deducted from the payment allocation [($800/$1,000) x $600] and $120 will be deducted from the interest [($200/$1,000) x $600]. The $400 remaining after the transfer or surrender would thus represent $320 of payment allocation and $80 of interest. This $320, if it remains until the end of the Guarantee Period, would receive the Maturity Interest Rate credit described in "Interest Credits".

If a partial surrender request does not specify any Guarantee Period, the ordering rule in "Surrenders" may result in a certain amount of Fixed Account Value being automatically deducted. Any amount determined under that rule will be deducted from each Guarantee Period's values in the proportion that each bears to the total Fixed Account Value. For example, if $500 is to be deducted from two Guarantee Periods' values of $4,000 and $1,000, $400 will be deducted from the first Guarantee Period's values [($4,000/$5,000) x $500] and $100 will be deducted from the second [($1,000/$5,000) x $500]. Each of these amounts (the $400 and the $100 in the example) will then be deducted from the allocated purchase amount and its associated interest in the manner stated in the preceding paragraph.

The above rules determine only for the purpose of interest crediting the amount of the allocated purchase payment and its associated interest that still remains after any transfer or surrender. These rules are different from the rules used to determine contingent deferred sales charges. As a result, if you take a withdrawal from the Fixed Account, the amount of the withdrawn amount treated as a withdrawal of "purchase payments" in calculating the surrender charge may be more or less than the portion of the withdrawn amount deemed withdrawal of a "payment allocation". For more information as to how the surrender charge is calculated, see "Deductions for Contingent Deferred Sales Charge".

Fixed Annuity Payment Values

We determine the dollar amount of each fixed annuity payment by deducting any applicable premium taxes not previously deducted and then dividing the remaining Fixed Account Value by $1,000 and multiplying the result by the greater of:
●	the applicable factor shown in the appropriate table in the Contract; or
●	the factor we currently offer at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

APPENDIX B

Prior Contracts of the Variable Account

Persons who purchased the variable annuity contracts identified below before May 1, 1992 may continue to make purchase payments under those contracts subject to the terms and conditions of those contracts and this Appendix. All contracts are subject to the transfer limitations and procedures described in "Transfer of Variable Account Value". Persons who purchased non-qualified contracts between April 9, 1981 and September 25, 1981 are not permitted to make any additional purchase payments under those contracts. Such non-qualified contracts are not included in number 4 below.

1. KEYFLEX Contracts (Form #FLEX(4)). The current Eligible Funds are those listed on Page 12. . Columbia International Fund, Columbia Strategic Income Fund and Columbia Large Cap Value Fund were added effective 5/2/94, 7/5/94, and 7/5/94, respectively. Accumulation unit values are shown on Page 7.

2. KEYFLEX Contracts (Form #FLEX-I). The current Eligible Funds are those listed on Page 12. Columbia International Fund, Columbia Strategic Income Fund and Columbia Large Cap Value Fund were added effective 5/2/94, 7/5/94, and 7/5/94, respectively. Columbia Money Market Fund, Columbia Federal Securities Fund, Columbia Asset Allocation Fund, Columbia Large Cap Growth Fund and Columbia Small Company Growth Fund were substituted on 1/1/89 for, respectively, the former eligible mutual funds: Cash Income Trust; Mortgage Securities Income Trust; Managed Assets Trust; Managed Growth Stock Trust; and Aggressive Stock Trust. Accumulation unit values are shown on Page 39-40.

3. FLEX 2 Contracts (Form #FLEX-II). The current Eligible Funds are those listed on Page 12. Columbia International Fund, Columbia Strategic Income Fund and Columbia Large Cap Value Fund were added effective 5/2/94, 7/5/94, and 7/5/94, respectively. Columbia Money Market Fund, Columbia Federal Securities Fund, Columbia Asset Allocation Fund, Columbia Large Cap Growth Fund and Columbia Small Company Growth Fund were substituted on 1/1/89 for, respectively, the former eligible mutual funds: Cash Income Trust; Mortgage Securities Income Trust; Managed Assets Trust; Managed Growth Stock Trust; and Aggressive Stock Trust. Accumulation unit values are shown on Page 41-42.

4. All K-100 and KeySource Contracts (Form #VA-1-81) Other than those Identified in Numbers 5 and 6 below. The current Eligible Funds are those listed on Page 12. Columbia International Fund, Columbia Strategic Income Fund and Columbia Large Cap Value Fund were added effective 5/2/94, 7/5/94, and 7/5/94, respectively. Columbia Money Market Fund, Columbia Money Market Fund, Columbia Asset Allocation Fund, and Columbia Small Company Growth Fund were substituted on 1/1/89 for, respectively, the former eligible mutual funds: Cash Income Trust; Money Market/Options Investments, Inc.; Managed Assets Trust; and Aggressive Stock Trust. Accumulation unit values are shown on Pages 43-44.

5. K-100 Qualified Contracts (Form #VA-1-81) Issued Before May 1, 1986 Pursuant to Section 457 of the Internal Revenue Code. The current Eligible Mutual Funds are: Evergreen Money Market Fund - A, Evergreen Diversified Bond Fund - A, Evergreen High Income Bond Fund - A, and Evergreen Mid Cap Growth Fund A (formerly Evergreen Small Company Growth Fund - A). On January 23, 1998, the fund names for High Income Bond Fund (B-4), Keystone Liquid Trust, and Small Company Growth (S-4) were changed to Evergreen High Income Bond Fund - A, Evergreen Money Market - A, and Evergreen Small Company Growth Fund - A, respectively. In addition, the fund names for Diversified Bond Fund (B-2) and Qualified Bond Fund (B-1) were changed to Evergreen Diversified Bond Fund - A. Accumulation unit values are shown on Page 45. As of July 1997, Evergreen Money Market Fund - A (formerly named Keystone Liquid Trust) was no longer available for investment.

6. All Other K-100 Qualified Contracts (Form #VA-1-81) Issued Before September 25, 1981. The current Eligible Funds are those listed on Page 12. Columbia International Fund, Columbia Strategic Income Fund and Columbia Large Cap Value Fund were added effective 5/2/94, 7/5/94, and 7/5/94, respectively. Columbia Money Market Fund, Columbia Money Market Fund, Columbia Large Cap Growth Fund, and Columbia Small Company Growth Fund were substituted on 1/1/89 for, respectively, the former eligible mutual funds: Keystone Liquid Trust; Money Market/Options Investments, Inc.; and Growth and Income Fund, Mid-Cap Growth Fund, and Small Company Growth Fund (formerly named Keystone Custodian Fund, Series S-1, S-3, and S-4, respectively). Accumulation unit values for 1996-2005 are shown on Page 43-44.

ACCUMULATION UNIT VALUES FOR CONTRACTS DESCRIBED IN NUMBER TWO
	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Year*	of Year	of Year	Year

Columbia Money Market Fund	$19.794	$20.100	81,329	2005
	19.867	19.794	63,313	2004
	19.978	19.867	76,256	2003
	19.978	19.978	108,699	2002
	19.521	19.978	120,766	2001
	18.640	19.521	141,415	2000
	18.009	18.640	132,079	1999
	17.348	18.009	100,397	1998
	16.704	17.348	128,486	1997
	16.108	16.704	177,787	1996

Columbia Large Cap Value Fund	27.331	28.718	29,373	2005
	24.325	27.331	30,373	2004
	20.560	24.325	38,790	2003
	26.671	20.560	11,272	2002
	27.170	26.671	12,214	2001
	26.551	27.170	15,895	2000
	24.003	26.551	16,300	1999
	20.227	24.003	43,556	1998
	15.488	20.227	47,700	1997
	12.871	15.488	57,589	1996

Columbia Federal Securities Fund	27.403	27.764	43,581	2005
	26.640	27.403	47,097	2004
	26.279	26.640	51,117	2003
	24.243	26.279	69,011	2002
	22.934	24.243	81,914	2001
	20.932	22.934	79,196	2000
	20.972	20.932	97,510	1999
	19.882	20.972	116,120	1998
	18.460	19.882	138,209	1997
	17.853	18.460	164,783	1996

Columbia Asset Allocation Fund	48.967	51.522	144,731	2005
	45.077	48.967	158,477	2004
	37.886	45.077	184,125	2003
	43.455	37.886	210,849	2002
	48.453	43.455	252,918	2001
	49.592	48.453	290,003	2000
	44.584	49.592	328,200	1999
	40.111	44.584	406,222	1998
	34.765	40.111	498,914	1997
	30.445	34.765	595,783	1996

ACCUMULATION UNIT VALUES FOR CONTRACTS DESCRIBED IN NUMBER TWO (continued)
	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Year*	of Year	of Year	Year

Columbia Strategic Income Fund	$19.775	$19.846	80,707	2005
	18.176	19.775	92,580	2004
	15.542	18.176	95,058	2003
	14.500	15.542	104,368	2002
	14.146	14.500	146,288	2001
	14.314	14.146	178,389	2000
	14.239	14.314	203,097	1999
	13.597	14.239	278,009	1998
	12.606	13.597	331,692	1997
	11.633	12.606	392,216	1996

Columbia International Fund	11.647	13.018	6,861	2005
	10.370	11.647	6,474	2004
	7.746	10.370	9,328	2003
	9.051	7.746	3,424	2002
	12.116	9.051	3,495	2001
	15.046	12.116	58,685	2000
	10.836	15.046	76,755	1999
	9.712	10.836	67,742	1998
	10.114	9.712	17,002	1997
	9.747	10.114	38,348	1996

Columbia Large Cap Growth Fund	34.844	36.048	64,952	2005
	35.982	34.844	81,431	2004
	29.088	35.982	89,980	2003
	42.169	29.088	100,182	2002
	56.640	42.169	117,551	2001
	65.177	56.640	136,270	2000
	48.190	65.177	153,771	1999
	38.146	48.190	185,449	1998
	29.198	38.146	223,973	1997
	24.378	29.198	231,419	1996

Columbia Small Company Growth Fund	48.028	48.723	30,746	2005
	43.622	48.028	44,147	2004
	30.644	43.622	51,361	2003
	40.980	30.644	58,450	2002
	46.120	40.980	89,701	2001
	49.363	46.120	107,818	2000
	33.749	49.363	127,345	1999
	41.320	33.749	182,408	1998
	38.805	41.320	218,638	1997
	30.953	38.805	270,844	1996

Accumulation unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number. The full financial statements for the Variable Account and Sun Life Assurance Company of Canada (U.S.) are in the Statement of Additional Information.

ACCUMULATION UNIT VALUES FOR CONTRACTS DESCRIBED IN NUMBER THREE
	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Year*	of Year	of Year	Year

Columbia Money Market Fund	$19.256	$19.534	645	2005
	19.474	19.256	651	2004
	19.474	19.347	740	2003
	19.493	19.474	747	2002
	19.066	19.493	753	2001
	18.223	19.066	784	2000
	17.624	18.223	1,226	1999
	16.994	17.624	2,008	1998
	16.379	16.994	11,719	1997
	15.810	16.379	12,242	1996

Columbia Large Cap Value Fund	25.392	26.655	1,408	2005
	22.622	25.392	1,440	2004
	19.139	22.622	1,409	2003
	24.853	19.139	0	2002
	25.343	24.853	0	2001
	24.790	25.343	0	2000
	22.433	24.790	17	1999
	18.923	22.433	0	1998
	14.503	18.923	688	1997
	12.065	14.503	689	1996

Columbia Federal Securities Fund	27.053	27.382	12,219	2005
	26.326	27.053	12,293	2004
	25.995	26.326	12,364	2003
	24.005	25.995	12,087	2002
	22.731	24.005	12,169	2001
	20.767	22.731	12,512	2000
	20.827	20.767	14,462	1999
	19.764	20.827	14,578	1998
	18.369	19.764	15,069	1997
	17.783	18.369	15,996	1996

Columbia Asset Allocation Fund	46.671	49.058	12,450	2005
	43.005	46.671	13,601	2004
	36.181	43.005	13,819	2003
	41.540	36.181	14,027	2002
	46.364	41.540	16,604	2001
	47.500	46.364	18,470	2000
	42.745	47.500	21,795	1999
	38.494	42.745	27,878	1998
	33.396	38.494	28,016	1997
	29.276	33.396	30,978	1996

ACCUMULATION UNIT VALUES FOR CONTRACTS DESCRIBED IN NUMBER THREE (continued)
	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Year*	of Year	of Year	Year

Columbia Strategic Income Fund	$18.929	$18.977	13,120	2005
	17.415	18.929	13,462	2004
	14.906	17.415	13,540	2003
	13.920	14.906	11,738	2002
	13.594	13.920	12,185	2001
	13.769	13.594	12,879	2000
	13.710	13.769	17,990	1999
	13.105	13.710	20,161	1998
	12.161	13.105	23,147	1997
	11.234	12.161	26,307	1996

Columbia International Fund	11.592	12.944	0	2005
	10.331	11.592	0	2004
	7.724	10.331	0	2003
	9.274	7.724	0	2002
	12.106	9.274	0	2001
	15.049	12.106	0	2000
	10.849	15.049	24	1999
	9.733	10.849	58	1998
	10.146	9.733	58	1997
	9.788	10.146	537	1996

Columbia Large Cap Growth Fund	31.645	32.706	943	2005
	32.711	31.645	3,016	2004
	26.470	32.711	4,677	2003
	38.411	26.470	4,682	2002
	51.643	38.411	4,684	2001
	59.486	51.643	4,644	2000
	44.025	59.486	4,833	1999
	34.883	44.025	4,594	1998
	26.727	34.883	4,701	1997
	22.337	26.727	5,077	1996

Columbia Small Company Growth Fund	48.591	49.245	3,859	2005
	44.176	48.591	4,131	2004
	31.065	44.176	4,156	2003
	41.583	31.065	6,894	2002
	46.845	41.583	6,857	2001
	50.188	46.845	7,202	2000
	34.347	50.188	11,880	1999
	42.093	34.347	19,836	1998
	39.571	42.093	22,741	1997
	31.595	39.571	24,773	1996

Accumulation unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number. The full financial statements for the Variable Account and Sun Life Assurance Company of Canada (U.S.) are in the Statement of Additional Information.

1996-2005 ACCUMULATION UNIT VALUES FOR CONTRACTS
DESCRIBED IN NUMBERS FOUR AND SIX
	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Year*	of Year	of Year	Year

Columbia Money Market Fund	$28.344	$28.853	267,364	2005
	28.380	28.344	302,685	2004
	28.469	28.380	356,241	2003
	28.399	28.469	436,738	2002
	27.681	28.399	458,677	2001
	26.368	27.681	511,252	2000
	25.413	26.368	554,809	1999
	24.421	25.413	639,325	1998
	23.457	24.421	743,550	1997
	22.563	23.457	885,248	1996

Columbia Large Cap Value Fund	27.616	29.089	25,174	2005
	24.519	27.616	24,506	2004
	26.673	24.519	38,750	2003
	26.753	26.673	25,606	2002
	27.188	26.753	37,756	2001
	26.502	27.188	42,302	2000
	23.900	26.502	37,962	1999
	20.091	23.900	50,149	1998
	15.346	20.091	28,870	1997
	12.722	15.346	28,128	1996

Columbia Federal Securities Fund	26.267	26.678	24,553	2005
	25.474	26.267	34,234	2004
	25.066	25.474	35,168	2003
	23.068	25.066	51,361	2002
	21.769	23.068	44,502	2001
	19.821	21.769	37,178	2000
	19.809	19.821	38,807	1999
	18.734	19.809	43,444	1998
	17.352	18.734	42,325	1997
	16.740	17.352	42,934	1996

Columbia Asset Allocation Fund	49.974	52.710	79,994	2005
	45.891	49.974	91,857	2004
	38.476	45.891	99,501	2003
	44.024	38.476	111,953	2002
	48.967	44.024	130,917	2001
	49.996	48.967	143,567	2000
	44.837	49.996	160,309	1999
	40.240	44.837	198,156	1998
	34.791	40.240	212,648	1997
	30.394	34.791	266,198	1996

1996-2005 ACCUMULATION UNIT VALUES FOR CONTRACTS
DESCRIBED IN NUMBERS FOUR AND SIX (continued)
	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Year*	of Year	of Year	Year

Columbia Strategic Income Fund	$19.646	$19.764	129,603	2005
	18.013	19.646	169,525	2004
	15.365	18.013	177,622	2003
	14.299	15.365	180,515	2002
	13.916	14.299	236,317	2001
	14.047	13.916	273,383	2000
	13.939	14.047	365,049	1999
	13.279	13.939	410,209	1998
	12.281	13.279	444,370	1997
	11.305	12.281	446,354	1996

Columbia International Fund	12.023	13.470	30,779	2005
	10.677	12.023	28,901	2004
	7.956	10.677	28,197	2003
	9.274	7.956	11,097	2002
	12.384	9.274	15,613	2001
	15.341	12.384	19,543	2000
	11.022	15.341	16,797	1999
	9.855	11.022	18,039	1998
	10.238	9.855	20,489	1997
	9.842	10.238	21,566	1996

Columbia Large Cap Growth Fund	81.993	85.033	21,781	2005
	84.463	81.993	23,625	2004
	68.115	84.463	31,891	2003
	98.503	68.115	57,762	2002
	131.978	98.503	61,068	2001
	151.502	131.978	72,118	2000
	111.743	151.502	76,592	1999
	88.236	111.743	83,655	1998
	67.374	88.236	61,394	1997
	56.113	67.374	66,920	1996

Columbia Small Company Growth Fund	99.543	101.230	74,275	2005
	90.188	99.543	91,445	2004
	63.203	90.188	100,694	2003
	84.314	63.203	110,217	2002
	94.656	84.314	128,890	2001
	101.064	94.656	135,411	2000
	68.927	101.064	152,924	1999
	84.183	68.927	193,700	1998
	78.867	84.183	258,066	1997
	62.755	78.867	270,716	1996

Accumulation unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number. The full financial statements for the Variable Account and Sun Life Assurance Company of Canada (U.S.) are in the Statement of Additional Information.

ACCUMULATION UNIT VALUES FOR QUALIFIED CONTRACTS DESCRIBED
IN NUMBER FIVE (1996-2005)
	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Year	of Year	of Year	Year

Evergreen Money Market Fund - A	$24.194	$24.527	3,144	2005
	24.297	24.194	1,362	2004
	22.768	24.297	1,368	2003
	24.453	22.768	2,159	2002
	24.447	24.453	1,868	2001
	24.441	24.447	2,080	2000
	24.345	24.441	2,088	1999
	24.432	24.345	2,840	1998
	23.930	24.432	0	1997
	23.122	23.930	18,450	1996

Evergreen Diversified Bond Fund - A	54.676	55.332	324	2005
	52.884	54.676	324	2004
	48.928	52.884	325	2003
	46.930	48.928	522	2002
	44.382	46.930	326	2001
	41.387	44.382	326	2000
	40.990	41.387	326	1999
	39.560	40.990	2,237	1998
	36.980	39.560	148	1997
	35.378	36.980	708	1996

Evergreen High Income Bond Fund - A	50.151	50.092	470	2005
	46.612	50.151	465	2004
	39.035	46.612	451	2003
	37.515	39.035	434	2002
	35.756	37.515	421	2001
	38.734	35.756	404	2000
	36.441	38.734	388	1999
	35.860	36.441	380	1998
	33.468	35.860	371	1997
	30.569	33.468	481	1996

Evergreen Mid Cap Growth Fund - A	58.658	59.077	1,195	2005
	53.817	58.658	1,191	2004
	37.649	53.817	1,181	2003
	49.708	37.649	1,479	2002
	60.578	49.708	1,392	2001
	68.897	60.578	1,720	2000
	39.622	68.897	2,346	1999
	47.822	39.622	5,448	1998
	41.893	47.822	6,529	1997
	42.685	41.893	10,123	1996

Accumulation unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number. The full financial statements for the Variable Account and Sun Life (U.S.) are in the Statement of Additional Information.

APPENDIX C

Telephone Instructions

Telephone Transfers of Contract Values

1. If there are joint Contract Owners, both must authorize us to accept telephone instructions but either Owner can give us telephone instructions.

2. All callers must identify themselves. We reserve the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to our satisfaction.

3. Neither we nor any person acting on our behalf shall be subject to any claim, loss, liability, cost or expense if we or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent. However, we will employ reasonable procedures to confirm that a telephone instruction is genuine and, if we do not, we may be liable for losses due to an unauthorized or fraudulent instruction. You thus bear the risk that an unauthorized or fraudulent instruction we execute may cause your Contract Value to be lower than it would be had we not executed the instruction.

4. We record all conversations with disclosure at the time of the call.

5. The application for the Contract may allow you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as durable in nature and it shall not be affected by your subsequent incapacity, disability or incompetency. Either we or the authorized person may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act executed in good faith reliance upon a power of attorney.

6. Telephone authorization shall continue in force until:
●	we receive your written revocation,

●	we discontinue the privilege, or

●	we receive written evidence that you have entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

7. If we receive telephone transfer instructions at 800-367-3653 before the 4:00 P.M. Eastern Time close of trading on the New York Stock Exchange, they will be initiated that day based on the unit value prices calculated at the close of that day.

8. You must make all transfers in accordance with the terms of the Contract and current prospectus. If your transfer instructions are not in good order, we will not execute the transfer and will notify the caller within 48 hours.

9. If you transfer 100% of any Sub-account's value and the allocation formula for purchase payments includes that Sub-account, then we will change the allocation formula for future purchase payments accordingly unless we receive telephone instructions to the contrary. For example, if the allocation formula is 50% to Sub-account A and 50% to Sub-account B and you transfer all of Sub-account A's value to Sub-account B, we will change the allocation formula to 100% to Sub-account B unless you instruct us otherwise.

Telephone Changes to Purchase Payment Allocation Percentages

Numbers 1-6 above are applicable.

APPENDIX D

Dollar Cost Averaging

We offer a dollar cost averaging program that you may participate in. The program periodically transfers Accumulation Units from the Columbia Money Market Fund Sub-account or the One-Year Guarantee Period of the Fixed Account to other Sub-accounts you select. The program allows you to invest in non-"money market" Sub-accounts over time rather than having to invest in those Sub-accounts all at once.

The program is available for initial and subsequent purchase payments and for Contract Value transferred into the Columbia Money Market Fund Sub-account or One-Year Guarantee Period. Under the program, we make automatic transfers on a periodic basis out of the Columbia Money Market Fund Sub-account or the One-Year Guarantee Period into one or more of the other available Sub-accounts. We may limit the number of Sub-accounts you may choose but there are currently no limits. The automatic transfer program does not guarantee a profit nor does it protect against loss in declining markets. The One-Year Guarantee Period option of the program is not available under Contracts issued to New Jersey and Washington residents.

You must specify in writing the Columbia Money Market Fund Sub-account or One-Year Guarantee Period from which the transfers are to be made, the monthly amount to be transferred and the Sub-account(s) to which the transfers are to be made. The minimum amount to be transferred is $150. The first transfer will occur at the close of the Valuation Period that includes the 30th day after the receipt of your request. Each succeeding transfer will occur one month later. If the 30th day after the receipt date is April 8, the second transfer will occur at the close of the Valuation Period that includes May 8. When the remaining value is less than the monthly transfer amount, that remaining value will be transferred and the program will end. Before this final transfer, you may extend the program by allocating additional purchase payments to the Columbia Money Market Fund Sub-account or One-Year Guarantee Period or by transferring Contract Value to the Columbia Money Market Fund Sub-account or One-Year Guarantee Period. You may, in writing or by telephone, change the monthly amount to be transferred, change the Sub-account(s) to which the transfers are to be made, or end the program. The program will automatically end if the Income Date occurs. We reserve the right to end the program at any time by sending you a notice one month in advance.

We must receive your written or telephone instructions by 5:00 P.M. Eastern Time of the business day preceding the next scheduled transfer in order for them to be in effect for that transfer. Telephone instructions are subject to the conditions and procedures we establish from time to time. The current conditions and procedures appear below and you will be notified, in advance, of any changes.

1. If there are joint Contract Owners, either Owner can give us telephone transfer instructions.

2. All callers will be required to identify themselves. We reserve the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to our satisfaction.

3. Neither we nor any person acting on our behalf shall be subject to any claim, loss, liability, cost or expense if it or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent; however, we will employ reasonable procedures to confirm that a telephone instruction is genuine and, if we do not, we may be liable for losses due to an unauthorized or fraudulent instruction. You bear the risk that an unauthorized or fraudulent instruction that is executed may cause the Contract Value to be lower than it would be had no instruction been executed.

4. All conversations will be recorded with disclosure at the time of the call.

5. Telephone authorization shall continue in force until:

●	we receive your written revocation,
●	we discontinue the privilege, or
●	we receive written evidence that you have entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

6. We must receive your telephone instructions at 800-367-3653 before 5:00 P.M. Eastern Time of the business day preceding the next scheduled transfer in order for them to be in effect for that transfer.

7. Once we accept instructions, they may not be canceled. New telephone instructions may be given on the following business day.

8. All instructions must be made in accordance with the terms of the Contract and current prospectus. If the instructions are not in good order, we will not execute them and will notify the caller within 48 hours.

Distributed by:

Clarendon Insurance Agency, Inc.

One Sun Life Executive Park, Wellesley Hills, MA 02481

Issued by:

Sun Life Assurance Company of Canada (U.S.)

P.O. Box 9133

Wellesley Hills, MA 02481
KAVP	5/2006

Yes.	I would like to receive the Keyport Preferred Advisor Variable Annuity Statement of Additional Information.

Yes.	I would like to receive the Columbia Funds Variable Insurance Trust Statement of Additional Information.

Yes.	I would like to receive the Columbia Funds Variable Insurance Trust I Statement of Additional Information.

Name

Address

City, State Zip

BUSINESS REPLY MAIL

FIRST CLASS MAIL PERMIT NO. 6719 BOSTON, MA

POSTAGE WILL BE PAID BY ADDRESSEE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

P.O. BOX 9133

WELLESLEY HILLS, MA 02481

NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.

PART B

STATEMENT OF ADDITIONAL INFORMATION

INDIVIDUAL FLEXIBLE PURCHASE PAYMENT

DEFERRED VARIABLE ANNUITY CONTRACT

ISSUED BY

KMA VARIABLE ACCOUNT

AND

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) ("Sun Life (U.S.)")

This Statement of Additional Information is not a prospectus but it relates to, and should be read in conjunction with, the variable annuity prospectus dated May 1, 2006. The prospectus is available, at no charge, by writing Sun Life (U.S.) at P.O. Box 9133, Wellesley Hills, MA 02481 or by calling (800) 367-3653.

TABLE OF CONTENTS

Sun Life Assurance Company of Canada (U.S.)
Variable Annuity Benefits
Variable Annuity Payment Values
Re-Allocating Sub-account Payments
Principal Underwriter
Safekeeping of Assets
Independent Registered Public Accounting Firm
Investment Performance
Financial Statements

The date of this statement of additional information is May 1, 2006

KMA.SAI	5/2006

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1034 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life (U.S.). Sun Life Financial ultimately controls Sun Life (U.S.) through the following intervening companies: Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Financial Corp. For additional information about Sun Life (U.S.), see page 10 of the prospectus.

VARIABLE ANNUITY BENEFITS

Variable Annuity Payment Values

For each variable payment option, we calculate separately each Sub-account's contribution to your periodic payments. Your total periodic payment equals: (a) the sum of the payment amounts determined for all for all of the Sub-accounts you have selected; less (b) the pro-rata amount of the annual Contract Maintenance Charge.

The first payment for each Sub-account will be determined by deducting any applicable Contract Maintenance Charge and any applicable state premium taxes and then dividing the remaining value of your interest in that Sub-account by $1,000 and multiplying the result by the greater of: (a) the applicable factor from the Contract's annuity table for the particular payment option and the assumed investment rate ("AIR") you have selected; or (b) the factor currently offered by Sun Life (U.S.) at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law. The effect of your choice of AIR on the initial and subsequent annuity payments is explained in "Variable Annuity Payment Values" in the prospectus and in the last paragraph of this section.

The number of Annuity Units for each Sub-account will be determined by dividing such first payment by the Sub-account Annuity Unit value for the Valuation Period that includes the date of the first payment. The number of Annuity Units remains fixed for the annuity payment period. Each Sub-account payment after the first one will be determined by multiplying (a) by (b), where: (a) is the number of Sub-account Annuity Units; and (b) is the Sub-account Annuity Unit value for the Valuation Period that includes the date of the particular payment.

Variable annuity payments will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect annuity payments, Sun Life (U.S.) uses an Annuity Unit value. Each Sub-account has its own Annuity Units and value per Unit. The Unit value applicable during any Valuation Period is determined at the end of such period.

When the Eligible Fund shares of SteinRoe Variable Investment Trust and Liberty Variable Investment Trust were first purchased on behalf of the Variable Account, each Annuity Unit for each Sub-account was valued at $10. The Unit value for each Sub-account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor (See "Net Investment Factor" in the prospectus). This factor may be greater or less than 1.0; therefore, the Annuity Unit may increase or decrease from Valuation Period to Valuation Period. For each AIR, Sun Life (U.S.) calculates a net investment factor for each Sub-account by dividing (a) by (b), where:
(a)	is equal to the net investment factor defined in the "Net Investment Factor" section of the prospectus without any deduction for the sales charge defined in (c)(ii) on that page; and

(b)

is the assumed investment factor for the current Valuation Period. The assumed investment factor adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the AIR. The AIR for Annuity Units based on the Contract's annuity tables is 6% per year (3% per year for Florida contracts and 5% per year for Oregon contracts.) An AIR of 3% per year is also currently available upon Written Request.

With a particular AIR, payments after the first one will increase or decrease from month to month based on whether the actual annualized investment return of the selected Sub-account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed AIR percentage. If a given amount of Sub-account value is applied to a particular payment option, the initial payment will be smaller if a 3% AIR is selected instead of a 6% AIR but, all other things being equal, the subsequent 3% AIR payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage. For example, consider what would happen if the actual annualized investment return (see the first sentence of this paragraph) is 9%, 6%, 3%, or 0% between the time of the first and second payments. With an actual 9% return, the 3% AIR and 6% AIR payments would both increase in amount but the 3% AIR payment would increase by a larger percentage. With an actual 6% return, the 3% AIR payment would increase in amount while the 6% AIR payment would stay the same. With an actual return of 3%, the 3% AIR payment would stay the same while the 6% AIR payment would decrease in amount. Finally, with an actual return of 0%, the 3% AIR and 6% AIR payments would both decrease in amount but the 3% AIR payment would decrease by a smaller percentage. Note that the changes in payment amounts described above are on a percentage basis and thus do not illustrate when, if ever, the 3% AIR payment amount might become larger than the 6% AIR payment amount. Note though that if Option 1 (Income for a Fixed Number of Years) is selected and payments continue for the entire period, the 3% AIR payment amount will start out being smaller than the 6% AIR payment amount but eventually the 3% AIR payment amount will become larger than the 6% AIR payment amount.

Re-Allocating Sub-account Payments

The number of Annuity Units for each Sub-account under any variable annuity option will remain fixed during the entire annuity payment period unless the payee makes a written request for a change. Any change requested must be at least six months after a prior selection. The payee's request must specify the percentage of the annuity payment that is to be based on the investment performance of each Sub-account. The percentage for each Sub-account, if not zero, must be at least 10% and must be a whole number. At the end of the Valuation Period during which Sun Life (U.S.) receives the request, Sun Life (U.S.) will: (a) value the Annuity Units for each Sub-account to create a total annuity value; (b) apply the new percentages the payee has selected to this total value; and (c) recompute the number of Annuity Units for each Sub-account. This new number of units will remain fixed for the remainder of the payment period unless the payee requests another change.

PRINCIPAL UNDERWRITER

The Contract, which is offered continuously, is distributed by Clarendon Insurance Agency, Inc. ("Clarendon"), a subsidiary of Sun Life (U.S.).

SAFEKEEPING OF ASSETS

Sun Life (U.S.) acts as custodian for, and is responsible for the safekeeping of, the assets of the Variable Account. Sun Life (U.S.) has responsibility for providing all administration of the Certificates and the Variable Account. This administration includes, but is not limited to, preparation of the Contracts and Certificates, maintenance of Certificates Owners' records, and all accounting, valuation, regulatory and reporting requirements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) that are included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing therein (which report, dated March 23, 2006, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph relating to the adoption of the American Institute of Certified Public Accountants' Statement of Position 03-01, Accounting and Reporting by Insurance Enterprises of Certain Nontraditional Long-Duration Contracts and for Separate Accounts, effective January 1, 2004, the adoption of provisions of FASB Interpretation No. 46, Consolidation of Variable Interest Entities, and the adoption of provisions of FASB Interpretation No 46R, Consolidation of Variable Interest Entities, effective December 31, 2003 as described in Note 1), and have been included on their authority as experts in accounting and auditing. Their office is located at 200 Berkeley St, Boston, Massachusetts.

The financial statements of KMA Variable Account that are included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing therein (which report dated April 7, 2006 accompanying the financial statements of KMA Variable Account expresses an unqualified opinion) and have been included on their authority as experts in accounting and auditing.

INVESTMENT PERFORMANCE

The Variable Account may from time to time quote performance information concerning its various Sub-accounts. A Sub-account's performance may also be compared to the performance of sub-accounts used with variable annuities offered by other insurance companies. This comparative information may be expressed as a ranking prepared by Financial Planning Resources, Inc. of Miami, FL (The VARDS Report) or by Morningstar, Inc. of Chicago, IL (Morningstar's Variable Annuity Performance Report), which are independent services that compare the performance of variable annuity sub-accounts. The rankings are done on the basis of changes in accumulation unit values over time and do not take into account any charges (such as sales charges or administrative charges) that are deducted directly from contract values.

Ibbotson Associates of Chicago, IL provides historical returns from 1926 on capital markets in the United States. The Variable Account may quote the performance of its Sub-accounts in conjunction with the long-term performance of capital markets in order to illustrate general long-term risk versus reward investment scenarios. Capital markets tracked by Ibbotson Associates include common stocks, small company stocks, long-term corporate bonds, long-term government bonds, U.S. Treasury Bills, and the U.S. inflation rate. Historical total returns are determined by Ibbotson Associates for: Common Stocks, represented by the Standard and Poor's Composite Stock Price Index (an unmanaged weighted index of 90 stocks prior to March 1957 and 500 stocks thereafter of industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market); Small Company Stocks, represented by the fifth capitalization quintile (i.e., the ninth and tenth deciles) of stocks on the New York Stock Exchange for 1926-1981 and by the performance of the Dimensional Fund Advisors Small Company 9/10 (for ninth and tenth deciles) Fund thereafter; Long Term Corporate Bonds, represented beginning in 1969 by the Salomon Brothers Long-Term High-Grade Corporate Bond Index, which is an unmanaged index of nearly all Aaa and Aa rated bonds, represented for 1946-1968 by backdating the Salomon Brothers Index using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers in computing its Index, and represented for 1925-1945 through the use of the Standard and Poor's monthly High-Grade Corporate Composite yield data, assuming a 4% coupon and a 20-year maturity. Long-Term Government Bonds, measured each year using a portfolio containing one U.S. government bond with a term of approximately twenty years and a reasonably current coupon; U.S. Treasury Bills, measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the shortest-term bill having not less than one month to maturity; Inflation, measured by the Consumer Price Index for all Urban Consumers, not seasonably adjusted, since January, 1978 and by the Consumer Price Index before then. The stock capital markets may be contrasted with the corporate bond and U.S. government securities capital markets. Unlike an investment in stock, an investment in a bond that is held to maturity provides a fixed rate of return. Bonds have a senior priority to common stocks in the event the issuer is liquidated and interest on bonds is generally paid by the issuer before it makes any distributions to common stock owners. Bonds rated in the two highest rating categories are considered high quality and present minimal risk of default. An additional advantage of investing in U.S. government bonds and Treasury bills is that they are backed by the full faith and credit of the U.S. government and thus have virtually no risk of default. Although government securities fluctuate in price, they are highly liquid.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included herein. The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF INCOME

(in thousands)

For the years ended December 31,

	2005	2004	2003

Revenues:
Premiums and annuity considerations	$ 51,982	$ 58,820	$ 60,518
Net investment income	1,112,529	1,134,257	1,208,750
Net derivative income (loss)	16,474	(98,419)	(203,200)
Net realized investment gains	16,925	96,074	134,085
Fee and other income	362,275	357,011	319,596

Total revenues	1,560,185	1,547,743	1,519,749

Benefits and expenses:
Interest credited	637,502	673,442	783,999
Interest expense	123,279	128,522	120,905
Policyowner benefits	187,013	141,377	201,248
Amortization of deferred acquisition costs ("DAC") and value of business acquired ("VOBA")	243,821	82,876	98,398
Other operating expenses	196,543	214,495	184,472

Total benefits and expenses	1,388,158	1,240,712	1,389,022

Income before income tax expense, minority interest and cumulative effect of change in accounting principle	172,027	307,031	130,727

Income tax expense (benefit):
Federal	40,091	71,352	27,366
State	(2)	(98)	823
Income tax expense	40,089	71,254	28,189

Income before minority interest and cumulative
effect of change in accounting principles	131,938	235,777	102,538

Minority interest share of (loss) income	(1,214)	5,561	-

Income before cumulative effect of change in accounting principles	133,152	230,216	102,538

Cumulative effect of change in accounting principles, net of tax benefit of $4,814 and $4,064 in 2004 and 2003, respectively	-	(8,940)	(7,547)

Net income	$ 133,152	$ 221,276	$ 94,991

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED BALANCE SHEETS

(in thousands except share data)

December 31,

ASSETS	2005	2004
Investments
Available-for-sale fixed maturities at fair value (amortized cost of $15,620,827 and $16,207,312 in 2005 and 2004, respectively)	$ 15,677,148	$ 16,692,987
Trading fixed maturities at fair value (amortized cost of $1,982,762 and $1,408,618 in 2005 and 2004, respectively)	1,984,848	1,491,028
Subordinated note from affiliate held-to-maturity (fair value of $645,755 and $689,132 in 2005 and 2004, respectively)	600,000	600,000
Short-term investments	-	23,957
Mortgage loans	1,739,370	1,465,896
Derivative instruments - receivable	487,947	566,401
Limited partnerships	222,148	304,809
Real estate	170,510	168,139
Policy loans	701,769	696,305
Other invested assets	554,917	791,541
Cash and cash equivalents	347,654	552,949
Total investments	22,486,311	23,354,012

Accrued investment income	261,507	279,679
Deferred policy acquisition costs	1,341,377	1,147,181
Value of business acquired	53,670	24,130
Deferred federal income taxes	4,360	-
Goodwill	701,451	701,451
Receivable for investments sold	79,860	21,213
Reinsurance receivable	1,860,680	1,928,365
Other assets	122,239	111,131
Separate account assets	19,095,391	19,120,381

Total assets	$ 46,006,846	$ 46,687,543

LIABILITIES

Contractholder deposit funds and other policy liabilities	$ 18,668,578	$ 18,846,238
Future contract and policy benefits	768,297	721,135
Payable for investments purchased	248,733	284,511
Accrued expenses and taxes	150,318	95,655
Deferred federal income taxes	-	64,610
Long-term debt	-	33,500
Debt payable to affiliates	1,125,000	1,025,000
Partnership capital securities	607,826	607,826
Reinsurance payable to affiliate	1,652,517	1,697,348
Derivative instruments - payable	197,765	228,774
Other liabilities	766,657	1,010,006
Separate account liabilities	19,095,391	19,120,381

Total liabilities	43,281,082	43,734,984

Commitments and contingencies - Note 19
Minority interest	-	5,561

STOCKHOLDER'S EQUITY

Common stock, $1,000 par value - 10,000 shares authorized; 6,437 shares issued and outstanding in 2005 and 2004	$ 6,437	$ 6,437
Additional paid-in capital	2,138,880	2,131,888
Accumulated other comprehensive income	19,260	180,638
Retained earnings	561,187	628,035

Total stockholder's equity	2,725,764	2,946,998

Total liabilities and stockholder's equity	$ 46,006,846	$ 46,687,543

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

For the years ended December 31,
	2005	2004	2003

Net income	$ 133,152	$ 221,276	$ 94,991
Other comprehensive income (loss)
Net change in unrealized holding (losses) gains on
available-for-sale securities, net of tax and policyholder amounts	(79,814)	23,103	158,442
Minimum pension liability adjustment, net of tax	(1,842)	-	-
Reclassification adjustments of realized investment gains into net income	(79,722)	(70,146)	(179,672)

Other comprehensive loss	(161,378)	(47,043)	(21,230)

Comprehensive (loss) income	$ (28,226)	$ 174,233	$ 73,761

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(in thousands)

For the years ended December 31,
			Accumulated
		Additional	Other		Total
	Common	Paid-In	Comprehensive	Retained	Stockholder's
	Stock	Capital	Income	Earnings	Equity

Balance at December 31, 2002 - Restated	$ 6,437	$ 2,071,888	$ 248,911	$ 468,344	$ 2,795,580

Net income	-	-	-	94,991	94,991
Other comprehensive loss	-	-	(21,230)	-	(21,230)

Balance at December 31, 2003	$ 6,437	$ 2,071,888	$ 227,681	$ 563,335	$ 2,869,341

Net income	-	-	-	221,276	221,276
Additional paid-in-capital	-	60,000	-	-	60,000
Dividends	-	-	-	(156,576)	(156,576)
Other comprehensive loss	-	-	(47,043)	-	(47,043)

Balance at December 31, 2004	$ 6,437	$ 2,131,888	$ 180,638	$ 628,035	$ 2,946,998

Net income	-	-	-	133,152	133,152
Additional paid-in-capital	-	6,992	-	-	6,992
Dividends	-	-	-	(200,000)	(200,000)
Other comprehensive loss	-	-	(161,378)	-	(161,378)

Balance at December 31, 2005	$ 6,437	$ 2,138,880	$ 19,260	$ 561,187	$ 2,725,764

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31,

	2005	2004	2003

Cash Flows From Operating Activities:
Net income from operations	$ 133,152	$ 221,276	$ 94,991
Adjustments to reconcile net income to net cash provided
by (used in) operating activities:
Minority interest share	(1,214)	5,561	-
Amortization (accretion) of discount and premiums	60,195	82,123	112,761
Amortization of DAC and VOBA	243,821	82,876	98,398
Depreciation and amortization	3,985	3,025	1,730
Non cash derivative activity	(93,478)	(18,690)	144,091
Net realized gains on investments	(16,925)	(96,074)	(134,085)
Net losses (gains) on trading investments	80,324	7,237	(63,573)
Net change in unrealized and undistributed (gains) losses in private equity limited partnerships	(48,244)	(58,981)	15,789
Interest credited to contractholder deposits	637,502	671,101	781,834
Deferred federal income taxes	22,047	72,648	43,029
Cumulative effect of change in accounting principles, net of tax	-	8,940	7,547
Changes in assets and liabilities:
Deferred acquisition costs	(261,917)	(346,996)	(263,762)
Accrued investment income	17,916	5,545	(28,655)
Future contract and policy benefits	25,123	(42,530)	(854)
Other, net	155,865	211,882	127,056
Net sales (purchases) of trading fixed maturities	(651,921)	27,801	(60,321)
Net cash provided by operating activities	306,231	836,744	875,976

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	5,685,008	10,472,377	13,004,400
Net cash from sale of subsidiary	17,040	39,687	1,500
Other invested assets	483,700	144,145	127,944
Mortgage loans	117,438	205,740	339,735
Real estate	947	-	14,275
Purchases of:
Available-for-sale fixed maturities	(5,269,211)	(10,367,260)	(13,414,490)
Other invested assets	(171,539)	(910,784)	(4,926)
Mortgage loans	(390,376)	(698,776)	(338,627)
Real estate	(6,648)	(86,743)	(16,153)
Changes due to other investments, net	(239,910)	728,637	5,100
Net change in policy loans	(5,464)	(3,418)	(10,858)
Net change in short-term investments	(4,576)	705	153,355

Net cash provided by (used in) investing activities	$ 216,409	$ (475,690)	$ (138,745)

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31,

	2005	2004	2003

Cash Flows From Financing Activities:
Deposits to contractholder deposit funds	$ 2,720,141	$ 2,552,431	$ 2,461,677
Withdrawals from contractholder deposit funds	(3,404,468)	(2,867,815)	(3,411,004)
Net cash of Sun Capital Advisers, Inc	-	(2,910)	-
Issuance of debt	100,000	-	-
Dividends paid to stockholder	(150,600)	(150,000)	-
Additional capital contributed	-	60,000	-
Other, net	6,992	42,004	(145,258)
Net cash used in financing activities	(727,935)	(366,290)	(1,094,585)

Net change in cash and cash equivalents	(205,295)	(5,236)	(357,354)

Cash and cash equivalents, beginning of year	552,949	558,185	915,539

Cash and cash equivalents, end of year	$ 347,654	$ 552,949	$ 558,185

Supplemental Cash Flow Information
Interest paid	$ 122,474	$ 120,195	$ 118,302

Supplemental Schedule of non-cash investing and financing activities

In 2005, the Company declared and paid a $200.0 million dividend to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company declared and paid cash dividends in the amount of $150.0 million and transferred via dividend its ownership of SCA valued at $6.6 million to its parent, SLC - U.S. Ops Holdings. The Company did not make any dividend payments in 2003.

On April 19, 2005, the Company sold its interest in a consolidated variable interest entity ("VIE"). As a result of the sale, bonds decreased by $42.5 million, short-term investments decreased by $28.5 million, investment income due and accrued decreased by $0.3 million, other invested assets decreased by $3.2 million, other liabilities decreased by $26.1 million, deferred tax liability decreased by $3.9 million, and notes payable decreased by $33.5 million.

On December 31, 2004, the Company distributed through a dividend to its parent, Sun Life of Canada (U.S.) Holdings, Inc., its interest in Sun Capital Advisers, Inc. As a result of the dividend, other assets decreased by $5.2 million, other liabilities decreased by $0.9 million, and accrued expenses and taxes decreased by $0.6 million in a non-cash transaction.

On June 30, 2004, the Company sold its interest in another consolidated VIE. As a result of the sale, bonds decreased by $51.0 million, other liabilities decreased by $11.1 million, deferred tax liability decreased by $3.8 million, notes payable decreased by $7.0 million, and other invested assets decreased by $0.6 million.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the "Company") is a stock life insurance company incorporated under the laws of Delaware. The Company is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("SLC - U.S. Ops Holdings") and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. ("SLF"), a reporting company under the Securities Exchange Act of 1934. SLF and its subsidiaries are collectively referred to herein as "Sun Life Financial."

The Company and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual universal life insurance, individual and group fixed and variable annuities, group pension contracts, guaranteed investment contracts ("GICs"), group life, group disability, and group stop loss insurance. These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax qualified and non-tax-qualified markets. The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. In addition, the Company's wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York ("SLNY"), is authorized to transact business in the State of New York.

As of December 31, 2004, SLC - U.S. Ops Holdings, was a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada ("SLOC"), 150 King Street West, Toronto, Ontario, Canada. SLOC is a life insurance company incorporated in 1865. As of December 31, 2005, SLOC transacted business directly or through its subsidiaries and joint ventures in all of the Canadian provinces and territories, all of the United States, the District of Columbia, Puerto Rico, the Virgin Islands, Great Britain, Ireland, Hong Kong, Bermuda, Barbados, Philippines, Indonesia, China and India. SLOC is a direct wholly-owned subsidiary of SLF.

On January 4, 2005, a reorganization was completed under which most of SLOC's asset management businesses in Canada and the United States were transferred to Sun Life Financial Corp., a newly incorporated wholly-owned subsidiary of SLF. After this reorganization, the operations remaining in SLOC consist primarily of Sun Life Financial's life, health and annuities businesses in Canada, most of its life and health businesses in the United States, and all of its operations in the United Kingdom and Asia. SLOC continues to be a direct wholly-owned subsidiary of SLF. The Company and its subsidiaries are now indirect wholly-owned subsidiaries of Sun Life Financial Corp., and continue to be indirect wholly-owned subsidiaries of SLF.

On December 31, 2004, Sun Capital Advisers, Inc. ("SCA"), a registered investment adviser, was distributed in the form of a dividend to the Company's parent and became a consolidated subsidiary of the SLC - U.S. Ops Holdings. As a result of this transaction, SCA is no longer the Company's wholly-owned subsidiary. As of December 31, 2004, SCA's total assets were $8.1 million. SCA's net income was $1.9 million and $0.7 million for the years ended December 31, 2004 and 2003, respectively.

On April 19, 2005, the Company sold its interest in a consolidated VIE and recognized a gain of $6.1 million. The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company's net income for the year ended December 31, 2005 included a net loss of $0.8 million related to this VIE.

On June 30, 2004, the Company sold its interest in another consolidated VIE and recognized a gain of $9.7 million. The Company received net cash proceeds of $39.7 million and reduced consolidated assets and liabilities by $51.6 million and $21.9 million, respectively. The Company's net income related to this VIE for the year ended December 31, 2004, excluding the gain on the sale, was $7.1 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GENERAL (CONTINUED)

On December 31, 2003, Keyport Life Insurance Company ("Keyport") was merged with and into the Company with the Company as the surviving entity. Prior to the merger, the Company and Keyport were both indirect wholly-owned subsidiaries of SLC - U.S. Ops Holdings. The merger had no effect on the existing rights and benefits of policyholders and contractholders from either company. The Company is licensed and authorized to write all business that was previously written by the Keyport.

The merger was accounted for under Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations." Under SFAS No. 141, transfers of net assets and exchanges of shares between entities under common control are recorded at their carrying amounts at the date of transfer. The financial statements of prior periods have been restated to give effect to the merger as of November 1, 2001, the date on which the predecessor companies came under common control.

The following summarizes the results of operations and total assets as of and for the year ended December 31, 2003 (in 000's):
	Keyport	SLUS	Surviving Entity
Total revenues	$ 893,846	$ 625,903	$ 1,519,749
Total expenditures	764,596	624,426	1,389,022
Pre-tax income	129,250	1,477	130,727

Net income	$ 76,452	$ 18,539	$ 94,991

Total Assets	$ 21,132,604	$ 22,541,772	$ 43,674,376

BASIS OF PRESENTATION

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stockholder-owned life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries. As of December 31, 2005, the Company owned all of the outstanding shares of SLNY, Sun Life of Canada (U.S.) SPE 97-I, Inc. ("SPE 97-I"), Clarendon Insurance Agency, Inc. ("Clarendon"), SLF Private Placement Investment Company I, LLC ("Private Placement I"), Sun Parkaire Landing LLC ("Sun Parkaire"), 7101 France Avenue Manager, LLC ("France Avenue"), Independence Life and Annuity Company ("Independence Life"), and Sun Life of Canada (U.S.) Holdings General Partner LLC (the "General Partner"). During 2005, Sun Benefit Services Company, Inc., an inactive subsidiary, was dissolved.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The General Partner is the sole general partner in Sun Life of Canada (U.S.) Limited Partnership I (the "Partnership") and, as a result, the Partnership is consolidated with the results of the Company. The Partnership was established to purchase subordinated debentures issued by the Company's parent, SLC - U.S. Ops Holdings, and to issue partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I (the "Capital Trust").

In addition, the Company had consolidated a certain interest in a VIE. The consolidation of the VIE required the Company to report its minority interest relating to the equity ownership not controlled by the Company. The Company's interest in the VIE was sold on April 19, 2005.

All significant intercompany transactions have been eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, goodwill, DAC, VOBA, the liabilities for future contract and policyholder benefits and other-than-temporary impairments of investments. Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, fixed maturity investments, mortgage loans, equity securities, off balance sheet financial instruments, debt, loan commitments and financial guarantees. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments have maturities of three months or less when purchased and are considered cash equivalents for purposes of reporting cash flows.

INVESTMENTS

The Company accounts for its investments in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." At the time of purchase, fixed maturity securities are classified based on intent as either held-to-maturity, trading or available-for-sale. In order for the security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the securities to maturity. Securities held-to-maturity are stated at cost, adjusted for amortization of premiums and accretion of discounts. Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading. Trading securities are carried at aggregate fair value with changes in unrealized gains or losses reported as a component of net investment income. Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale. Included with available for sale fixed maturities are mortgage backed securities in the To Be Announced form, ('TBA'). The Company records these purchases on trade date and the corresponding payable is recorded as an outstanding liability in the payable for investments purchased until the settlement date of the transaction. Available-for-sale securities are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

Fair values for publicly traded securities are obtained from external market quotations. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturities repayment and liquidity characteristics. All security transactions are recorded on a trade date basis.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company will be unable to recover all amounts due under the contractual obligation of the security. Once an impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired security for additional impairment, if necessary. Other-than-temporary impairments are reported as a component of net realized investment gains (losses).

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses. Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time that the original loan is made.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. Measurement of impairment is based on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price. A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount. Loans are also charged against the allowance when determined to be uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay. While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

Real estate investments are held for the production of income or are held-for-sale. Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years. Real estate investments held-for-sale are primarily acquired through foreclosure of mortgage loans. The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure. Real estate investments are diversified by property type and geographic area throughout the United States.

Policy loans are carried at the amount of outstanding principal balance. Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Investments in private equity limited partnerships are accounted for on either the cost or equity method. The equity method of accounting is used for all partnerships in which the Company has an ownership interest in excess of 3%.

The Company uses derivative financial instruments including swaps, options and futures as a means of hedging exposure to interest rate, currency and equity price risk. Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method. When an impairment of a specific investment is determined to be other-than-temporary, a realized investment loss is recorded. Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful. When an investment is placed in non-accrual status, all interest previously accrued is reversed against current period interest income. Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business. Acquisition costs related to investment-type contracts, primarily deferred annuity and GICs, and universal and variable life products are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses. This amortization is reviewed periodically and adjusted retrospectively when the Company revises actual profits and its estimate of future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments.

Although realization of DAC is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of DAC considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced.

DAC is also adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). DAC was reduced by $12.8 million and $172.9 million at December 31, 2005 and 2004, respectively, to reflect unrealized gains and losses.

VALUE OF BUSINESS ACQUIRED

VOBA represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition. This amount is amortized in proportion to the projected emergence of profits.

VOBA is also adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). VOBA was decreased by $1.2 million and $48.2 million at December 31, 2005 and 2004, respectively, to account for unrealized investment gains and losses.

GOODWILL

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the acquisition of Keyport on November 1, 2001. In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets," goodwill is tested for impairment on an annual basis. The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets during the second quarter of 2005 and concluded that these assets were not impaired.

During 2004, the Company finalized tax periods that predated the acquisition of Keyport. In accordance with the Emerging Issues Task Force ("EITF") Issue No. 93-7, "Uncertainties Related to Income Taxes in a Purchase Business Combinations," adjustments upon resolution of income tax uncertainties that predate or result from a purchase business combination should be recorded as an increase or decrease to goodwill regardless of the time that has elapsed since the acquisition date. The Company reduced goodwill by $8.7 million in 2004 to record the difference between the estimated tax liability at the acquisition date and the final tax liability for closed tax years that predated the acquisition.

OTHER ASSETS

Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

OTHER ASSETS (CONTINUED)

Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Intangible assets are also included in other assets.

Intangible assets acquired primarily consist of state insurance licenses that are not subject to amortization and of intangible assets related to product rights that have a weighted-average useful life of 7 years.

POLICY LIABILITIES AND ACCRUALS

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life policies ("SPWL") and GICs. The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments and withdrawals. The liability is before the deduction of any applicable surrender charges.

Other policy liabilities include liabilities for policy and contract claims. These amounts consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amount reported is based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such refinements are made.

Future contract and policy benefits are liabilities for traditional life, health and stop loss products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance and disability insurance products are computed using the net level premium method based on assumptions about future investment yields, mortality, morbidity and persistency. The assumptions used are based upon the Company's experience and industry standards.

The fair values of S&P 500 Index and other equity linked embedded derivatives are produced using standard derivative valuation techniques.

Guaranteed minimum accumulation benefits or withdrawal benefits are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are recorded at fair value through earnings. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a 50 year projection. Policyholder assumptions are based on experience studies and industry standards.

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered earned revenue when due. Premiums related to group life, stop loss and group disability insurance are recognized as earned revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy. For universal life-type and investment-type contracts, expenses include interest credited to policyholders' accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

For the years ended December 31, 2005 and 2004, the Company participated in a consolidated federal income tax return with SLC - US Ops Holdings and other affiliates. For the 2003 tax year, as in prior years, the Company participated in the consolidated federal income tax return with SLC - U.S. Ops Holdings and other affiliates. For 2003, Keyport filed a separate consolidated return with an affiliate, Independence Life.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, "Accounting for Income Taxes." These differences primarily result from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing for variable benefits. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts. Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company. Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder. The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts. The activity of the separate accounts is not reflected in the financial statements except for: (1) the fees the Company receives, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned; and (2) the activity related to the guaranteed minimum death benefit ('GMDB'), guaranteed minimum income benefit ('GMIB'), guaranteed minimum accumulation benefit ('GMAB') and guaranteed minimum withdrawal benefit ('GMWB') are reflected in the Company's consolidated financial statements.

ACCOUNTING PRONOUNCEMENTS

New Accounting Pronouncements

In November of 2005, the FASB issued FASB Staff Position ("FSP") 115-1 and 124-1 "The Meaning of Other-Than-Temporary Impairments and its Application to Certain Investments." This FSP is effective for reporting periods beginning after December 15, 2005. The FSP addresses the determination as to when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of the impairment loss. The statement also includes accounting guidance for periods subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. Adoption of this FSP will not impact the methodology used by the Company to determine and measure impaired investments. See disclosure in Note 4.

In September of 2005, AICPA issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts." This SOP provides guidance on accounting by insurance companies for DAC on internal replacements other than those specifically described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company is in the process of evaluating the provisions of the proposed SOP and its impact on the Company's financial position and results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In May of 2005, the Financial Accounting Standards Board (the "FASB") issued FASB Statement 154 "Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3." This statement is effective for fiscal years beginning after December 15, 2005. This statement changes the requirements for the accounting and reporting of a change in accounting principle and applies to all voluntary changes in accounting principle. The statement eliminates the requirement in APB 20 to include the cumulative effect of a change in accounting in the income statement in the period of change and requires retrospective applications to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the specific period effects or the cumulative effect of the change. This statement applies to changes required by new accounting pronouncements only when the pronouncement does not include specific transition guidance. The Company will adopt this statement as required in 2006 and report any changes in accounting principle to be implemented in accordance with the requirements of the this pronouncement.

Other Accounting Pronouncements

On January 1, 2004, the Company adopted the American Institute of Certified Public Accountants' (the "AICPA") Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). The major provisions of SOP 03-1 that affect the Company require:

●	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
●	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and
●	Reporting and measuring the Company's interest in its separate accounts as investments.

See Footnote 12 for additional information regarding the impact of adoption.

Effective December 31, 2003, the Company adopted the disclosure requirements of EITF Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." As a result, disclosures are required for unrealized losses on fixed maturity and equity securities accounted for under SFAS No. 115, "Accounting for Certain Investment in Debt and Equity Securities," that are classified as either available-for-sale or held-to-maturity.

The disclosure requirements include quantitative information regarding the aggregate amount of unrealized losses and the associated fair value of the investments in an unrealized loss position, segregated into time periods for which the investments have been in an unrealized loss position. EITF No. 03-1 also requires certain qualitative disclosures about holdings with unrealized losses in order to provide additional information that the Company considered in concluding that the unrealized losses were not other-than-temporary. For further discussion, see disclosures in Note 4.

In January 2003, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN No. 46"). In December 2003, the FASB issued a revised version of FIN 46 ("FIN 46R"), which incorporated a number of modifications and changes made to the original version. FIN 46R replaces the previously issued FIN No. 46 and, subject to certain special provisions, is effective no later than the first reporting period that ends after December 15, 2003 for entities considered to be special-purpose entities and no later than the end of the first reporting period that ends after March 15, 2004 for all other VIEs. Early adoption was permitted. The Company adopted FIN No. 46 and FIN 46R in the fourth quarter of 2003. Implementation of FIN No. 46 and FIN 46R resulted in the consolidation of two VIEs and increased total consolidated assets by $67.8 million at December 31, 2003. As required by FIN No. 46 and FIN 46R, the difference between the carrying amount of the assets and the fair value of the VIEs resulted in a cumulative effect of change in accounting principles, net of tax, of $7.5 million as of the date of adoption.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

The Company has a greater than or equal to 20% involvement in eight VIEs at December 31, 2005. The Company is a creditor in five trusts, two limited liability companies and one special purpose entity that were used to finance commercial mortgages, franchise receivables, auto receivables and equipment used in utility generation. The Company's maximum exposure to loss related to all of these VIEs is the investments' carrying value, which was $40.2 million and $62.8 million at December 31, 2005 and 2004, respectively. The notes mature between February 2006 and December 2035. See Note 4 for additional information with respect to leveraged leases which is not included above.

Consolidated VIE's increased total consolidated assets by $64.3 million at December 31, 2004. The liabilities included a $33.5 million note issued in June 2000. The note will mature on June 1, 2012. The interest rate on the note is the three-month LIBOR plus 1.75% for the period from June 23, 2000 to December 1, 2005 and LIBOR for the period from December 1, 2005 to June 1, 2012. The Company's interests in the VIEs were sold on April 19, 2005 and June 30, 2004. Refer to disclosures in footnote 2 for further discussion on the sale of the VIE's.

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

On April 19, 2005, the Company sold its interest in a consolidated VIE and recognized a gain of $6.1 million. The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company's net income for the year ended December 31, 2005 includes a net loss of $0.8 million related to this VIE.

On December 31, 2004, SCA, a registered investment adviser and a wholly-owned subsidiary of the Company, was distributed in the form of a dividend to the Company's parent and became a consolidated subsidiary of SLC - U.S. Ops Holdings. As a result of this transaction, SCA is no longer the Company's wholly-owned subsidiary. As of December 31, 2004 and 2003, SCA's net assets were $8.1 million and $5.1 million, respectively. SCA's net income for the years ended December 31, 2004 and 2003, was $1.9 million and $0.7 million, respectively.

On June 30, 2004, the Company sold its interest in another consolidated VIE and recognized a gain of $9.7 million. The Company received net cash proceeds of $39.7 and reduced consolidated assets and liabilities by $51.6 million and $21.9 million, respectively. The Company's net income for the year ended December 31, 2004 includes net income of $7.1 million related to this VIE.

On December 31, 2003, Clarendon merged with an affiliate, Keyport Financial Services Corp ("KFSC")., with Clarendon as the surviving entity. KFSC was a wholly-owned subsidiary of Keyport.

On November 18, 2003, the Company sold its interest in its wholly-owned subsidiary, Vision Financial Corporation, for $1.5 million. A loss of approximately $1.0 million was realized on this transaction.

On April 1, 2003, Sun Life Financial Services Limited ("SLFSL"), a wholly-owned subsidiary of the Company, ceased operations and was liquidated during the fourth quarter of 2003. SLFSL served as marketing administrator for the distribution of offshore products offered by SLOC, an affiliate of the Company.

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

Below is a summary of the affiliated transactions for those affiliates that are not consolidated within the Company.

The Company and its subsidiaries have management services agreements with SLOC which provides that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $11.3 million in 2005, $24.4 million in 2004, and $73.3 million in 2003.

In accordance with a management service agreement between the Company and SLOC, the Company provides personnel and certain services to SLOC, as requested. Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were approximately $170.4 million, $136.8 million and $152.2 million for the years ended December 31, 2005, 2004 and 2003, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has an administrative services agreement with SLC - U.S. Ops Holdings under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company ("MFS"), serves as the investment adviser, and which are offered to certain of the Company's separate accounts established in connection with the variable annuity contracts issued by the Company. Amounts received under this agreement amounted to approximately $23.4 million, $22.8 million and $21.3 million for the years ended December 31, 2005, 2004 and 2003, respectively.

The Company leases office space to SLOC under lease agreements with terms expiring in December 31, 2009 and options to extend the terms for each of twelve successive five year terms at fair market value of the fixed rent for the term, which is ending. Rent received by the Company under the leases amounted to approximately $10.6 million, $11.8 million, and $11.8 million in 2005, 2004 and 2003, respectively. Rental income is reported as a component of net investment income.

As more fully described in Note 8, the Company has been involved in several reinsurance transactions with SLOC.

In 2005, the Company declared and paid a $200.0 million dividend to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company declared and paid cash dividends in the amount of $150.0 million and transferred via dividend its ownership of SCA valued at $6.6 million to its parent, SLC - U.S. Ops Holdings. The Company did not make any dividend payments in 2003.

On December 31, 2004, the Company received a $60.0 million capital contribution from its parent, SLC - U.S. Ops Holdings.

In 2004, the employees of the Company became participants in a restricted share unit ("RSU") plan with its indirect parent, SLF. Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair market value of a common share of SLF stock on the date of grant. RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock. The redemption value, upon vesting, is the fair market value of an equal number of common shares of SLF stock. The Company incurred expenses of $7.0 million and $4.1 million relating to RSUs for the years ended December 31, 2005 and 2004, respectively.

In 2004, the employees of the Company became participants in a performance share unit ("PSU") plan with its indirect parent, SLF. Under the PSU plan, participants are granted units that are the equivalent to one SLF common share and have a fair market value of a SLF common share on the date of grant. PSUs earn dividend equivalents in the form of additional PSUs at the same rate as the dividends on SLF's common shares. No PSUs will vest or become payable unless SLF meets certain threshold targets with respect to specified performance targets. The plan provides for an enhanced payout if SLF achieves superior levels of performance to motivate participants to achieve a higher return for shareholders. Payments to participants are based on the number of PSUs earned multiplied by the market value of SLF's common shares at the end of a three-year performance period. The Company incurred expenses of $0.7 million and $0.3 million relating to PSUs for the years ended December 31, 2005 and 2004, respectively.

In 2005, the Company recorded a tax benefit of $7.0 million through paid-in-capital for stock options issued to employees of the Company during 2001 through 2005. The $7.0 million tax benefit is comprised of a $2.5 million tax benefit on expenses accrued at its indirect parent, SLF, and a $4.5 million adjustment to record the excess tax benefit over the recorded book expense for stock options exercised.

In 2003, the Company sold a $100.0 million note from MFS, an affiliate, to another affiliate, Sun Life (Hungary) Group Financing Limited Liability Company ("Sun Life (Hungary) LLC"), for approximately $109.1 million. The note was sold at a gain of $9.1 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

On July 25, 2002, the Company issued a $380.0 million promissory note at 5.76% and an $80 million promissory note at 5.71%, both maturing June 30, 2012 to an affiliate, Sun Life (Hungary) LLC. The Company pays interest semi-annually to Sun Life (Hungary) LLC. The Company expensed $26.5 million for interest on these promissory notes for each of the years ended December 31, 2005, 2004 and 2003, respectively. The proceeds of the notes were used to purchase fixed rate government and corporate bonds.

At December 31, 2005 and 2004, the Company had $565.0 million of surplus notes issued to Sun Life Financial (U.S.) Finance, Inc., an affiliate of the Company. The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2005, 2004 and 2003, respectively.

At December 31, 2005 and 2004 the Company, through the Partnership, had $600 million of 8.526% partnership capital securities issued to the Capital Trust. The Company expensed $51.2 million for interest on these partnership capital securities for each of the years ended December 31, 2005, 2004 and 2003, respectively.

At December 31, 2005 and 2004 the Company, through the Partnership, owned $600 million of 8.526% subordinated notes issued by its parent, Sun Life of Canada (U.S.) Holdings, Inc. Interest earned on these notes was $51.2 million for each of the years ended December 31, 2005, 2004 and 2003, respectively.

In 2004 and 2003, the Company purchased a total of $140.0 million in promissory notes from MFS. The interest rates on these notes range from 2.988% to 3.512% and the terms are from 3-5 years. Interest earned for the years ended December 31, 2005, 2004 and 2003 was $4.2 million, $4.0 million and $0.6 million, respectively. As of December 31, 2005, the Company sold and transferred these notes to affiliates. On December 31, 2005, the Company sold notes with a par value of $90.0 million to an affiliate, Sun Life (Hungary) LLC, and recognized a loss of $3.3 million. On September 23, 2005, the Company transferred notes with a par value of $50.0 million to the Company's direct parent, Sun Life of Canada (U.S.) Holdings, Inc. as a dividend. The Company recognized a loss of $0.6 million on the transfer of the notes to Sun Life of Canada (U.S.) Holdings, Inc.

During the years ended December 31, 2005, 2004 and 2003, the Company paid $23.2 million, $35.0 million and $14.6 million, respectively, in commission fees to an affiliate, Sun Life Financial Distributors, Inc., ("SLFD"). In addition, the Company received fee income for administrative services provided to SLFD of $7.1 million, $5.9 million and $3.7 million for the years ended December 31, 2005, 2004 and 2003, respectively.

During the years ended December 31, 2005, 2004 and 2003, the Company paid $25.1 million, $45.1 million and $64.5 million, respectively, in commission fees to Independence Financial Marketing Group, Inc. ("IFMG"), an affiliate.

The Company has an administrative services agreement with SCA under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company's separate accounts established in connection with the variable contracts issued by the Company. Amounts received under this agreement amounted to approximately $2.4 million for the year ended December 31, 2005. SCA was no longer a consolidated entity in 2005.

The Company paid $16.4 million for the year ended December 31, 2005, in investment management services fees to SCA, an affiliate and registered investment adviser, on a cost-reimbursement basis.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

On June 3, 2005, the Company entered into a Terms Agreement (the "Terms Agreement") with its affiliates Sun Life Financial Global Funding, L.P. (the "Issuer"), Sun Life Financial Global Funding, U.L.C. (the "ULC") and Sun Life Financial Global Funding, L.L.C. (the "LLC"), and with Citigroup Global Markets, Inc. ("Citigroup"), Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (each, an "Initial Purchaser" and collectively, the "Initial Purchasers"), in connection with the offer and sale by the Issuer of $600.0 million of Series 2005-1 Floating Rate Notes due 2010 (the "First Tranche Notes"). The payment obligations of the Issuer under the First Tranche Notes are unconditionally guaranteed by the LLC pursuant to a guarantee (the "Secured Guarantee") dated as of June 10, 2005, and the obligations of the LLC under the Secured Guarantee are secured by a floating rate funding agreement issued by the Company to the LLC on the same date. In addition, the Company issued a $100.0 million floating rate demand note payable to the LLC on the same date. The Terms Agreement incorporates by reference the provisions of a Purchase Agreement dated as of November 11, 2004 (the "Purchase Agreement") by and among the Issuer, the ULC, the LLC, the Company and all of the Initial Purchasers. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each Initial Purchaser against certain securities law liabilities related to the offering of the First Tranche Notes. The Company expensed $2.3 million for interest on the demand note for the year ended December 31, 2005.

On June 29, 2005, the Company entered into a Second Terms Agreement (the "Second Terms Agreement") with the Issuer, the ULC, the LLC, Citigroup and Morgan Stanley, in connection with the offer and sale by the Issuer of $300.0 million of Series 2005-1-2 Floating Rate Notes due 2010 (the "Second Tranche Notes"). The payment obligations of the Issuer under the Second Tranche Notes are unconditionally guaranteed by the LLC pursuant to the Secured Guarantee, and the obligations of the LLC under the Secured Guarantee with respect to the Second Tranche Notes are secured by a floating rate funding agreement issued by the Company to the LLC on July 5, 2005. The Second Terms Agreement incorporates by reference the provisions of the Purchase Agreement. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify Citigroup and Morgan Stanley, against certain securities law liabilities related to the offering of the Second Tranche Notes.

The Company has entered into two interest rate swap agreements with the LLC with an aggregate notional amount of $900.0 million that effectively convert the floating rate payment obligations under the funding agreement to fixed rate obligations.

Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis.

The following table lists the details of notes due to affiliates at December 31, 2005 (in 000's):

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/27	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/27	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/15	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/15	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/27	7,500	461
Sun Life (Hungary) LLC	Promissory	5.760%	06/30/12	380,000	21,888
Sun Life (Hungary) LLC	Promissory	5.710%	06/30/12	80,000	4,568
Sun Life Financial Global Funding, L.L.C.	Demand	LIBOR plus 35		100,000	2,279

				$ 1,125,000	$ 71,318

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS

Fixed Maturities

The amortized cost and fair value of fixed maturities at December 31, 2005, was as follows:

		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 5,234,792	$ 40,958	$ (74,124)	$ 5,201,626
Foreign Government & Agency Securities	86,360	2,965	(64)	89,261
States & Political Subdivisions	742	24	-	766
U.S. Treasury & Agency Securities	449,877	4,773	(4,286)	450,364

Corporate securities:
Basic Industry	228,782	6,192	(3,384)	231,590
Capital Goods	602,974	20,310	(4,507)	618,777
Communications	1,285,638	32,582	(24,476)	1,293,744
Consumer Cyclical	1,321,417	16,741	(62,470)	1,275,687
Consumer Noncyclical	548,636	16,985	(6,206)	559,415
Energy	445,207	15,281	(2,225)	458,264
Finance	3,167,168	50,719	(28,844)	3,189,043
Industrial Other	246,421	9,913	(1,029)	255,305
Technology	49,288	853	(1,127)	49,014
Transportation	409,812	17,786	(7,739)	419,859
Utilities	1,543,713	54,264	(13,544)	1,584,433
Total Corporate	9,849,056	241,626	(155,551)	9,935,131

Total available-for-sale fixed maturities	$ 15,620,827	$ 290,346	$ (234,025)	$ 15,677,148

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027	$ 600,000	$ 45,755	$ -	$ 645,755

Total held-to-maturity fixed maturities	$ 600,000	$ 45,755	$ -	$ 645,755

	Amortized	Gross	Gross	Estimated
	Cost	Gains	Losses	Fair Values
Trading fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 209,548	$ 1,915	$ (3,776)	$ 207,687
Foreign Government & Agency Securities	19,516	-	(136)	19,380

Corporate securities:
Basic Industry	8,649	783	-	9,432
Capital Goods	15,651	751	-	16,402
Communications	343,647	3,607	(8,542)	338,712
Consumer Cyclical	246,522	2,615	(6,160)	242,977
Consumer Noncyclical	84,411	712	(2,370)	82,753
Energy	27,675	3,187	-	30,862
Finance	713,043	13,996	(8,285)	718,754
Industrial Other	47,464	798	(928)	47,334
Technology	3,801	82	-	3,883
Transportation	60,950	2,588	(4,696)	58,842
Utilities	201,885	8,244	(2,299)	207,830
Total Corporate	1,753,698	37,363	(33,280)	1,757,781

Total trading fixed maturities	$ 1,982,762	$ 39,278	$ (37,192)	$ 1,984,848

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The amortized cost and fair value of fixed maturities at December 31, 2004, was as follows:

		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 5,250,374	$ 106,024	$ (33,560)	$ 5,322,838
Foreign Government & Agency Securities	99,771	4,789	(21)	104,539
States & Political Subdivisions	1,212	50	-	1,262
U.S. Treasury & Agency Securities	573,446	12,539	(1,174)	584,811
Subordinated notes from affiliate	140,000	-	-	140,000

Corporate securities:
Basic Industry	298,352	16,577	(1,649)	313,280
Capital Goods	667,459	38,995	(1,429)	705,025
Communications	1,428,598	61,135	(7,811)	1,481,922
Consumer Cyclical	1,341,480	51,605	(2,935)	1,390,150
Consumer Noncyclical	512,153	30,345	(367)	542,131
Energy	527,782	27,370	(711)	554,441
Finance	2,979,627	92,043	(14,145)	3,057,525
Industrial Other	311,829	11,198	(1,522)	321,505
Technology	57,867	2,774	(569)	60,072
Transportation	526,567	25,104	(9,549)	542,122
Utilities	1,490,795	83,231	(2,662)	1,571,364
Total Corporate	10,142,509	440,377	(43,349)	10,539,537

Total available-for-sale fixed maturities	$ 16,207,312	$ 563,779	$ (78,104)	$16,692,987

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027	$ 600,000	$ 89,132	$ -	$ 689,132

Total held-to-maturity fixed maturities	$ 600,000	$ 89,132	$ -	$ 689,132

	Amortized	Gross	Gross	Estimated
	Cost	Gains	Losses	Fair Values
Trading fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 121,729	$ 4,427	$ (1,051)	$ 125,105
Foreign Government & Agency Securities	6,313	711	(11)	7,013

Corporate securities:
Basic Industry	31,844	2,363	-	34,207
Capital Goods	48,839	2,939	-	51,778
Communications	177,288	10,753	(300)	187,741
Consumer Cyclical	198,733	10,684	(159)	209,258
Consumer Noncyclical	23,344	1,209	(13)	24,540
Energy	35,714	4,987	-	40,701
Finance	453,387	25,198	(973)	477,612
Industrial Other	46,089	3,034	(189)	48,934
Technology	3,802	302	-	4,104
Transportation	63,291	5,453	(3,107)	65,637
Utilities	198,245	16,154	(1)	214,398
Total Corporate	1,280,576	83,076	(4,742)	1,358,910

Total trading fixed maturities	$ 1,408,618	$ 88,214	$ (5,804)	$ 1,491,028

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below. Actual maturities may differ from contractual maturities on asset-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2005
	Amortized Cost	Estimated Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$ 453,294	$ 453,070
Due after one year through five years	2,529,687	2,535,451
Due after five years through ten years	4,333,947	4,350,783
Due after ten years	3,069,107	3,136,218
Subtotal - Maturities available-for-sale	10,386,035	10,475,522
Asset-backed securities	5,234,792	5,201,626
Total Available-for-sale	$ 15,620,827	$ 15,667,148

Maturities of trading fixed securities:
Due in one year or less	$ 89,749	$ 90,981
Due after one year through five years	503,839	505,854
Due after five years through ten years	994,999	984,407
Due after ten years	184,627	195,920
Subtotal - Maturities of trading	1,773,214	1,777,162
Asset-backed securities	209,548	207,686
Total Trading	$ 1,982,762	$ 1,984,848

Maturities of held-to-maturity fixed securities:
Due after ten years	$ 600,000	$ 645,755

Gross gains of $61.0 million, $152.5 million and $196.4 million and gross losses of $38.9 million, $45.4 million and $44.9 million were realized on the voluntary sale of fixed maturities for the years ended December 31, 2005, 2004 and 2003, respectively.

Fixed maturities with an amortized cost of approximately $10.9 million and $10.9 million at December 31, 2005 and 2004, respectively, were on deposit with federal and state governmental authorities as required by law.

The Company had unfunded commitments with respect to funding of limited partnerships of approximately $71.3 million and $91.1 million at December 31, 2005 and 2004, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

As of December 31, 2005 and 2004, 94.7% and 95.7%, respectively, of the Company's fixed maturities were investment grade. Investment grade securities are those that are rated "BBB" or better by nationally recognized statistical rating organizations. During 2005, 2004 and 2003, the Company incurred realized losses totaling $29.7 million, $32.5 million and $62.8 million, respectively, for other-than-temporary impairment of value of some of its fixed maturities after determining that not all of the unrealized losses were temporary in nature.

The Company has discontinued accruing income on several of its holdings for issuers that are in default. The termination of accrual accounting on these holdings reduced previously accrued income by $1.7 million, $7.0 million and $10.1 million for the years ended December 31, 2005, 2004 and 2003, respectively. The fair market value of these investments was $24.4 million, $29.8 million and $80.8 million for the years ended December 31, 2005, 2004 and 2003, respectively.

The following table provides the fair value and gross unrealized losses of the Company's available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2005:
	Less Than Twelve Months		Twelve Months Or More	Total
Corporate Securities
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 62,351	$ (1,334)	$ 47,710	$ (2,050)	$ 110,061	$ (3,384)
Capital Goods	37,622	(476)	172,069	(4,031)	209,691	(4,507)
Communications	207,469	(12,291)	284,749	(12,185)	492,218	(24,476)
Consumer Cyclical	475,628	(31,554)	352,308	(30,916)	827,936	(62,470)
Consumer Noncyclical	82,655	(3,602)	116,271	(2,604)	198,926	(6,206)
Energy	44,087	(739)	56,103	(1,486)	100,190	(2,225)
Finance	754,646	(13,576)	685,785	(15,268)	1,440,431	(28,844)
Industrial Other	12,450	(535)	17,657	(494)	30,107	(1,029)
Technology	18,971	(829)	6,703	(298)	25,674	(1,127)
Transportation	64,664	(2,987)	95,889	(4,752)	160,553	(7,739)
Utilities	138,031	(3,438)	444,299	(10,106)	582,330	(13,544)

Total Corporate	1,898,574	(71,361)	2,279,543	(84,190)	4,178,117	(155,551)

Non-Corporate
Asset Backed and Mortgage Backed Securities	1,965,773	(43,011)	1,240,823	(31,113)	3,206,596	(74,124)
Foreign Government & Agency Securities	1,002	(3)	19,118	(61)	20,120	(64)
U.S. Treasury & Agency Securities	56,051	(633)	216,469	(3,653)	272,520	(4,286)

Total Non-Corporate	2,022,826	(43,647)	1,476,410	(34,827)	3,499,236	(78,474)

Grand Total	$ 3,921,400	$ (115,008)	$ 3,755,953	$ (119,017)	$ 7,677,353	$ (234,025)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The following table provides the fair value and gross unrealized losses of the Company's available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2004:
	Less Than Twelve Months		Twelve Months Or More	Total
Corporate Securities
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 30,787	$ (461)	$ 23,104	$ (1,188)	$ 53,891	$ (1,649)
Capital Goods	119,885	(938)	14,733	(491)	134,618	(1,429)
Communications	196,250	(4,153)	83,702	(3,658)	279,952	(7,811)
Consumer Cyclical	221,428	(2,478)	10,620	(457)	232,048	(2,935)
Consumer Noncyclical	60,192	(367)	-	-	60,192	(367)
Energy	26,575	(372)	7,100	(339)	33,675	(711)
Finance	693,913	(8,606)	146,825	(5,539)	840,738	(14,145)
Industrial Other	95,881	(938)	20,346	(584)	116,227	(1,522)
Technology	25,431	(569)	-	-	25,431	(569)
Transportation	39,596	(367)	95,630	(9,182)	135,226	(9,549)
Utilities	209,995	(1,965)	33,919	(697)	243,914	(2,662)

Total Corporate	1,719,933	(21,214)	435,979	(22,135)	2,155,912	(43,349)

Non-Corporate
Asset Backed and Mortgage Backed Securities	1,358,934	(11,026)	283,699	(22,534)	1,642,633	(33,560)
Foreign Government & Agency Securities	2,459	(21)	-	-	2,459	(21)
U.S. Treasury & Agency Securities	233,308	(1,174)	-	-	233,308	(1,174)

Total Non-Corporate	1,594,701	(12,221)	283,699	(22,534)	1,878,400	(34,755)

Grand Total	$ 3,314,634	$ (33,435)	$ 719,678	$ (44,669)	$ 4,034,312	$ (78,104)

The Company has a comprehensive process in place to identify potential problem securities that could have an impairment that is other-than-temporary. At the end of each quarter, all securities with an unrealized loss for more than six months are reviewed. An analysis is undertaken to determine whether this decline in market value is other-than-temporary. The Company's process focuses on issuer operating performance and overall industry and market conditions. Any deterioration in operating performance is assessed relative to the impact on financial ratios including leverage and coverage measures specific to an industry and relative to any investment covenants.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The Company's analysis also assesses each issuer's ability to service its debts in a timely fashion, the length of time the security has been in an unrealized loss position, rating agency actions, and any other key developments as well as the Company's intention, if any, to dispose of its position. The Company has a Credit Committee that includes members from its investment, finance and actuarial functions. The committee meets and reviews the results of the Company's impairment analysis on a quarterly basis.

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2005 (not in thousands):
	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities

Basic Industry	17	7	24
Capital Goods	6	18	24
Communications	46	44	90
Consumer Cyclical	71	40	111
Consumer Noncyclical	23	18	41
Energy	9	14	23
Finance	113	81	194
Industrial Other	1	6	7
Technology	2	1	3
Transportation	17	43	60
Utilities	32	42	74

Total Corporate	337	314	651

Non-Corporate
Asset Backed and Mortgage Backed Securities	696	353	1,049
Foreign Government & Agency Securities	1	2	3
U.S. Treasury & Agency Securities	16	32	48

Total Non-Corporate	713	387	1,100

Grand Total	1,050	701	1,751

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2004 (not in thousands):
	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities

Basic Industry	6	2	8
Capital Goods	6	6	12
Communications	18	11	29
Consumer Cyclical	20	1	21
Consumer Noncyclical	8	0	8
Energy	4	2	6
Finance	62	14	76
Industrial Other	5	3	8
Technology	1	0	1
Transportation	36	31	67
Utilities	15	7	22

Total Corporate	181	77	258

Non-Corporate
Asset Backed and Mortgage Backed Securities	278	91	369
Foreign Government & Agency Securities	2	0	2
U.S. Treasury & Agency Securities	27	0	27

Total Non-Corporate	307	91	398

Grand Total	488	168	656

Mortgage Loans and Real Estate

The Company invests in commercial first mortgage loans and real estate throughout the United States. Investments are diversified by property type and geographic area. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time that the original loan is made. Real estate investments classified as held-for-sale have been obtained primarily through foreclosure.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

Mortgage Loans and Real Estate (continued)

The carrying value of mortgage loans and real estate investments, net of applicable reserves and accumulated depreciation, was as follows:

	December 31,
	2005	2004

Total mortgage loans	$ 1,739,370	$ 1,465,896

Real estate:
Held-for-sale	-	628
Held for production of income	170,510	167,511
Total real estate	$ 170,510	$ 168,139

Accumulated depreciation on real estate was $23.0 million and $19.1 million at December 31, 2005 and 2004, respectively.

The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, values are impaired or values are impaired but mortgages are performing, appropriate allowances for losses have been made. The Company has restructured mortgage loans, impaired mortgage loans and impaired-but-performing mortgage loans totaling $12.6 million and $16.5 million at December 31, 2005 and 2004, respectively, against which there are allowances for losses of $6.3 million and $7.6 million, respectively.

Activity for the investment valuation allowances was as follows:

	Balance at			Balance at
	January 1,	Additions	Subtractions	December 31,
2005
Mortgage loans	$ 7,646	$ 800	$ (2,174)	$ 6,272

2004
Mortgage loans	$ 6,365	$ 1,530	$ (249)	$ 7,646

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2005	2004
Property Type:
Office building	$ 703,927	$ 620,273
Residential	87,874	89,831
Retail	751,041	619,021
Industrial/warehouse	264,567	237,020
Other	108,743	75,536
Valuation allowances	(6,272)	(7,646)
Total	$ 1,909,880	$ 1,634,035

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

	2005	2004
Geographic region:

Alabama	$ 8,070	$ 408
Arizona	48,113	45,753
California	144,829	137,387
Colorado	33,238	33,096
Connecticut	30,026	32,973
Delaware	15,194	15,847
Florida	140,592	116,327
Georgia	80,802	78,360
Illinois	23,118	10,473
Indiana	19,950	16,203
Kentucky	25,623	15,015
Louisiana	32,186	21,531
Maryland	64,724	57,323
Massachusetts	142,421	137,535
Michigan	6,799	8,719
Minnesota	53,157	46,341
Missouri	34,567	32,323
Nebraska	7,948	5,368
Nevada	7,509	8,055
New Jersey	36,042	31,943
New Mexico	7,386	7,633
New York	240,390	232,312
North Carolina	43,111	39,831
Ohio	128,525	93,896
Oregon	11,968	6,391
Pennsylvania	118,709	102,767
Tennessee	32,430	26,714
Texas	211,889	136,237
Utah	29,718	28,528
Virginia	17,386	18,378
Washington	73,326	68,389
Wisconsin	19,494	4,658
All other	26,912	24,967
Valuation allowances	(6,272)	(7,646)
Total	$ 1,909,880	$ 1,634,035

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

At December 31, 2005, scheduled mortgage loan maturities were as follows:

2006	$ 11,745
2007	52,697
2008	45,809
2009	42,455
2010	72,676
Thereafter	1,513,988
Total	$ 1,739,370

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made commitments of mortgage loans on real estate and other loans into the future. The outstanding commitments for these mortgages amount to $115.8 million and $54.0 million at December 31, 2005 and 2004, respectively.

During 2004 and 2003, the Company sold commercial mortgage loans in securitization transactions. The mortgages were primarily sold to qualified special purpose entities that were established for the purpose of purchasing the assets and issuing trust certificates. In these transactions, the Company retained investment tranches, which are considered available-for-sale securities, in addition to servicing rights. The securitizations are structured so that investors have no recourse to the Company's other assets for failure of debtors to pay when due. The value of the Company's retained interests are subject to credit and interest rate risk on the transferred financial assets. The Company recognized pre-tax gains of $3.0 million and $24.6 million for its 2004 and 2003 securitization transactions, respectively. The Company did not sell any commercial mortgage loans in securitization transactions in 2005.

The tranches retained through the 2004 securitization, were considered interest only strips ("I/O"). Key economic assumptions used in measuring the retained interests at the date of securitization resulting from securitizations completed during the year ended December 31, 2004 were as follows:

	Exeter I/O	Fairfield I/O

Prepayment speed	-	-
Weighted average life in years	5.72-5.92	2.89-8.74
Expected credit losses	-	-
Residual cash flows discount rate	4.80%-4.84%	4.43%-5.28%
Treasury rate interpolated for average life	3.35%-3.39%	3.18%-4.03%
Spread over treasuries	1.45%	1.25%
Duration in years	6.64-10.14	1.45-4.92

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions at December 31, 2005 were as follows:

	Exeter I/O	Fairfield I/O
Amortized cost of retained
Interests	$ 775	$ 719
Fair value of retained interests	841	674
Weighted average life in years	2.32-2.96	1.00-4.36

Expected Credit Losses
Fair value of retained interest as a result of a .20% of adverse change	785	621
Fair value of retained interest as a result of a .30% of adverse change	757	595

Residual Cash flows Discount Rate
Fair value of retained interest as a result of a 10% of adverse change	839	672
Fair value of retained interest as a result of a 20% of adverse change	837	670

The outstanding principal amount of the securitized commercial mortgage loans was $873.2 million at December 31, 2005, none of which were 60 days or more past due. There were no net credit losses incurred relating to the securitized commercial mortgage loans at the dates of securitization through December 31, 2005.

The tranches retained through the 2003 securitization were subordinated secured notes. Key economic assumptions used in measuring the retained interests at the dates of securitizations completed during the year ended December 31, 2003 were as follows:

Commercial Mortgages

Prepayment speed	-
Weighted average life in years	14.123-14.84
Expected credit losses	-
Residual cash flows discount rate	5.65%-5.92%
Treasury rate interpolated for average life	4.37%-4.40%
Spread over treasuries	1.28%-1.52%
Duration in years	20.46-20.66

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions at December 31, 2005 were as follows:

Commercial Mortgages
Amortized cost of retained
Interests	$ 15,511
Fair value of retained interests	17,538
Weighted average life in years	13.69-14.10

Expected Credit Losses
Fair value of retained interest as a result of a .20% of adverse change	17,528
Fair value of retained interest as a result of a .30% of adverse change	17,522

Residual Cash flows Discount Rate
Fair value of retained interest as a result of a 10% of adverse change	16,868
Fair value of retained interest as a result of a 20% of adverse change	16,231

The outstanding principal amount of the securitized commercial mortgage loans was $363.9 million at December 31, 2005, none of which were 60 days or more past due. There were no net credit losses incurred relating to the securitized commercial mortgage loans at the date of securitization through December 31, 2005.

Securities Lending

The Company is engaged in certain securities lending transactions, which require the borrower to provide collateral on a daily basis, in amounts in excess of 102% of the fair value of the applicable securities loaned. The Company maintains effective control over all loaned securities and, therefore, continues to report such loaned securities as fixed maturities in its consolidated balance sheet.

Cash collateral received on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral. The fair value of collateral held and included in other invested assets was $495.7 million and $735.7 million at December 31, 2005 and 2004, respectively.

Leveraged Leases

The Company is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased for a term of 9.78 years. During 2001, the lease term was extended until 2010. The Company's equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and is non-recourse to the Company. At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment. The leveraged lease is included as a part of other invested assets.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The Company's net investment in the leveraged lease is composed of the following elements:

	Year ended December 31,
	2005	2004
Lease contract receivable	$ 25,914	$ 31,803
Less: non-recourse debt	(1,410)	(1,415)
Net Receivable	24,504	30,388
Estimated value of leased assets	21,420	21,420
Less: unearned and deferred income	(9,178)	(11,928)
Investment in leveraged leases	36,746	39,880
Less: fees	(138)	(138)
Net investment in leveraged leases	$ 36,608	$ 39,742

Derivatives

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The Company does not hold or issue any derivative instruments for trading purposes.

As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements. Interest rate swap agreements are agreements to exchange with a counter-party interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) as an economic hedge against interest rate changes. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counter-party at each interest payment date. The net payment is recorded as a component of derivative income (loss). Because the underlying principal is not exchanged, the Company's maximum exposure to counter-party credit risk is the difference in payments exchanged. The fair value of swap agreements is included with derivative instruments - receivable (positive position) or derivative instruments - payable (negative position) in the accompanying balance sheet.

The Company utilizes payer swaptions to hedge exposure to interest rate risk. Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement. A premium is paid on settlement date and no further cash transactions occur until the positions expire. The swaptions have a physical settlement at expiration for which an interest rate swap becomes effective. Swaptions are carried at fair value which is included in derivative instruments - receivable (positive position) in the accompanying balance sheet and the change in value is offset to derivative income.

The Company utilizes over-the-counter ("OTC") put options and exchange traded futures on the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") ("S&P", "S&P 500", and "Standard & Poor's" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by the Company) and other indexes to hedge against stock market exposure inherent in the mortality and expense risk charges and GMDB and living benefit features of the Company's variable annuities. The Company also purchases OTC call options on the S&P 500 Index to economically hedge its obligation under certain fixed annuity contracts. Options are carried at fair value and are included with derivative instruments - receivable in the Company's balance sheet.

Standard & Poor's indexed futures contracts are entered into for purposes of hedging equity-indexed products. The interest credited on these 1, 5, 7 and 10 year term products is based on the changes in the S&P 500 Index. On trade date, an initial cash margin is exchanged. Daily cash is exchanged to settle the daily variation margin and the offset is recorded in derivative income.

The Company issued annuity contracts and GICs that contain a derivative instrument that is "embedded" in the contract. Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract or GIC) and is carried at fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

From the second quarter in 2000 until the second quarter in 2002, the Company marketed GICs to unrelated third parties. Each transaction is highly-individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps. The combination of the currency swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

Included in derivative gains (losses) are gains on the translation of foreign currency denominated GIC liabilities of $197.1 million for the year ended December 31, 2005, and losses of ($83.3) million and ($158.6) million for the years ended December 31, 2004 and 2003, respectively.

Beginning in the second quarter 2005, the Company marketed GICs to unrelated third parties and entered into funding agreements and interest rate swaps as part of this guaranteed investment program. The interest rate swaps allow the Company to lock in U.S. dollar fixed rate payments for the life of the contracts.

The Company does not employ hedge accounting. The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of SFAS No.133, "Accounting for Derivative Instruments," is not justified. As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of derivative income.

Net derivative income (loss) for the years ended December 31 consisted of the following:
	2005	2004	2003
Net expense on swap agreements	$ (64,915)	$ (62,514)	$ (87,721)
Change in fair value of swap agreements (interest rate, currency, and equity)	101,320	(43,977)	197,506
Change in fair value of options, futures and embedded derivatives	(19,931)	8,072	(312,985)
Total derivative income (losses)	$ 16,474	$ (98,419)	$ (203,200)

The Company is required to pledge and receive collateral for open derivative contracts. The amount of collateral required is determined by agreed upon thresholds with the counter-parties. The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement. At December 31, 2005 and 2004, $35.6 million and $33.6 million, respectively, of fixed maturities were pledged as collateral and are included with fixed maturities.

The Company's underlying notional or principal amounts associated with open derivatives positions were as follows for the years ended December 31:

	2005
	Notional	Fair Value
	Principal	Asset (Liability)
	Amounts

Interest rate swaps	$ 6,764,984	$ (115,333)
Currency swaps	534,916	116,070
Equity swaps	181,334	29,463
Currency forwards	2,571	(2,079)
Credit Default Swaps	10,000	(3)
Futures	745,009	(1,724)
Swaptions	2,500,000	8,979
S&P 500 index call options	3,410,279	225,243
S&P 500 index put options	1,160,202	29,566

Total	$ 15,309,295	$ 290,182

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

	2004
	Notional	Fair Value
	Principal	Asset (Liability)
	Amounts

Interest rate swaps	$ 5,948,576	$ (212,661)
Currency swaps	805,849	290,776
Equity swaps	250,207	28,254
Currency forwards	1,547	(81)
S&P 500 index call options	2,986,757	188,481
S&P 500 index put options	1,217,980	42,858

Total	$ 11,210,916	$ 337,627

5. NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains (losses) arose from sale of the following security types for the years ended December 31:

	2005	2004	2003

Fixed maturities	$ 21,873	$ 108,603	$ 159,474
Equity securities	(6)	3,375	(1,465)
Mortgage and other loans	614	858	25,528
Real estate	318	-	3,862
Other invested assets	12,741	(1,601)	4,800
Other than temporary declines	(29,707)	(32,494)	(62,834)
Gains on impaired assets	11,092	17,333	4,720

Total	$ 16,925	$ 96,074	$ 134,085

6. NET INVESTMENT INCOME

Net investment income consisted of the following for the years ended December 31:

	2005	2004	2003

Fixed maturities	$ 921,803	$ 1,030,973	$ 1,114,949
Mortgage and other loans	103,253	83,986	76,259
Real estate	11,047	11,615	6,952
Policy loans	37,595	42,821	43,335
Other	55,245	(19,715)	(20,364)
Gross investment income	1,128,943	1,149,680	1,221,131
Less: Investment expenses	16,414	15,423	12,381
Net investment income	$ 1,112,529	$ 1,134,257	$ 1,208,750

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements. The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company. Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

	2005		2004
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 347,654	$ 347,654	$ 552,949	$ 552,949
Fixed maturities	18,261,996	18,307,751	18,784,015	18,873,147
Equity securities	15,427	15,427	1,006	1,006
Short-term investments	-	-	23,957	23,957
Mortgages	1,739,370	1,790,629	1,465,896	1,546,834
Derivatives instruments -receivables	487,947	487,947	566,401	566,401
Policy loans	701,769	701,769	696,305	696,305
Separate accounts	19,095,391	19,095,391	19,120,381	19,120,381

Financial liabilities:
Policy liabilities	18,668,578	17,449,961	18,846,238	17,677,082
Derivative instruments - payables	197,765	197,765	228,774	228,774
Long-term debt	-	-	33,500	33,500
Long-term debt to affiliates	1,125,000	1,178,918	1,025,000	1,100,501
Partnership capital securities	607,826	645,755	607,826	689,132
Separate accounts	19,095,391	19,095,391	19,120,381	19,120,381

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Cash and cash equivalents: The fair values of cash and cash equivalents are estimated to be cost plus accrued interest.

Fixed maturities, short term investments, and equity securities: The fair values of short-term bonds are estimated to be amortized cost. The fair values of publicly traded fixed maturities are based upon market prices or dealer quotes. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturity, repayment and liquidity characteristics. The fair value of equity securities are based on quoted market prices.

Mortgage loans: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives: The fair values of swaps are based on current settlement values. The current settlement values are based on dealer quotes and market prices. Fair values for options and futures are based on dealer quotes and market prices.

Policy loans: Policy loans are stated at unpaid principal balances, which approximate fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

Policy liabilities: The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value. The fair values of other deposits with future maturity dates are estimated using discounted cash flows. The fair values of S&P 500 Index and other equity linked embedded derivatives are produced using standard derivative valuation techniques. GMABs or GMWBs are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are included in contractholder deposit funds. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a 50 year projection. Policyholder assumptions are based on experience studies and industry standards.

Long term debt: The fair value of notes payable and other borrowings are estimated using discounted cash flow analyses based upon the Company's current incremental borrowing rates for similar types of borrowings.

8. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company periodically evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability from this contingency is unlikely. A brief discussion of the Company's reinsurance agreements by segment follows.

Wealth Management Segment

The Wealth Management Segment manages a closed block of single premium whole life ("SPWL") insurance policies, a retirement-oriented tax-advantaged life insurance product. The Company discontinued sales of SPWL's in response to certain tax law changes in the 1980s. The Company had SPWL policyholder balances of approximately $1.7 billion and $1.7 billion as of December 31, 2005 and 2004, respectively. On December 31, 2003, this entire block of business was reinsured on a funds withheld basis with SLOC, an affiliated company.

By reinsuring the SPWL policies, the Company reduced net investment income by $82.7 million and $91.2 million for the years ended December 31, 2005 and 2004, respectively. The Company also reduced interest credited by $57.5 million and $79.6 million for the years ended December 31, 2005 and 2004, respectively. In addition, the Company also increased net investment income, relating to an experience rating refund under the reinsurance agreement with SLOC, by $13.1 and $13.6 million for the years ended December 31, 2005 and 2004, respectively. The liability for the SPWL policies is included in contractholder deposit funds and other policy liabilities.

Individual Protection Segment

The Company has agreements with SLOC and several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, individual private placement variable universal life, bank owned life insurance ("BOLI"), and corporate owned life insurance ("COLI") policies. These amounts are reinsured on either a monthly renewable or a yearly renewable term basis. Fee income was reduced by $33.3 million, $28.7 million and $23.4 million for the years ended December 31, 2005, 2004 and 2003, respectively, to account for these agreements.

Effective October 1, 2004, the Company no longer acts as the reinsurer of risk under the lapse protection benefit for certain universal life contracts issued by SLOC.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

8. REINSURANCE (CONTINUED)

Group Protection Segment

The Company, through its affiliate SLNY, had an agreement with SLOC whereby SLOC reinsured the mortality risks of SLNY's group life insurance contracts. Under this agreement, certain death benefits were reinsured on a yearly renewable term basis. The agreement provided that SLOC would reinsure mortality risks in excess of $50,000 per claim for group life contracts ceded by SLNY. The treaty was commuted effective December 31, 2004.

The Company, through its affiliate SLNY, had an agreement with SLOC whereby SLOC reinsured morbidity risks of a block of SLNY's group long-term disability contracts. The treaty was commuted effective December 31, 2004.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company's group life contracts. Under this agreement, certain group life mortality benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts above $700,000 per claim for group life contracts ceded by the Company.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group stop loss contracts. Under this agreement, certain stop loss benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure specific claims for amounts above $1.0 million per claim for stop loss contracts ceded by SLNY.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group long-term disability contracts. Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts in excess of $4,000 per claim per month for long-term disability contracts ceded by SLNY.

The effects of reinsurance were as follows:

	For the Years Ended December 31,
	2005	2004	2003

Insurance premiums:
Direct	$ 54,915	$ 62,939	$ 67,959
Ceded	2,933	4,119	7,441
Net premiums	$ 51,982	$ 58,820	$ 60,518

Insurance and other individual policy benefits and claims:
Direct	$ 225,936	$ 170,381	$ 230,384
Ceded	38,923	29,004	29,136
Net policy benefits and claims	$ 187,013	$ 141,377	$ 201,248

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS

The Company sponsors two non-contributory defined benefit pension plans for its employees and certain affiliated employees. Expenses are allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses. The Company's funding policies for the pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA"). Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

The Company uses a measurement date of September 30 for its pension and other post retirement benefit plans.

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the two non-contributory defined benefit pension plans including the following:

(a) To provide that no one shall become a participant in the plan after December 31, 2005;

(b) To freeze accruals under the plan as of December 31, 2005 for all participants except (i) those participants (x) who are at least age 50 and whose age plus service on January 1, 2006 equals or exceeds 60 and (y) who in 2005 choose to continue their participation in the plan (the "Grandfathered Participants"), (ii) those participants who are receiving on December 31, 2005 severance or termination payments and (iii) those participants who are receiving on December 31, 2005 amounts paid under the Long Term Disability plan sponsored by the Company;

Due to the pension plan changes, a $1.9 million curtailment charge was recognized.

Other post retirement benefit plans have been amended as follows:

a) To provide retiree medical coverage where the retiree pays the entire cost of coverage equal to the cost paid by active employees unless the participant is a retiree as of 12/31/05, a "grandfathered employee" or a "Rule 75 employee".

A grandfathered employee shall mean an active employee (i) who retires on or after January 1,2006 and (ii) who as of January 1,2006 is at least age 55 with 15 or more years or service and whose age plus service is at least 75.

A rule 75 employee shall mean active employees (i) who are not Grandfathered employees, ii) who retire on or after January 1, 2006, and (iii) who when they retire are at least age 55 with 15 or more years or service and whose age plus service is at least 75.

For grandfathered and rule of 75 employees retiree medical coverage is provided at reduced cost.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

The following table sets forth the change in the pension plans' (retirement plan and agent pension plan) projected benefit obligations and assets, as well as the plans' funded status at December 31:

	2005	2004
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 215,439	$ 191,689
Service cost	10,948	9,873
Interest cost	13,839	12,118
Actuarial loss (gain)	17,780	7,039
Benefits paid	(6,105)	(5,280)
Plan amendments	2,344	-
Curtailment loss (gain)	(24,700)	-
Projected benefit obligation at end of year	$ 229,545	$ 215,439

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ 233,551	$ 205,737
Other	(1,250)	(1,050)
Actual return on plan assets	25,900	34,144
Benefits paid	(6,105)	(5,280)
Fair value of plan assets at end of year	$ 252,096	$ 233,551
Information on the funded status of the plan:
Funded status	$ 22,551	$ 18,112
Unrecognized net actuarial loss	7,802	19,339
Unrecognized transition obligation	(10,392)	(13,443)
Unrecognized prior service cost	3,945	7,421
4th quarter contribution	(1,550)	(1,250)
Prepaid benefit cost	$ 22,356	$ 30,179

The accumulated benefit obligation for the retirement plan and agent pension plan at December 31, 2005 and 2004 was $222.4 million and $188.9 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

The agent plan is overfunded and the funded status of the employee retirement plan was as follows:

	2005	2004

Plan assets	$ 211,612	$ 195,332
Projected benefit obligations	(219,802)	(206,748)
Funded status	$ (8,190)	$ (11,416)

Accumulated benefit obligation	$ 212,630	$ 180,201

The following table sets forth the components of the net periodic benefit cost, and the Company's share of net periodic benefit costs for the years ended December 31:

	2005	2004	2003

Components of net periodic benefit cost:
Service cost	$ 10,948	$ 9,873	$ 8,954
Interest cost	13,839	12,118	10,494
Expected return on plan assets	(20,092)	(17,704)	(14,358)
Amortization of transition obligation asset	(3,051)	(3,051)	(3,051)
Amortization of prior service cost	855	855	855
Curtailment loss (gain)	1,856	-	-
Recognized net actuarial loss	1,918	3,140	4,215
Net periodic benefit cost (benefit)	$ 6,273	$ 5,231	$ 7,109
The Company's share of net periodic benefit cost	$ 4,116	$ 4,272	$ 5,522

In addition to its share of net periodic benefit cost, the Company incurred $2.9 million, $1.9 million and $3.5 million for the years ended December 31, 2005, 2004 and 2003, respectively, in expense for an uninsured benefit plan, for which the Company is not the plan sponsor.

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:

	Pension Benefits
	2005	2004	2003
Discount rate	5.8%	6.2%	6.1%
Rate of compensation increase	4.0%	4.0%	4.0%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

Weighted average assumptions used to determine net benefit cost were as follows:

	Pension Benefits
	2005	2004	2003

Discount rate	6.2%	6.1%	6.75%
Expected long term return on plan assets	8.75%	8.75%	8.75%
Rate of compensation increase	4.0%	4.0%	4.0%

The Company relies on historical market returns from Ibbotson Associates (1926-2002) to determine its overall long term rate of return on asset assumption. Applying Ibbotson's annualized market returns of 12% stock, 5.8% bonds and 3.8% cash to the Company's target allocation results in an expected return consistent with the one used by the Company for purposes of determining the benefit obligation.

Plan Assets

The asset allocation for the Company's pension plan assets for 2005 and 2004 measurement, and the target allocation for 2006, by asset category, are as follows:
	Target Allocation	Percentage of Plan Assets
Asset Category	2006	2005	2004

Equity Securities	60%	61%	61%
Debt Securities	25%	30%	27%
Commercial Mortgages	15%	9%	10%
Other	-%	-%	2%
Total	100%	100%	100%

The target allocations were established to reflect the Company's investment risk posture and to achieve the desired level of return commensurate with the needs of the fund. The target ranges are based upon a three to five year time horizon and may be changed as circumstances warrant.

The portfolio of investments should, over a period of time, earn a gross annualized rate of return that:
1)	exceeds the assumed actuarial rate;
2)	exceeds the return of customized index created by combining benchmark returns in appropriate weightings based on an average asset mix of funds; and
3)	generates a real rate of return of at least 3% after inflation, and sufficient income or liquidity to pay retirement benefits on a timely basis.

Equity securities include SLF common stock in the amount of $4.2 million at December 31, 2004. Equity securities did not include any SLF common stock at December 31, 2005.

Cash Flow

Due to the over funded status of the agent defined benefit plan, the Company will not be making contributions to the plan in 2006.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

The Company has estimated the following future benefit payments for the years 2006 through 2015:
Pension Benefits
2006	$ 6,352
2007	6,680
2008	6,949
2009	7,299
2010	7,624
2011 to 2015	45,646

401(k) Savings Plan

The Company sponsors and participates in a 401(k) savings plan (the "401(k) Plan") for which substantially all employees of at least age 21 are eligible to participate at date of hire. Under the 401(k) Plan, the Company matches, up to specified amounts, the employees' contributions to the plan.

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the 401(k) Plan including the following.

(a) Beginning January 1, 2006, Eligible Participants shall receive a basic employer contribution which shall be a percentage of the participant's eligible compensation determined under the following chart based on the sum of the participant's age and service on January 1 of the applicable plan year -

Age Plus Service	Employer Contribution
Less than 40	3%
At least 40 but less than 55	5%
At least 55	7%

(b) In addition to the basic employer contribution beginning January 1, 2006, Eligible Participants who did not become participants in the United States Employees' Retirement Income Plan before January 1, 2006 and who remain employed by a participating employer on January 1, 2006 shall be entitled to receive a supplemental basic employer contribution in January 2006 based on their applicable basic employer contribution percentage as of January 1, 2006 and their eligible compensation paid during the period beginning on their hire date and ending on December 31, 2005.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

(c) To provide for a transition employer contribution effective January 1, 2006 to Eligible Participants who are at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equals or exceeds 45 (such Eligible Participants are referred to as "Transition Participants");

(d) For January 1, 2006 through December 31, 2015, Transition Participants shall receive transition employer contributions which shall be a percentage of the Transition Participant's eligible compensation determined under the following chart based on the participant's age and service on January 1, 2006 -

	Service
Age	Less than 5 years	5 or more years
At least 40 but less than 43	3.0%	5.0%
At least 43 but less than 45	3.5%	5.5%
At least 45	4.5%	6.5%

The amount of the 2005 employer contributions under 401(k) Plan sponsorship for the Company and its affiliates was $6.1 million. Amounts are allocated to affiliates based on their respective employees' contributions. The Company's portion of the expense was $4.6 million, $2.8 million and $0.9 million for the years ended December 31, 2005, 2004 and 2003, respectively. The Company's contribution includes a $1.6 million accrued retroactive adjustment related to the board approved amendments to the 401(k) Plan. This retroactive adjustment will be funded in 2006.

Other Post-Retirement Benefit Plans

The Company sponsors a post-retirement benefit pension plan for its employees and certain affiliates employees providing certain health, dental and life insurance benefits ("post-retirement benefits") for retired employees and dependents (the "Retirement Plan"). Expenses are allocated to participating companies based on the number of participants. Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

The following table sets forth the change in the Retirement Plan's obligations and assets, as well as the plans' funded status at December 31:

Change in benefit obligation:	2005	2004

Benefit obligation at beginning of year	$ 48,453	$ 51,278
Service cost	1,333	1,233
Interest cost	2,994	2,957
Actuarial (gain) loss	4,596	(4,583)
Benefits paid	(2,884)	(2,432)
Plan Amendments	(3,192)	-
Benefit obligation at end of year	$ 51,300	$ 48,453

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ -	$ -
Employer contributions	2,884	2,432
Benefits paid	(2,884)	(2,432)
Fair value of plan assets at end of year	$ -	$ -

Information on the funded status of the plan:
Funded Status	$ (51,301)	$ (48,453)
Unrecognized net actuarial loss	22,741	19,556
4th quarter contribution	686	628
Unrecognized prior service cost	(5,609)	(2,657)
Accrued benefit cost	$ (33,483)	$ (30,926)

The following table sets forth the components of the net periodic post-retirement benefit costs and the Company's allocated share for the year ended December 31:

	2005	2004
Components of net periodic benefit cost
Service cost	$ 1,333	$ 1,233
Interest cost	2,994	2,957
Amortization of prior service cost	(241)	(241)
Recognized net actuarial loss	1,273	1,384
Net periodic benefit cost	$ 5,359	$ 5,333

The Company's share of net periodic benefit cost	$ 4,947	$ 4,180

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:
	Other Benefits
	2005	2004	2003
Discount Rate	5.8%	6.2%	6.1%
Rate of Compensation increase	4.0%	4.0%	4.0%

Weighted average assumptions used to determine net cost for the years ended December 31 were as follows:
	Other Benefits
	2005	2004	2003
Discount rate	6.2%	6.1%	6.75%
Rate of compensation increase	4.0%	4.0%	4.0%

In order to measure the post-retirement benefit obligation for 2005, the Company assumed a 10% annual rate of increase in the per capita cost of covered health care benefits. In addition, medical cost inflation is assumed to be 10% in 2006 and assumed to decrease gradually to 5.00% for 2011 and remain at that level thereafter. Assumed healthcare cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effect:
	1- Percentage-Point	1- Percentage-Point
	Increase	Decrease
Effect on Post retirement benefit obligation	$ 5,541	$ (4,571)

Effect on total of service and interest cost	$ 756	$ (596)

The Company has estimated the following future benefit payments for the years 2006 through 2015:
Other Benefits
2006	$ 3,413
2007	3,546
2008	3,666
2009	3,757
2010	3,807
2011 to 2015	19,859

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

10. FEDERAL INCOME TAXES

The Company will file a consolidated return with SLC -U.S. Ops Holdings for the year ended December 31, 2005 as the Company did for the year ended December 31, 2004. The Company filed a consolidated federal income tax return with SLC - U.S. Ops Holdings and Keyport filed a return with its subsidiary, Independence Life, for the year ended December 31, 2003. A summary of the components of federal income tax expense (benefit) in the consolidated statements of income for the years ended December 31 is as follows:

	2005	2004	2003
Federal income tax expense (benefit):
Current	$ 11,239	$ (5,331)	$ (29,240)
Deferred	28,852	76,683	56,606

Total	$ 40,091	$ 71,352	$ 27,366

Federal income taxes attributable to the Company's consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate at 35%. The Company's effective rate differed from the federal income tax rate as follows:

	2005	2004	2003

Expected federal income tax expense (benefit)	$ 60,210	$ 107,446	$ 44,251
Low income housing credit	(5,947)	(6,021)	(6,026)
Separate account dividend received deduction	(10,150)	(10,500)	(5,600)
Prior year settlements	(2,802)	(17,351)	(6,518)
Other items	(1,220)	(2,222)	1,259

Federal income tax expense (benefit)	$ 40,091	$ 71,352	$ 27,366

The deferred income tax asset (liability) represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax assets and (liabilities) as of December 31 were as follows:

	2005	2004
Deferred tax assets:
Actuarial liabilities	$ 250,818	$ 391,780
Net operating loss	-	4,444
Other	281	(8,340)
Total deferred tax assets	251,099	387,884

Deferred tax liabilities:
Deferred policy acquisition costs	(287,605)	(185,715)
Investments, net	40,866	(266,779)
Total deferred tax liabilities	(246,739)	(452,494)

Net deferred tax asset (liability)	$ 4,360	$ (64,610)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

10. FEDERAL INCOME TAXES (CONTINUED)

The Company makes payments under certain tax sharing agreements as if it were filing as a separate company. The Company received income tax refunds of $32.0 million in 2005 and $17.1 million in 2003. The Company did not have any net income tax payments for 2004. At December 31, 2005, the Company did not have any operating loss carryforwards remaining.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are made in the consolidated financial statements in anticipation of the results of these audits. The Company is currently under audit by the IRS for the years 2001 and 2002. In the Company's opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on the Company's financial statements. However, the amounts of these tax liabilities could be revised in the future if estimates of the Company's ultimate liability are revised.

11. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses related to the Company's group life, group disability and stop loss products is summarized below:

	2005	2004

Balance at January 1	$ 32,571	$ 31,337
Less reinsurance recoverable	(6,381)	(9,146)
Net balance at January 1	26,190	22,191
Incurred related to:
Current year	23,881	20,889
Prior years	(3,143)	910
Total incurred	20,738	21,799
Paid losses related to:
Current year	(13,860)	(12,009)
Prior years	(5,813)	(5,791)
Total paid	(19,673)	(17,800)

Balance at December 31	33,141	32,571
Less reinsurance recoverable	(5,886)	(6,381)

Net balance at December 31	$ 27,255	$ 26,190

The incurred losses and loss adjustment expenses relating to insured events in prior years changed as a result of reassessment of the estimates of the settlement costs on certain claims outstanding due to factors that emerged in the current year.

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its group disability lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

12. LIABILITIES FOR CONTRACT GUARANTEES

On January 1, 2004, the Company adopted the American Institute of Certified Public Accountants' (the "AICPA") SOP 03-1. The major provisions of SOP 03-1 that affect the Company require:

●	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
●	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and
●	Reporting and measuring the Company's interest in its separate accounts as investments.

The cumulative effect, reported after tax and net of related effects on DAC, upon adoption of SOP 03-1 at January 1, 2004, decreased net income and stockholder's equity by $8.9 million and reduced accumulated other comprehensive income by $2.1 million. The decrease in net income was comprised of an increase in future contract and policy benefits (primarily for variable annuity contracts) of $46.7 million, pretax, an increase in DAC of $29.5 million, pretax, and the recognition of the unrealized gain on investments in separate accounts of $3.5 million, pretax.

The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract less any customer withdrawals, (b) total deposits made on the contract less any customer withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company's variable annuity contracts with guarantees at December 31, 2005:

Benefit Type	Account Balance	Net Amount at Risk 1	Average Attained Age
Minimum Death	$ 16,316,183	$ 2,126,214	66.1
Minimum Income	$ 385,378	$ 68,802	59.3
Minimum Accumulation or Withdrawal	$ 1,669,284	$ 182	61.2

The table below represents information regarding the Company's variable annuity contracts with guarantees at December 31, 2004:

Benefit Type	Account Balance	Net Amount at Risk 1	Average Attained Age
Minimum Death	$ 16,894,237	$ 2,423,320	65.7
Minimum Income	$ 386,407	$ 63,851	59.8
Minimum Accumulation or Withdrawal	$ 884,843	$ -	61.4

1 Net amount at risk represents the difference between guaranteed benefits and account balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The following summarizes the reserve for the GMDB and GMIB at December 31, 2005:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at December 31, 2004	$ 28,313	$ 2,422	$ 30,735

Benefit Ratio Change / Assumption Changes	15,205	(172)	15,033
Incurred guaranteed benefits	35,559	560	36,119
Paid guaranteed benefits	(39,308)	-	(39,308)
Interest	1,980	190	2,170

Balance at December 31, 2005	$ 41,749	$ 3,000	$ 44,749

The following summarizes the reserve for the GMDB and GMIB at December 31, 2004:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2004	$ 45,250	$ 1,457	$ 46,707

Incurred guaranteed benefits	32,103	832	32,935
Paid guaranteed benefits	(50,502)	-	(50,502)
Interest	1,462	132	1,594

Balance at December 31, 2004	$ 28,313	$ 2,422	$ 30,735

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest and less contract benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges. The benefit ratio may be in excess of 100%. For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance. For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected future gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant's attained age.

The liability for guarantees is re-evaluated regularly and adjustments are made to the liability balance through a charge or credit to policyowner benefits.

GMABs or GMWBs are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are recorded at fair value through earnings. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a 50 year projection. Policyholder assumptions are based on experience studies and industry standards. The GMAB or GMWB constituted an asset of $0.2 million and $2.8 million at December 31, 2005 and 2004, respectively.

Interest in Separate Accounts

At December 31, 2003, the Company had $11.7 million representing unconsolidated interests in its own separate accounts. These interests were recorded as separate account assets, with changes in fair value recorded through other comprehensive income. On January 1, 2004, the Company reclassified these interests to investments as a component of other invested assets.

Sales Inducements

The Company currently offers enhanced or bonus crediting rates to policyholders on certain of its annuity products. Through December 31, 2003, the expenses associated with certain of these bonuses were deferred and amortized. Others were expensed as incurred. Effective January 1, 2004, upon adoption of SOP 03-1, the expenses associated with offering a bonus are deferred and amortized over the life of the related contract in a pattern consistent with the amortization of DAC.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

13. DEFERRED POLICY ACQUISITION COSTS (DAC)

The changes in DAC for the years ended December 31 were as follows:

	2005	2004
Balance at January 1	$ 1,147,181	$ 889,601
Acquisition costs deferred	261,058	346,764
Amortized to expense during the year	(226,355)	(48,562)
Adjustment for unrealized investment gains (losses) during the year	159,493	(40,622)
Balance at December 31	$ 1,341,377	$ 1,147,181

14. VALUE OF BUSINESS ACQUIRED (VOBA)

The changes in VOBA for the years ended December 31 were as follows:

	2005	2004
Balance at January 1	$ 24,130	$ 22,391
Amortized to expense during the year	(17,467)	(4,819)
Adjustment for unrealized investment gains (losses) during the year	47,007	6,558
Balance at December 31	$ 53,670	$ 24,130

15. SEGMENT INFORMATION

The Company offers financial products and services such as fixed and variable annuities, funding agreements, retirement plan services, and life insurance on an individual and group basis, as well as disability and stop-loss insurance on a group basis. As described below, the Company conducts business principally in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities. Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets by line of business. Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred. Management evaluates the results of the operating segments on an after-tax basis. The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management Segment markets, sells and administers individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products. These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies. The Company uses derivative instruments to manage the risks inherent in the contract options.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

15. SEGMENT INFORMATION (CONTINUED)

Individual Protection

The Individual Protection Segment markets, sells and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

Group Protection

The Group Protection Segment markets, sells and administers group life, long-term disability, short-term disability and stop loss insurance to small and mid-size employers in the State of New York.

Corporate

The Corporate Segment includes the unallocated capital of the Company, its debt financing, its consolidated investments in VIEs, and items not otherwise attributable to the other segments.

The following amounts pertain to the various business segments:

	Year ended December 31, 2005

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total Revenues	$ 1,342,509	$ 74,535	$ 32,604	$ 110,537	$ 1,560,185
Total Expenditures	1,220,198	70,991	32,333	64,636	1,388,158
Income before income tax expense, minority interest and cumulative effect of change in accounting principle	122,311	3,544	271	45,901	172,027

Net Income	93,570	2,443	176	36,963	133,152

Total Assets	$ 38,631,963	$ 6,005,424	$ 55,319	$1,314,140	$ 46,006,846

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

15. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the various business segments:

	Year ended December 31, 2004

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total Revenues	$ 1,284,873	$ 65,366	$ 34,908	$ 162,596	$ 1,547,743
Total Expenditures	1,054,852	60,785	31,605	93,470	1,240,712
Income before income tax expense, minority interest and cumulative effect of change in accounting principle	230,021	4,581	3,303	69,126	307,031

Net Income	166,309	3,118	2,147	49,702	221,276

Total Assets	$ 40,961,145	$ 4,111,638	$ 53,131	$1,561,629	$ 46,687,543

	Year ended December 31, 2003

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total Revenues	$ 1,409,642	$ 49,357	$ 26,609	$ 34,141	$ 1,519,749
Total Expenditures	1,247,670	53,848	25,712	61,792	1,389,022
Income (loss) before income tax expense, minority interest and cumulative effect of change in accounting principle	161,972	(4,491)	897	(27,651)	130,727

Net Income (Loss)	106,655	(2,331)	608	(9,941)	94,991

Total Assets	$ 39,814,262	$ 2,973,014	$ 46,535	$ 840,565	$ 43,674,376

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

16. REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities. Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently. The Company's statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries combined statutory surplus and net income were as follows:

	Unaudited for the Years ended December 31,
	2005	2004	2003

Statutory surplus and capital	$ 1,778,241	$ 1,822,812	$ 1,685,356
Statutory net income	140,827	249,010	224,284

17. DIVIDEND RESTRICTIONS

The Company's and its insurance company subsidiaries' ability to pay dividends is subject to certain statutory restrictions. Delaware, New York, and Rhode Island have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance. The Company is permitted to pay dividends up to a maximum of $154.3 million in 2006 without prior approval from the Delaware Commissioner of Insurance.

In 2005, the Company's board of directors approved and the Company paid a $200.0 million dividend to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company's board of Directors approved and the Company paid $150.0 million of cash dividends to its direct parent. On December 31, 2004, SCA was distributed in the form of a dividend of $6.6 million to the Company's direct parent and became a consolidated subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. The Company did not pay any dividends in 2003.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividend in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains. No dividends were paid by SLNY during 2005, 2004 or 2003.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company's surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company's own securities. No dividends were paid by Independence Life during 2005, 2004 or 2003.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

18. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income as of December 31 were as follows:
	2005	2004	2003
Unrealized gains on available-for-sale securities	$ 56,493	$ 485,553	$ 520,173
Reserve allocation	(22,039)	-	-
Minimum pension liability adjustment	(2,834)	-	-
DAC allocation	(12,842)	(172,945)	(132,323)
VOBA allocation	(1,201)	(48,208)	(54,766)
Tax effect and other	1,683	(83,762)	(105,403)

Accumulated Other Comprehensive Income	$ 19,260	$ 180,638	$ 227,681

19. COMMITMENTS AND CONTINGENCIES

Regulatory and Industry Developments

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Litigation

The Company is not aware of any contingent liabilities arising from litigation, income taxes and other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

19. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as engagement letters with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements. The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company's by-laws. The Company believes any potential liability under these agreements is neither probable nor estimatable. Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to six years. As of December 31, 2005, minimum future lease payments under such leases were as follows:

2006	$ 6,029
2007	4,778
2008	1,477
2009	374
2010	39
Total	$ 12,697

Total rental expense for the years ended December 31, 2005, 2004 and 2003 was $8.5 million, $16.3 million and $23.6 million, respectively.

The Company has four noncancelable sublease agreements that expire on March 31, 2008. As of December 31, 2005, the minimum future lease payments under the sublease agreements were as follows:

2006	$ 1,140
2007	1,174
2008	293
Total	$ 2,607

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Sun Life Assurance Company of Canada (U.S.)
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the "Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2005.  Our audits also included the financial statement schedules listed in the Index at Item 15.  These financial statements and consolidated financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such consolidated financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2004, the Company adopted the provisions of the American Institute of Certified Public Accountants' Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." As discussed in Note 1 to the consolidated financial statements, effective December 31, 2003, the Company adopted the provisions of FASB Interpretation No. 46, "Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51" and FASB Interpretation No. 46R, Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51" (Revised).

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 23, 2006

SUN LIFE ASSURANCE AND ANNUITY COMPANY OF CANADA (U.S.) - KMA VARIABLE ACCOUNT

Statements of Assets and Liabilities

December 31, 2005

	Shares	Cost	Value
Assets
Investments at market value:
Keystone Custodian Funds
Evergreen Blue Chip Fund - A	-	$-	$-
Evergreen Diversified Bond Fund - A	1,229	18,725	17,921
Evergreen High Yield Bond Fund - A	7,159	35,633	23,554
Evergreen Money Market Fund - A	77,121	77,121	77,121
Evergreen Emerging Growth Fund - A	36,571	211,599	194,922

Liberty Variable Investment Trust
Columbia International Fund, VS (A)	6,666,460	10,608,984	14,332,889
Colonial Strategic Income Fund, VS (A)	1,527,658	16,107,634	15,459,903
Liberty Growth & Income Fund, VS (A)	2,280,701	25,934,554	38,384,206
Newport Tiger Fund, VS (A)	-	-	-

SteinRoe Variable Investment Trust
Columbia Large Cap Growth Stock Fund, VS (A)	1,261,691	18,965,143	31,226,849
Liberty Asset Allocation Fund VS (A)	4,160,064	48,395,745	64,064,980
Liberty Federal Securities Fund, VS (A)	1,369,726	13,469,513	14,669,760
Liberty Money Market Fund, VS (A)	26,077,192	26,077,192	26,077,192
Liberty Small Company Growth Fund, VS (A)	2,994,457	44,632,307	34,046,976
Total Assets		$204,534,150	$238,576,273

	Deferred Variable Annuity Contracts		Variable Annuity Reserve
	Units	Value	Units	Value	Total
Net Assets
Colonial Strategic Income Fund, VS (A)	735,769	$14,475,770	$49,741	984,133	$15,459,903
Columbia International Fund, VS (A)	1,032,415	13,230,122	83,628	1,102,767	14,332,889
Columbia Large Cap Growth Stock Fund, VS (A)	880,161	30,399,034	24,206	827,815	31,226,849
Evergreen Blue Chip Fund - A	-	-	-	-	-
Evergreen Diversified Bond Fund - A	324	17,921	-	-	17,921
Evergreen High Yield Bond Fund - A	470	23,554	-	-	23,554
Evergreen Money Market Fund - A	3,144	77,120	1	1	77,121
Evergreen Emerging Growth Fund - A	3,026	193,548	22	1,373	194,922
Liberty Asset Allocation Fund, VS (A)	1,806,412	61,105,919	89,019	2,959,061	64,064,980
Liberty Federal Securities Fund, VS (A)	566,087	14,181,639	19,254	488,121	14,669,760
Liberty Growth & Income Fund, VS (A)	1,243,659	36,239,330	76,770	2,144,876	38,384,206
Liberty Money Market Fund, VS (A)	1,383,203	25,828,360	14,792	248,832	26,077,192
Liberty Small Company Growth Fund, VS (A)	762,003	33,135,732	23,912	911,244	34,046,976
Newport Tiger Fund, VS (A)	-	-	-	-	-

Net Assets of contracts owners		$228,908,049		$9,668,224	$238,576,273

See notes to Financial Statements.

SUN LIFE ASSURANCE AND ANNUITY COMPANY OF CANADA (U.S.) - KMA VARIABLE ACCOUNT

Statements of Operations

For the Year Ended December 31

	Colonial Strategic Income Fund, VS (A)	Columbia International Fund, VS (A)	Columbia Large Cap Growth Stock Fund, VS (A)1
	2005	2005	2005
Income
Dividends	$-	$-	$206,082

Expenses
Mortality and expense risk and administrative charges	229,540	209,748	472,584
Net investment income (loss)	$(229,540)	$(209,748)	$(266,502)

Realized gains (losses) on investment
Realized gain (loss) on sale of fund shares	$(184,773)	$1,060,698	$1,590,503
Realized gain distributions	-	-	-
Realized gain (loss)	$(184,773)	$1,060,698	$1,590,503

Change in unrealized appreciation (depreciation) during the year	$433,761	$688,965	$(419,211)

Net increase (decrease) in net assets from operations	$19,448	$1,539,915	$904,790

	Evergreen Blue Chip Fund - A2	Evergreen Diversified Bond Fund - A	Evergreen Emerging Growth Fund - A
	2005	2005	2005
Income
Dividends	$189	$956	$-

Expenses
Mortality and expense risk and administrative charges	202	199	2,015
Net investment income (loss)	$(13)	$757	$(2,015)

Realized gains (losses) on investment
Realized gain (loss) on sale of fund shares	$16,518	$-	$(268)
Realized gain distributions	-	-	-
Realized gain (loss)	$16,518	$-	$(268)

Change in unrealized appreciation (depreciation) during the year	$(16,449)	$(566)	$3,543

Net increase (decrease) in net assets from operations	$56	$191	$1,260

1 Changed name from SteinRoe Growth Stock Fund, VS (A) effective 01/04/05

2 Closed June 10, 2005

See notes to Financial Statements.

SUN LIFE ASSURANCE AND ANNUITY COMPANY OF CANADA (U.S.) - KMA VARIABLE ACCOUNT

Statements of Operations

For the Year Ended December 31

	Evergreen High Yield Bond Fund - A	Evergreen Money Market Fund - A	Liberty Asset Allocation Fund, VS (A)
	2005	2005	2005
Income
Dividends	$1,649	$1,280	$1,736,741

Expenses
Mortality and expense risk and administrative charges	255	689	948,010
Net investment income (loss)	$1,394	$591	$788,731

Realized gains (losses) on investment
Realized gain (loss) on sale of fund shares	$-	$-	$1,483,553
Realized gain distributions	-	-	-
Realized gain (loss)	$-	$-	$1,483,553

Change in unrealized appreciation (depreciation) during the year	$(1,441)	$-	$856,232

Net increase (decrease) in net assets from operations	$(47)	$591	$3,128,516

	Liberty Federal Securities Fund, VS (A)	Liberty Growth & Income Fund, VS (A)	Liberty Money Market Fund, VS (A)
	2005	2005	2005
Income
Dividends	$933,165	$-	$749,705

Expenses
Mortality and expense risk and administrative charges	233,130	590,845	373,164
Net investment income (loss)	$700,035	$(590,845)	$376,541

Realized gains (losses) on investment
Realized gain (loss) on sale of fund shares	$165,118	$2,628,093	$-
Realized gain distributions	54,307	-	-
Realized gain (loss)	$219,425	$2,628,093	$-

Change in unrealized appreciation (depreciation) during the year	$(734,784)	$(227,408)	$-

Net increase (decrease) in net assets from operations	$184,676	$1,809,840	$376,541

See notes to Financial Statements.

SUN LIFE ASSURANCE AND ANNUITY COMPANY OF CANADA (U.S.) - KMA VARIABLE ACCOUNT

Statements of Operations

For the Year Ended December 31
Liberty Small Company Growth Fund, VS (A)
2005
Income
Dividends	$-

Expenses
Mortality and expense risk and administrative charges	485,642
Net investment income (loss)	$(485,642)

Realized gains (losses) on investment
Realized gain (loss) on sale of fund shares	$(4,536,890)
Realized gain distributions	-
Realized gain (loss)	$(4,536,890)

Change in unrealized appreciation (depreciation) during the year	$5,155,641

Net increase (decrease) in net assets from operations	$133,109

Newport Tiger Fund, VS (A)3
2005
Income
Dividends	$-

Expenses
Mortality and expense risk and administrative charges	4,673
Net investment income (loss)	$(4,673)

Realized gains (losses) on investment
Realized gain (loss) on sale of fund shares	$1,424,990
Realized gain distributions	1,292,681
Realized gain (loss)	$2,717,671

Change in unrealized appreciation (depreciation) during the year	$(2,524,299)

Net increase (decrease) in net assets from operations	$188,700

3 Closed February 18, 2005

See notes to Financial Statements.

SUN LIFE ASSURANCE AND ANNUITY COMPANY OF CANADA (U.S.) - KMA VARIABLE ACCOUNT

Statements of Changes In Net Assets

For the Year Ended December 31

	Colonial Strategic Income Fund, VS (A)		Columbia International Fund , VS (A)

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(229,540)	$1,174,598	$(209,748)	$(50,865)
Realized gain (loss) on sale of fund shares	(184,773)	(142,061)	1,060,698	792,959
Change in unrealized appreciation (depreciation) during the year	433,761	479,424	688,965	990,566
Net increase (decrease) in net assets from operations	$19,448	$1,511,961	$1,539,915	$1,732,660

Contract transactions:
Payments received from contract owners	$34,880	$90,836	$101,254	$112,232
Transfers between subaccounts, net	201,379	151,208	375,674	36,659
Transfers for contract terminations	(3,283,717)	(2,730,609)	(3,330,445)	(2,947,907)
Net increase (decrease) in net assets from contract transactions	$(3,047,458)	$(2,488,565)	$(2,853,517)	$(2,799,016)

Increase (decrease) in amounts retained in KMA Variable Account, net	-	-	-	-

Total increase (decrease) in net assets	$(3,028,010)	$(976,604)	$(1,313,602)	$(1,066,356)

Net assets at beginning of year	18,487,913	19,464,517	15,646,491	16,712,847
Net assets at end of year	$15,459,903	$18,487,913	$14,332,889	$15,646,491

	Columbia Large Cap Growth Stock Fund, VS (A)1		Evergreen Blue Chip2 Fund - A

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(266,502)	$(519,174)	$(13)	$(573)
Realized gain (loss) on sale of fund shares	1,590,503	1,846,201	16,518	3,954
Change in unrealized appreciation (depreciation) during the year	(419,211)	(3,064,564)	(16,449)	(1,409)
Net increase (decrease) in net assets from operations	$904,790	$(1,737,537)	$56	$1,972

Contract transactions:
Payments received from contract owners	$311,198	$232,985	$-	$(11,476)
Transfers between subaccounts, net	(768,855)	(787,665)	(43,476)	256
Transfers for contract terminations	(6,242,834)	(7,510,184)	-	(256)
Net increase (decrease) in net assets from contract transactions	$(6,700,491)	$(8,064,864)	$(43,476)	$(11,476)

Increase (decrease) in amounts retained in KMA Variable Account, net	-	-	-	-

Total increase (decrease) in net assets	$(5,795,701)	$(9,802,401)	$(43,420)	$(9,504)

Net assets at beginning of year	37,022,550	46,824,951	43,420	52,924
Net assets at end of year	$31,226,849	$37,022,550	$-	43,420

1 Changed name from SteinRoe Growth Stock Fund, VS (A) effective 01/04/05

2 Closed June 10, 2005

See notes to Financial Statements.

SUN LIFE ASSURANCE AND ANNUITY COMPANY OF CANADA (U.S.) - KMA VARIABLE ACCOUNT

Statements of Changes In Net Assets

For the Year Ended December 31

	Evergreen Diversified Bond Fund - A		Evergreen Emerging Growth Fund - A

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$757	$644	$(2,015)	$(2,037)
Realized gain (loss) on sale of fund shares	-	-	(268)	1,789
Change in unrealized appreciation (depreciation) during the year	(566)	(85)	3,543	15,713
Net increase (decrease) in net assets from operations	$191	$559	$1,260	$15,465

Contract transactions:
Payments received from contract owners	$-	$-	$306	$(11,782)
Transfers between subaccounts, net	-	156	2	(4)
Transfers for contract terminations	-	(155)	(687)	(5,672)
Net increase (decrease) in net assets from contract transactions	$-	$1	$(379)	$(17,458)

Increase (decrease) in amounts retained in KMA Variable Account, net	-	-	-	-

Total increase (decrease) in net assets	$191	$560	$881	$(1,993)

Net assets at beginning of year	17,730	17,170	194,041	196,034
Net assets at end of year	$17,921	$17,730	$194,922	$194,041

	Evergreen High Yield Bond Fund, VS (A)		Evergreen Money Market Fund - A

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,394	$1,390	$591	$(317)
Realized gain (loss) on sale of fund shares	-	-	-	-
Change in unrealized appreciation (depreciation) during the year	(1,441)	219	-	-
Net increase (decrease) in net assets from operations	$(47)	$1,609	$591	$(317)

Contract transactions:
Payments received from contract owners	$306	$650	$-	$(7,221)
Transfers between subaccounts, net	-	-	43,566	(1)
Transfers for contract terminations	-	-	-	-
Net increase (decrease) in net assets from contract transactions	$306	$650	$43,566	$(7,222)

Increase (decrease) in amounts retained in KMA Variable Account, net	-	-	-	-

Total increase (decrease) in net assets	$259	$2,259	$44,157	$(7,539)

Net assets at beginning of year	23,295	21,036	32,964	40,503
Net assets at end of year	$23,554	$23,295	$77,121	$32,964

See notes to Financial Statements.

SUN LIFE ASSURANCE AND ANNUITY COMPANY OF CANADA (U.S.) - KMA VARIABLE ACCOUNT

Statements of Changes In Net Assets

For the Year Ended December 31

	Liberty Asset Allocation Fund, VS (A)		Liberty Federal Securities Fund, VS (A)

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$788,731	$725,390	$700,035	$694,998
Realized gain (loss) on sale of fund shares	1,483,553	1,008,716	219,425	174,445
Change in unrealized appreciation (depreciation) during the year	856,232	3,978,510	(734,784)	(401,750)
Net increase (decrease) in net assets from operations	$3,128,516	$5,712,616	$184,676	$467,693

Contract transactions:
Payments received from contract owners	$278,161	$747,485	$40,553	$148,574
Transfers between subaccounts, net	73,194	(36,923)	30,756	51,088
Transfers for contract terminations	(10,713,777)	(12,709,373)	(3,102,165)	(3,102,315)
Net increase (decrease) in net assets from contract transactions	$(10,362,422)	$(11,998,811)	$(3,030,856)	$(2,902,653)

Increase (decrease) in amounts retained in KMA Variable Account, net	-	-	-	-

Total increase (decrease) in net assets	$(7,233,906)	$(6,286,195)	$(2,846,180)	$(2,434,960)

Net assets at beginning of year	71,298,886	77,585,081	17,515,940	19,950,900
Net assets at end of year	$64,064,980	$71,298,886	$14,669,760	$17,515,940

	Liberty Growth & Income Fund, VS (A)		Liberty Money Market Fund, VS (A)

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(590,845)	$102,491	$376,541	$(143,181)
Realized gain (loss) on sale of fund shares	2,628,093	2,295,325	-	-
Change in unrealized appreciation (depreciation) during the year	(227,408)	2,835,026	-	-
Net increase (decrease) in net assets from operations	$1,809,840	$5,232,842	$376,541	$(143,181)

Contract transactions:
Payments received from contract owners	$140,234	$331,287	$32,131	$(40,206)
Transfers between subaccounts, net	(99,347)	(34,370)	6,787,026	4,370,555
Transfers for contract terminations	(8,875,313)	(9,680,175)	(8,276,675)	(8,167,105)
Net increase (decrease) in net assets from contract transactions	$(8,834,426)	$(9,383,258)	$(1,457,518)	$(3,836,756)

Increase (decrease) in amounts retained in KMA Variable Account, net	-	-	-	-

Total increase (decrease) in net assets	$(7,024,586)	$(4,150,416)	$(1,080,977)	$(3,979,937)

Net assets at beginning of year	45,408,792	49,559,208	27,158,169	31,138,106
Net assets at end of year	$38,384,206	$45,408,792	$26,077,192	$27,158,169

See notes to Financial Statements.

SUN LIFE ASSURANCE AND ANNUITY COMPANY OF CANADA (U.S.) - KMA VARIABLE ACCOUNT

Statements of Changes In Net Assets

For the Year Ended December 31
	Liberty Small Company Growth Fund, VS (A)

	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(485,642)	$(569,872)
Realized gain (loss) on sale of fund shares	(4,536,890)	(3,570,975)
Change in unrealized appreciation (depreciation) during the year	5,155,641	7,888,771
Net increase (decrease) in net assets from operations	$133,109	$3,747,924

Contract transactions:
Payments received from contract owners	$201,857	$215,248
Transfers between subaccounts, net	(498,946)	(188,872)
Transfers for contract terminations	(6,636,884)	(6,007,825)
Net increase (decrease) in net assets from contract transactions	$(6,933,973)	$(5,981,449)

Increase (decrease) in amounts retained in KMA Variable Account, net	-	-

Total increase (decrease) in net assets	$(6,800,864)	$(2,233,525)

Net assets at beginning of year	40,847,840	43,081,365
Net assets at end of year	$34,046,976	$40,847,840

	Newport Tiger Fund, VS (A)3
	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(4,673)	$141,657
Realized gain (loss) on sale of fund shares	2,717,671	34,072
Change in unrealized appreciation (depreciation) during the year	(2,524,299)	2,295,266
Net increase (decrease) in net assets from operations	$188,700	$2,470,995

Contract transactions:
Payments received from contract owners	$5,170	$24,112
Transfers between subaccounts, net	(3,535,372)	(654,174)
Transfers for contract terminations	(456,455)	(787,586)
Net increase (decrease) in net assets from contract transactions	$(3,986,657)	$(1,417,648)

Increase (decrease) in amounts retained in KMA Variable Account, net	(13,539,584)	-

Total increase (decrease) in net assets	$(3,797,957)	$1,053,347

Net assets at beginning of year	17,337,541	16,284,194
Net assets at end of year	$-	$17,337,541

3 Closed February 18, 2005

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KMA VARIABLE ACCOUNT

Notes to Financial Statements

December 31, 2005

1. Organization

KMA Variable Account (the "Variable Account") is a separate investment account established by Sun Life Assurance Company of Canada (the "Company") to receive and invest premium payments under flexible purchase payment deferred and immediate variable annuity contracts issued by the Company. The Variable Account was previously a separate investment account of Keyport Life Insurance Company ("Keyport"). On December 31, 2003, Keyport merged into the Company. The merger had no effect on the existing rights and benefits of the policyholders of the Variable Account.

As a result of the merger, the name of the variable account changed to Sun Life Assurance Company of Canada (U.S.) - KMA Variable Account (previously known as Keyport Life Insurance Company - KMA Variable Account).

The Variable Account exists in accordance with the regulations of the Delaware Department of Insurance and operates as a unit investment trust under the Investment Company Act of 1940 (as amended), and invests in eligible mutual funds. With the exception of Keystone-100 contractholders, there are currently two funding vehicles available to the Variable Account, the SteinRoe Variable Investment Trust ("SRVIT") and the Liberty Variable Investment Trust ("LVIT"). A third trust, Keystone Custodian Funds, is only available to existing Keystone-100 contractholders. This contract series was issued prior to May 1, 1986. There are currently twelve available Sub Accounts within the Variable Account to which contract funds may be allocated.

On February 18, 2005, Newport Tiger Fund, VS (A) was closed, and on June 10, 2005, Evergreen Blue Chip Fund-A was closed.

Effective January 4, 2005, the fund name of Stein Roe Growth Stock Fund, VS (A) was changed to Columbia Large Cap Growth Stock Fund, VS (A).

On April 4, 2003, the following funds changed their names: Colonial International Fund for Growth Fund VS (A) to Columbia International Fund VS (A); SteinRoe Balance Fund VS (A) to Liberty Asset Allocation Fund VS (A); Colonial US Growth & Income Fund VS (A) to Liberty Growth & Income Fund VS (A); SteinRoe Money Market Fund VS (A) to Liberty Money Market Fund VS (A); SteinRoe Small Company Growth Fund VS (A) to Liberty Small Company Growth Fund VS (A).

On April 7, 2003 Liberty Value Fund VS (A) merged into Liberty Growth & Income Fund VS (A). On April 14, 2003, SteinRoe Global Utilities Fund VS (A) merged into Columbia International Fund VS (A).

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

2. Significant Accounting Policies

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

Investments are made in the mutual funds and are valued at the reported net assets value of such mutual funds, which value their investment securities at fair value. Transactions are recorded on a trade date basis. Income from dividends and gain from realized gain distributions are recorded at the ex-distribution date. Realized gains and losses on sales of investments are computed on the basis of identified cost of the investments sold.

Annuity reserves are computed for contracts in the income stage according to the 1983a Individual Annuity Mortality Table. The assumed investment rate is either 3.0%, 4.0%, 5.0% or 6.0% unless the annuitant elects otherwise, in which

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KMA VARIABLE ACCOUNT

Notes to Financial Statements (continued)

December 31, 2005

2. Significant Accounting Policies (continued)

case the rate may vary from 3.0% to 6.0%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company.

The operations of the Variable Account are part of the operations of the Company and are not taxed separately. The Company qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the

Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes.

If a policyholder's financial transaction is not executed on the appropriate investment date, a correcting buy or sell of shares is required by the Company to make the policyholder whole. The resulting risk of a gain or loss from this correction does not have any effect on the policyholder's account and is fully assumed by the Company.

3. Expenses

The Company does not deduct a sales charge from purchase payments. In the event of a contract termination a contingent deferred sales charge based on a graded table of charges is deducted. An annual contract maintenance charge to cover the cost of contract administration is deducted from each contract holder's account on the contract anniversary date. Daily deductions are made from each Sub-Account for assumption of mortality and expense risk. The effective annual rates as a percentage of contract value are as follow:

Keyport Flex I: 1.25%

Keyport Flex II: 1.35%

Keystone 100: 1.00%

Preferred Advisor: 1.25%; a daily sales charge is also deducted at an effective annual rate of 0.15% of contract value.

Preferred Advisor Employee: 0.35%

4. Affiliated Company Transactions

The Company provides administrative services necessary for the operation of the Variable Account. The Company has absorbed all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws. Clarendon Insurance Agency, Inc. ("Clarendon"), a wholly owned subsidiary of the Company, is the principal underwriter for SRVIT and LVIT. On December 31, 2003, Keyport Financial Services Corp. (KFSC), (former principal underwriter for SRVIT and LVIT and a wholly owned subsidiary of Keyport) merged into Clarendon with Clarendon as the surviving entity. The investment advisors' compensation is based upon the fair value of the mutual funds.

SUN LIFE ASSURANCE AND ANNUITY COMPANY OF CANADA (U.S.) - KMA VARIABLE ACCOUNT

Notes to Financial Statements

December 31, 2005

5. Financial Highlights

A summary of the units outstanding, unit values, net assets, the investment income ratios, the expense ratios (excluding expenses of the underlying funds) and the total return for the year ended December 31 is as follows:

	At December 31					For the year ended December 31
						Investment
		Unit Fair Value			Net	Income	Expense Ratio2			Total Return 3
	Units5	lowest to highest			Assets4	Ratio1	lowest to highest			lowest to highest
Colonial Strategic Income Fund, VS (A)
December 31, 2005	785,510	$ 17.486	to	$ 21.977	$15,459,903	0.00%	0.35%	to	1.39%	0.21%	to	1.25%
December 31, 2004	942,320	17.420	to	21.700	18,487,913	7.72%	0.35%	to	1.39%	8.64%	to	9.78%
December 31, 2003	1,078,834	16.015	to	19.772	19,464,517	7.11%	0.35%	to	1.39%	16.77%	to	17.99%
December 31, 2002	1,249,742	13.694	to	16.758	19,296,861	7.22%	0.35%	to	1.39%	7.03%	to	8.15%
December 31, 2001	1,659,476	12.776	to	15.495	23,923,595	7.66%	0.35%	to	1.39%	0.52%	to	3.42%

Columbia International Fund, VS (A) (Formerly Colonial International Fund for Growth Fund, VS (A))
December 31, 2005	1,116,043	12.793	to	14.816	14,332,889	0.00%	0.35%	to	1.39%	11.60%	to	12.76%
December 31, 2004	1,360,312	11.463	to	13.140	15,646,491	1.14%	0.35%	to	1.39%	0.00%	to	13.33%
December 31, 2003	1,630,207	10.221	to	11.593	16,712,847	1.37%	0.35%	to	1.39%	33.67%	to	35.07%
December 31, 2002	533,617	7.646	to	8.583	4,098,314	0.32%	0.35%	to	1.39%	-14.55%	to	-13.66%
December 31, 2001	674,986	8.948	to	9.940	6,067,096	0.00%	0.35%	to	1.39%	-25.41%	to	-24.62%

Columbia Large Cap Growth Fund, VS (A) (Formerly SteinRoe Growth Stock Fund, VS (A))
December 31, 2005	904,367	22.636	to	85.033	31,226,849	0.63%	0.35%	to	1.39%	3.30%	to	4.38%
December 31, 2004	1,111,921	21.690	to	81.990	37,022,550	0.17%	0.35%	to	1.39%	-3.31%	to	-2.29%
December 31, 2003	1,355,835	22.196	to	84.463	46,824,951	0.42%	0.35%	to	1.39%	23.51%	to	24.80%
December 31, 2002	1,634,681	17.785	to	68.115	46,484,131	0.22%	0.35%	to	1.39%	-31.12%	to	-30.40%
December 31, 2001	2,118,032	25.553	to	98.503	86,648,640	0.00%	0.35%	to	1.39%	-25.66%	to	-24.60%

Evergreen Blue Chip Fund - A
December 31, 2005	-	61.454	to	66.448	-	0.45%	1.00%	to	1.00%	0.40%	to	0.60%
December 31, 2004	656	61.090	to	66.183	43,420	0.00%	1.00%	to	1.00%	0.00%	to	6.01%
December 31, 2003	845	57.624	to	72.012	52,924	0.00%	1.00%	to	1.00%	22.92%	to	23.49%
December 31, 2002	1,105	46.665	to	72.012	56,826	0.00%	1.00%	to	1.00%	-23.21%	to	-23.21%
December 31, 2001	1,156	61.152	to	72.012	77,538	0.00%	1.00%	to	1.00%	-17.94%	to	-17.64%

Evergreen Diversified Bond Fund - A
December 31, 2005	324	37.790	to	55.332	17,921	5.36%	1.00%	to	1.00%	-4.05%	to	1.20%
December 31, 2004	324	39.380	to	54.680	17,730	4.85%	1.00%	to	1.00%	-1.73%	to	3.39%
December 31, 2003	325	39.727	to	52.884	17,170	5.18%	1.00%	to	1.00%	0.53%	to	5.76%
December 31, 2002	522	39.727	to	50.006	25,913	5.73%	1.00%	to	1.00%	0.54%	to	6.56%
December 31, 2001	561	39.651	to	46.930	26,089	6.11%	1.00%	to	1.00%	0.54%	to	5.74%

Evergreen Emerging Growth Fund - A ( Formerly Evergreen Small Company Growth Fund - A)
December 31, 2005	3,048	59.077	to	67.149	194,922	0.00%	1.00%	to	1.00%	0.71%	to	0.71%
December 31, 2004	3,057	58.660	to	66.670	194,041	0.00%	1.00%	to	1.00%	0.00%	to	9.00%
December 31, 2003	3,379	53.817	to	61.170	196,034	0.00%	1.00%	to	1.00%	48.23%	to	48.23%
December 31, 2002	3,394	36.308	to	64.728	132,834	0.00%	1.00%	to	1.00%	-26.96%	to	-26.96%
December 31, 2001	3,398	49.707	to	64.728	182,066	0.00%	1.00%	to	1.00%	-17.94%	to	-17.94%

Evergreen High Yield Bond Fund - A
December 31, 2005	470	50.092	to	50.092	23,554	7.04%	1.00%	to	1.00%	-0.12%	to	-0.12%
December 31, 2004	464	50.151	to	50.151	23,295	7.45%	1.00%	to	1.00%	0.00%	to	7.59%
December 31, 2003	451	46.612	to	46.612	21,036	8.10%	1.00%	to	1.00%	19.41%	to	19.41%
December 31, 2002	434	31.778	to	39.035	16,939	8.41%	1.00%	to	1.00%	4.05%	to	4.05%
December 31, 2001	421	31.778	to	37.515	15,808	9.13%	1.00%	to	1.00%	4.92%	to	4.92%

Evergreen Money Market Fund - A
December 31, 2005	3,145	22.133	to	24.527	77,121	2.59%	1.00%	to	1.00%	-0.99%	to	1.38%
December 31, 2004	1,362	22.354	to	24.194	32,964	0.55%	1.00%	to	1.00%	-0.99%	to	0.00%
December 31, 2003	1,667	19.329	to	24.297	40,503	0.38%	1.00%	to	1.00%	-0.84%	to	-0.64%
December 31, 2002	2,159	19.329	to	24.453	52,530	0.99%	1.00%	to	1.00%	0.01%	to	0.01%
December 31, 2001	2,021	19.329	to	24.453	49,151	1.03%	1.00%	to	1.00%	0.04%	to	0.04%

Liberty Asset Allocation Fund, VS (A) (Formerly SteinRoe Balanced Fund, VS (A))
December 31, 2005	1,895,431	22.728	to	52.710	64,064,980	2.62%	0.35%	to	1.39%	5.06%	to	6.16%
December 31, 2004	2,228,972	21.410	to	49.970	71,298,886	2.44%	0.35%	to	1.39%	8.47%	to	9.60%
December 31, 2003	2,645,837	19.534	to	45.891	77,585,081	3.24%	0.35%	to	1.39%	18.80%	to	20.04%
December 31, 2002	3,142,740	16.272	to	38.476	77,263,537	3.45%	0.35%	to	1.39%	-12.95%	to	-12.03%
December 31, 2001	4,017,862	18.499	to	44.024	112,992,072	3.24%	0.35%	to	1.39%	-10.45%	to	-9.51%

Liberty Federal Securities Fund, VS (A)
December 31, 2005	585,341	19.319	to	27.764	14,669,760	5.75%	0.35%	to	1.39%	1.17%	to	2.22%
December 31, 2004	708,038	18.900	to	27.400	17,515,940	5.18%	0.35%	to	1.39%	2.71%	to	3.78%
December 31, 2003	829,627	18.210	to	26.640	19,950,900	4.39%	0.35%	to	1.39%	1.22%	to	2.28%
December 31, 2002	1,042,678	17.804	to	26.279	24,775,800	4.51%	0.35%	to	1.39%	8.23%	to	9.37%
December 31, 2001	1,142,121	16.279	to	24.243	25,061,210	6.12%	0.35%	to	1.39%	4.97%	to	6.66%

Liberty Growth & Income Fund, VS (A) (Formerly Colonial US Growth & Income Fund VS (A))
December 31, 2005	1,320,429	26.655	to	32.986	38,384,206	0.00%	0.35%	to	1.39%	4.92%	to	6.01%
December 31, 2004	1,638,982	25.392	to	31.120	45,408,792	1.69%	0.35%	to	1.39%	0.00%	to	13.36%
December 31, 2003	2,006,743	22.622	to	27.448	49,559,208	1.58%	0.35%	to	1.39%	18.14%	to	19.37%
December 31, 2002	1,141,671	19.139	to	22.993	23,878,226	1.03%	0.35%	to	1.39%	-23.03%	to	-22.22%
December 31, 2001	1,498,012	24.853	to	29.563	40,681,855	0.93%	0.35%	to	1.39%	-1.98%	to	-0.95%

SUN LIFE ASSURANCE AND ANNUITY COMPANY OF CANADA (U.S.) - KMA VARIABLE ACCOUNT

Notes to Financial Statements (continued)

December 31, 2005

5. Financial Highlights (continued)
	At December 31					For the year ended December 31
						Investment
		Unit Fair Value			Net	Income	Expense Ratio 2			Total Return3
	Units5	lowest to highest			Assets4	Ratio1	lowest to highest			lowest to highest
Liberty Money Market Fund, VS (A) (Formerly SteinRoe Money Market Fund VS (A))
December 31, 2005	1,397,995	14.973	to	28.853	26,077,192	2.76%	0.35%	to	1.39%	1.40%	to	2.45%
December 31, 2004	1,477,998	14.610	to	28.340	27,158,169	0.86%	0.35%	to	1.39%	-0.52%	to	0.52%
December 31, 2003	1,676,819	14.538	to	28.380	31,138,106	0.69%	0.35%	to	1.39%	-0.70%	to	0.34%
December 31, 2002	2,236,488	14.490	to	28.469	41,245,201	1.25%	0.35%	to	1.39%	-0.15%	to	0.89%
December 31, 2001	2,591,314	14.361	to	28.399	47,244,669	3.55%	0.35%	to	1.39%	2.14%	to	3.26%

Liberty Small Company Growth Fund, VS (A)
December 31, 2005	785,915	$23.917	to	$ 101.230	$34,046,976	0.00%	0.35%	to	1.39%	1.30%	to	2.35%
December 31, 2004	967,004	23.370	to	99.540	40,847,840	0.00%	0.35%	to	1.39%	9.94%	to	11.09%
December 31, 2003	1,131,397	21.035	to	90.188	43,081,365	0.00%	0.35%	to	1.39%	42.13%	to	43.62%
December 31, 2002	1,371,386	14.646	to	63.203	36,202,894	0.00%	0.35%	to	1.39%	-25.33%	to	-24.55%
December 31, 2001	1,728,968	19.412	to	84.314	60,815,663	0.00%	0.35%	to	1.39%	-11.28%	to	-6.75%

Liberty Value Fund, VS (A)
December 31, 2005	-	-	to	-	-	0.00%	0.35%	to	1.39%	0.00%	to	0.00%
December 31, 2004	-	-	to	-	-	0.00%	0.35%	to	1.39%	0.00%	to	0.00%
December 31, 2003	-	9.723	to	20.047	-	1.43%6	0.35%	to	1.39%	-6.77%	to	-6.52%
December 31, 2002	1,511,503	10.427	to	21.444	29,596,315	1.18%	0.35%	to	1.39%	-21.63%	to	-20.81%
December 31, 2001	1,986,529	13.299	to	27.080	49,636,390	1.22%	0.35%	to	1.39%	-1.57%	to	0.28%

Newport Tiger Fund, VS (A)
December 31, 2005	-	9.798	to	13.082	0	0.00%	0.35%	to	1.39%	1.04%	to	1.18%
December 31, 2004	340,249	9.700	to	12.930	3,961,934	1.10%	0.35%	to	1.39%	0.00%	to	15.89%
December 31, 2003	471,344	8.451	to	11.157	4,782,777	1.14%	0.35%	to	1.39%	42.80%	to	44.29%
December 31, 2002	525,569	5.915	to	7.732	3,730,340	1.06%	0.35%	to	1.39%	-18.11%	to	17.26%
December 31, 2001	676,415	7.220	to	9.345	5,858,597	0.69%	0.35%	to	1.39%	-19.62%	to	-18.77%

SteinRoe Global Utilities Fund, VS (A)
December 31, 2005	-	-	to	-	-	0.00%	0.35%	to	1.39%	0.00%	to	0.00%
December 31, 2004	-	-	to	-	-	0.00%	0.35%	to	1.39%	0.00%	to	0.00%
December 31, 2003	-	14.227	to	15.565	-	2.21%6	0.35%	to	1.39%	0.84%	to	1.11%
December 31, 2002	847,466	14.108	to	15.394	11,972,212	2.89%	0.35%	to	1.39%	-14.52%	to	-13.63%
December 31, 2001	1,159,486	16.504	to	17.823	19,157,107	1.34%	0.35%	to	1.39%	-15.21%	to	-13.14%

1 These amounts represent the dividends and other income received by the Sub-Accounts from the underlying mutual funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying funds in which the Sub-Accounts invest.

2 These ratio ranges represent the annualized contract expenses of the Variable Account, consisting primarily of mortality and expense charges, for each period indicated. The ratio ranges include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

3These return ranges represent the total returns for the periods indicated in the Statements of Operations and the Statements of Changes in Net Assets, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return ratio does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate in the Statements of Operations and the Statements of Changes in Net Assets the effective date of that investment option in the variable account. The total return ratio is calculated for the period indicated or from the effective date as noted in the Statements of Operations and the Statements of Changes in Net Assets through the end of the reporting period

4 These net assets do not include seed money retained by the Company. The seed money was invested by the company in certain Sub-Accounts that required funds to commence operations.

5 These units represent both the deferred and the payout units of the underlined Sub-Accounts.

6 These ratios represent the annualized investment income ratios.

SUN LIFE ASSURANCE AND ANNUITY COMPANY OF CANADA (U.S.) - KMA VARIABLE ACCOUNT

Notes to Financial Statements (continued)

December 31, 2005

6. Purchases and Sales of Securities

The cost of mutual funds purchased and proceeds from mutual funds sold by the Variable Account during 2005 are shown below:

	Purchases	Sales
Colonial Strategic Income Fund, VS (A)	$595,493	$3,872,492

Columbia International Fund, VS (A)	606,388	3,669,654

Columbia Large Cap Growth Stock Fund, VS (A)	410,772	7,377,767

Evergreen Blue Chip Fund - A	189	43,677

Evergreen Diversified Bond Fund - A	957	199

Evergreen High Yield Bond Fund - A	1,939	239

Evergreen Money Market Fund - A	44,789	632

Evergreen Emerging Growth Fund - A	287	2,680

Liberty Asset Allocation Fund, VS (A)	2,383,703	11,957,394

Liberty Federal Securities Fund, VS (A)	1,129,850	3,406,363

Liberty Growth & Income Fund, VS (A)	621,576	10,046,847

Liberty Money Market Fund, VS (A)	8,281,831	9,362,808

Liberty Small Company Growth Fund, VS (A)	696,789	8,116,403

Newport Tiger Fund, VS (A)	1,292,681	17,530,914

	$16,067,244	$75,388,069

SUN LIFE ASSURANCE AND ANNUITY COMPANY OF CANADA (U.S.) - KMA VARIABLE ACCOUNT

Notes to Financial Statements (continued)

December 31, 2005

7. Changes in Unit Outstanding

The changes in units outstanding for the year ended December 31, 2005 were as follow:

	Units Issued	Units Redeemed	Net Increase (Decrease)
Colonial Strategic Income Fund, VS (A)	30,583	187,393	(156,810)

Columbia International Fund, VS (A)	52,012	296,281	(244,269)

Columbia Large Cap Growth Stock Fund, VS (A)	6,059	213,614	(207,555)

Evergreen Blue Chip Fund - A	-	656	(656)

Evergreen High Yield Bond Fund - A	6	-	6

Evergreen Money Market Fund - A	1,788	6	1,782

Evergreen Emerging Growth Fund - A	5	13	(8)

Liberty Asset Allocation Fund, VS (A)	21,697	355,238	(333,541)

Liberty Federal Securities Fund, VS (A)	6,460	129,157	(122,697)

Liberty Growth & Income Fund, VS (A)	22,106	340,659	(318,553)

Liberty Money Market Fund, VS (A)	463,841	543,844	(80,004)

Liberty Small Company Growth Fund, VS (A)	11,650	192,740	(181,089)

Newport Tiger Fund, VS (A)	-	340,249	(340,249)

	616,207	2,599,849	(1,983,643)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KMA VARIABLE ACCOUNT

Notes to Financial Statements (continued)

December 31, 2005

8. Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, (the "Code") a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, is not treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sun Life Assurance Company of Canada (U.S.) and Contract Owners of Keyport KMA Variable Account:

We have audited the accompanying statements of assets and liabilities of Evergreen Blue Chip Fund - A Sub-Account, Evergreen Diversified Bond Fund - A Sub- Account, Evergreen High Yield Bond Fund - A Sub-Account, Evergreen Money Market Fund - A Sub-Account, Evergreen Emerging Growth Fund - A Sub-Account, Columbia International Fund, VS (A) Sub-Account, Columbia Strategic Income Fund, VS (A) Sub-Account, Liberty Growth & Income Fund, VS (A) Sub-Account, Newport Tiger Fund, VS (A) Sub-Account, Columbia Large Cap Growth Stock Fund, VS (A) Sub-Account, Liberty Asset Allocation Fund, VS (A) Sub-Account, Liberty Federal Securities Fund, VS (A) Sub-Account, Liberty Money Market Fund, VS (A) Sub-Account, and Liberty Small Company Growth Fund, VS (A) Sub-Account of Sun Life Assurance Company of Canada (U.S) - KMA Variable Account (collectively the "Sub-Accounts"), as of December 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Sub-Accounts management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP

Boston, Massachusetts

April 7, 2006

PART C

Item 24. Financial Statements and Exhibits
(a)	Financial Statements:
Included in Part B:
KMA Variable Account:
Statement of Assets and Liabilities - December 31, 2005
Statement of Operations for the years ended December 31, 2005
Statement of Changes in Net Assets for the years ended December 31, 2005 and 2004
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Sun Life Assurance Company of Canada (U.S.):
Consolidated Statement of Income, Years Ended December 31, 2005, 2004 and 2003;
Consolidated Balance Sheets, December 31, 2005 and 2004;
Consolidated Statements of Comprehensive Income, Years Ended December 31, 2005, 2004 and 2003;
Consolidated Statements of Stockholder's Equity, Years Ended December 31, 2005, 2004 and 2003;
Consolidated Statements of Cash Flows, Years Ended December 31, 2005, 2004 and 2003;
Notes to Consolidated Financial Statement; and
Report of Independent Registered Public Accounting Firm.

(b)	Exhibits:

(1)

Amended and Restated Resolution of the Board of Directors establishing KMA Variable Account. (Incorporated by reference to the Registration Statement on Form N-4 (File No. 333-111639) filed on or about December 31, 2003.)

(2)	Not applicable.

(3)(a)

Marketing Services Agreement by and between Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Distributors, Inc. and Clarendon Insurance Agency, Inc. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 333-37907) filed on or about January 16, 1998.)

(3)(b)

Specimen Sales Operations and General Agent Agreement. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 333-37907) filed on or about January 16, 1998.)

(4)(a)	Contract FLEX(4). (Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 (File No. 002-66388) filed on or about April 26, 1989.)

(4)(b)	Endorsement END.A(52) for FLEX(4). (Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 (File No. 002-66388) filed on or about March 1, 1991.)

(4)(c)

Contract FLEX(4)V with Endorsement END.A(52). (Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 (File No. 002-66388) filed on or about March 1, 1991.)

(4)(d)	Contract FLEX(4)/WA. (Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-4 (File No. 002-66388) filed on or about April 27, 1992.)

(4)(e)

Endorsement END.A(90) for Contracts issued July 1, 1993 to July 4, 1994 and Endorsement END.A(89), a replacement for END.A(52), for Contracts issued on or after July 5, 1994. (Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-4 (File No. 002-66388) filed on or about June 3, 1994.)

(4)(f)	Name Change Endorsement. (Incorporated by reference to the Registration Statement of Keyport Variable Account A on Form N-4 (File No. 333-114126) filed on or about April 1, 2004.)

(5)	Application Form FLEX-APP(REV)3 (Incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement on Form N-4 (File No. 002-66388) filed on or about April 26, 1994.)

(6)(a)

Articles of Incorporation of Sun Life Assurance Company of Canada (U.S.). (Incorporated by reference to the Depositor's Annual Report on Form 10-K (File No. 333-82824) filed on or about March 29, 2004.)

(6)(b)

By-Laws, amended March 19, 2004, of Sun Life Assurance Company of Canada (U.S.). (Incorporated by reference to the Depositor's Annual Report on Form 10-K (File No. 333-82824) filed on or about March 29, 2004.)

(7)	Not applicable.

(8)(a)

Participation Agreement Among Liberty Variable Investment Trust, Liberty Funds Distributor, Inc., and Sun Life Assurance Company of Canada (U.S.). (Incorporated by reference to the Registration Statement of Keyport Variable Account A on Form N-4 (File No. 333-114126) filed on or about April 1, 2004.)

(8)(a)(i)	Amendment to Participation Agreement. (Incorporated by reference to the Registration Statement of Keyport Variable Account A on Form N-4 (File No. 333-114126) filed on or about April 1, 2004.)

(8)(b)

Participation Agreement Among SteinRoe Variable Investment Trust, Liberty Funds Distributor, Inc., and Sun Life Assurance Company of Canada (U.S.). (Incorporated by reference to the Registration Statement of Keyport Variable Account A on Form N-4 (File No. 333-114126) filed on or about April 1, 2004.)

(8)(b)(i)	Amendment to Participation Agreement. (Incorporated by reference to the Registration Statement of Keyport Variable Account A on Form N-4 (File No. 333-114126) filed on or about April 1, 2004.)

(9)	Opinion and Consent of Counsel. (Incorporated by reference to the Registration Statement on Form N-4 (File No. 333-111639) filed on or about December 31, 2003.)

(10)(a)	Consent of Independent Registered Public Accounting Firm. (Filed herewith)

(10)(b)	Representation of Counsel pursuant to Rule 485(b). (Filed herewith)

(11)	Not applicable.

(12)	Not applicable.

(13)(a)	Powers of Attorney. (Filed herewith)

(13)(b)

Resolution of the Board of Directors of the depositor dated July 24, 2003, authorizing the use of powers of attorney for Officer signatures. (Incorporated by reference to the Registration Statement of Keyport Variable Account A on Form N-4 (File No. 333-112506) filed on or about February 5, 2004.)

(14)

Chart of Affiliations. (Incorporated by reference to Post-Effective Amendment No. 16 the Registration Statement of Keyport Variable Account A on Form N-4 (File No. 333-83516) filed on or about April 11, 2006.)

Item 25. Directors and Officers of the Depositor.
Name and Principal Business Address*	Positions and Offices With Depositor
C. James Prieur Sun Life Assurance Company of Canada 150 King Street West, SC 106A35 Toronto, Ontario Canada M5H 1J9	Chairman and Director
Thomas A. Bogart Sun Life Assurance Company of Canada 150 King Street West, SC 114D10 Toronto, Ontario Canada M5H 1J9	Director
Gary Corsi Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3380 Wellesley Hills, MA 02481	Director & Vice President and Chief Financial Officer and Treasurer
Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3358 Wellesley Hills, MA 02481	Director & Vice President and General Counsel
Paul W. Derksen Sun Life Assurance Company of Canada 150 King Street West, SC 105D10 Toronto, Ontario Canada M5H 1J9	Director
Mary M. Fay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 4250 Wellesley Hills, MA 02481	Director & Vice President and General Manager, Annuities
Robert C. Salipante Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3376 Wellesley Hills, MA 02481	President and Director
Donald A. Stewart Sun Life Assurance Company of Canada 150 King Street West, SC 106A35 Toronto, Ontario Canada M5H 1J9	Director
James M.A. Anderson Sun Life Assurance Company of Canada 150 King Street West, SC 104A25 Toronto, Ontario Canada M5H 1J9	Executive Vice President and Chief Investment Officer
Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3370 Wellesley Hills, MA 02481	Vice President and Chief Actuary
Ellen B. King Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 1335 Wellesley Hills, MA 02481	Assistant Vice President and Senior Counsel and Secretary
John R. Wright Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park , SC 2163 Wellesley Hills, MA 02481	Executive Vice President, Sun Life Financial U.S. Operations

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.

     No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial.

     The chart for the affiliations of the Depositor is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 333-83516) filed on or about April 11, 2006.

     None of the companies listed in such Exhibit 14 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

Item 27. Number of Contract Owners.

     At April 4, 2006, there were 2,943 Qualified Contract Owners and 2,983 Non-Qualified Contract Owners.

Item 28. Indemnification.

     Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)"), as amended effective as of January 1, 2000 (a copy of which was filed as Exhibit 6(b) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-4, File No. 333-30844) provides for the indemnification of directors, officers and employees of Sun Life (U.S.). Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of Sun Life (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has bee advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, or controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has bee settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

     Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, G, H and I, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C, and D, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, and Total Return Variable Account.

The directors and officers of Clarendon Insurance Agency, Inc. are:
Name and Principal	Position and Offices
Business Address*	with Underwriter

Katherine E. Sarvary	President
Claude A. Accum	Director
Gary Corsi	Director
Mary M. Fay	Director
Ellen B. King	Secretary
Ann B. Teixeira	Assistant Vice President, Compliance
Thomas Horack	Chief Compliance Officer
Michael L. Gentile	Vice President
John E. Coleman	Vice President
Nancy C. Atherton	Assistant Vice President & Tax Officer
Jane F. Jette	Financial/Operations Principal and Treasurer

* The principal business address of all directors and officers of the principal underwriter is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Item 30. Location of Accounts and Records.

     Sun Life Assurance Company of Canada (U.S.), 112 Worcester Street, Wellesley Hills, Massachusetts 02481.

Item 31. Management Services.

     Not applicable.

Item 32. Undertakings.

The Registrant hereby undertakes:
(a)

To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)

To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)

Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 484(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Wellesley Hills and State of Massachusetts, on this 26th day of April, 2006.

KMA Variable Account
(Registrant)

BY:	Sun Life Assurance Company of Canada (U.S.)
(Depositor)

BY:	/s/ Robert C. Salipante*
Robert C. Salipante
President

*By:	/s/Sandra M. DaDalt
Sandra M. DaDalt
Assistant Vice President
and Senior Counsel

     As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
/s/ C. James Prieur*	/s/ Robert C. Salipante*	April 26, 2006
C. James Prieur	Robert C. Salipante	Date
Director	President
(Principal Executive Officer)

/s/ Thomas A. Bogart	/s/ Gary Corsi*	April 26, 2006
Thomas A. Bogart	Gary Corsi	Date
Director	Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

/s/ Gary Corsi*
Gary Corsi
Director

/s/ Scott M. Davis *
Scott M. Davis
Director

/s/ Paul W. Derksen *
Paul W. Derksen
Director

/s/ Mary M. Fay *
Mary M. Fay
Director

/s/ Robert C. Salipante*
Robert C. Salipante
Director

/s/ Donald A. Stewart*
Donald A. Stewart
Director

*BY:	/s/ Sandra M. DaDalt	April 26, 2006
	Sandra M. DaDalt	Date
Attorney-in-Fact

* Sandra M. DaDalt has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers or attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on or about February 5, 2004. Powers of attorney are included herein as Exhibit 13(a).

EXHIBIT INDEX

Item

(10)(a)	Consent of Independent Registered Public Accounting Firm

(10(b)	Representation of Counsel pursuant to Rule 485(b)

(13)(a)	Powers of Attorney